SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12.

UMB Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UMB Financial Corporation

Notice of Annual Meeting of Shareholders

and Proxy Statement

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD

April 26, 2011

9:00 a.m. CDT

UMB Bank Building

1010 Grand Boulevard

Kansas City, Missouri 64106

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 26, 2011

The Annual Meeting of Shareholders of UMB Financial Corporation (the “Company”) will be held at the Company offices located at 1010 Grand Boulevard, Kansas City, Missouri, 64106 on April 26, 2011, at 9:00 a.m. CDT. We are holding the Annual Meeting for the following purposes:

1) To elect four Class II directors to hold office until the Annual Meeting of 2014;

2) To ratify the Audit Committee’s retention of Deloitte & Touche LLP to serve as the Company’s independent auditors and to examine and audit the consolidated financial statements of the Company for the fiscal year 2011;

3) To consider an advisory vote (non-binding) on the compensation of the Company’s named executive officers;

4) To consider an advisory vote (non-binding) on the frequency of future advisory votes on the compensation of the Company’s named executive officers;

5) To approve proposed amendments to the UMB Financial Corporation Long-Term Incentive Compensation Plan;

6) To consider a shareholder proposal to eliminate classification of terms of the Company’s Board of Directors to require that all directors stand for election annually; and

To transact such other matters as may properly come before the meeting or any adjournments thereof.

Only shareholders of record at the close of business on March 3, 2011, will be entitled to notice of, and to vote at, this meeting or any adjournments thereof. This Proxy Statement is being mailed on or about March 17, 2011.

It is important that your shares be represented at the meeting. We urge you to exercise your right to vote by completing and returning the enclosed proxy card.

By Order of the Board of Directors,

Dennis R. Rilinger

Secretary

The date of this notice is March 17, 2011.

PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY, regardless of the number of shares you may own and whether or not you plan to attend the meeting in person. You may revoke your proxy and vote your shares in person if revoked in accordance with the procedures described in the attached proxy statement.

UMB FINANCIAL CORPORATION

1010 Grand Boulevard

Kansas City, Missouri 64106

PROXY STATEMENT

GENERAL INFORMATION

Purpose

This Proxy Statement and the accompanying proxy card are being mailed beginning March 17, 2011, to the shareholders of record of the common stock, par value one dollar ($1.00) per share, of UMB Financial Corporation (the “Company”) as of the record date of March 3, 2011. These proxies are being solicited on behalf of the Company’s Board of Directors (the “Board”) to be used at the 2011 Annual Meeting of the Company’s shareholders which will be held at 9:00 a.m. CDT on April 26, 2011 at the Company offices located at 1010 Grand Boulevard, Kansas City, Missouri, 64106, and any adjournments thereof (the “Annual Meeting”).

Attendance at the Annual Meeting is limited to shareholders of record or their proxies, beneficial owners of Company common stock having evidence of such ownership, and guests of the Company.

Proxies are being solicited to give all shareholders of record an opportunity to vote on matters to be presented at the Annual Meeting. This Proxy Statement contains information on matters to be voted upon at the Annual Meeting or any adjournments of that meeting.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to Be Held on April 26, 2011

This Proxy Statement, the Annual Report to Shareholders, and the Annual Report on Form 10-K for the year ended December 31, 2010, are available at www.edocumentview.com/UMBF, together with any amendments to any of these materials that are required to be furnished to shareholders.

Shareholders will meet for the following purposes:

1)	To elect four Class II directors who will hold office until the Annual Meeting of 2014;

2)	To ratify the Audit Committee’s retention of Deloitte & Touche LLP to serve as the Company’s independent auditors and to examine and audit the consolidated financial statements of the Company for the fiscal year 2011;

3)	To consider an advisory vote (non-binding) on the compensation of the Company’s named executive officers;

4)	To consider an advisory vote (non-binding) on the frequency of future advisory votes on the compensation of the Company’s named executive officers;

5)	To approve proposed amendments to the UMB Financial Corporation Long-Term Incentive Compensation Plan;

6)	To consider a shareholder proposal to eliminate classification of terms of the Company’s Board of Directors to require that all directors stand for election annually; and

To transact such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors recommends that you vote:

1)	“FOR” the election of the four Class II directors;

2)	“FOR” the ratification of the retention of Deloitte & Touche LLP to serve as independent auditors;

3)	“FOR” the approval, on an advisory basis, of the compensation of the named executive officers;

4)	“FOR” the approval, on an advisory basis, of a triennial (one time each three years) advisory vote to approve the compensation of the named executive officers;

5)	“FOR” the proposed amendments to the UMB Financial Corporation Long-Term Incentive Compensation Plan; and

6)	“AGAINST” the shareholder proposal to eliminate classification of directors for election purposes.

Shareholders do not have any dissenters’ rights of appraisal in connection with any of these matters.

Who Can Vote

Holders of the Company’s common stock at the close of business on March 3, 2011 are entitled to notice of, and to vote at, the Annual Meeting. On March 3, 2011, there were 40,538,836 shares of Company common stock outstanding. Each share is entitled to one vote on each matter properly brought before the Annual Meeting other than the election of directors (which is done by cumulative voting). Shares can be voted at the Annual Meeting only if the shareholder is present or represented by a valid proxy. If you have shares attributable to your account under the Company’s Employee Stock Ownership Plan, you have the right to direct the voting of those shares. Any shares not so directed will be voted by the trustee, Marshall & Ilsley Trust Company, N.A. If you have a beneficial interest in shares allocated to your account under the Company’s Profit Sharing and 401(k) Savings Plan, you have the right to direct the voting of those shares; any shares not so directed will not be voted.

Voting

Your vote is important. Since many shareholders cannot personally attend the meeting, a large number must be represented by proxy. Proxies may be given by either a written proxy card or by communicating with the Company’s transfer agent by use of the internet or telephone. Instructions for giving your proxy by either means accompany this Proxy Statement. Proxies may be revoked at any time before they are exercised: (i) by written notice to the Corporate Secretary, (ii) by telephone or internet notice to the Company’s transfer agent, (iii) by a properly executed, later-dated written or internet or telephonic proxy, or (iv) by voting by ballot at the Annual Meeting. Your voting method will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If you wish to vote at the meeting and your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy from the holder of record authorizing you to vote at the Annual Meeting.

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If you sign the proxy card or otherwise provide a proxy, but do not specify how you want your shares to be voted, your shares will be voted: 1) equally in favor of the election of all nominees listed on the proxy card; 2) in favor of ratifying the Audit Committee’s retention of Deloitte & Touche LLP to serve as the Company’s independent auditors and to examine and audit the consolidated financial statements of the Company for the fiscal year 2011; 3) in favor of the advisory vote to approve the compensation of the named executive officers; 4) in favor of a triennial advisory vote to approve the compensation of the named executive officers; 5) in favor of the approval of amendments to the UMB Financial Corporation Long-Term Incentive Compensation Plan; and 6) in opposition to the shareholder proposal to eliminate the classification of terms of the Company’s Board of Directors to require that all directors stand for election annually. Votes will be counted by the inspectors of the election appointed by the Chairman at the Annual Meeting.

The inspectors of the election will treat abstentions and broker non-votes (as defined below) as present for determining whether a quorum is present. If you are the beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions (“Uninstructed Shares”), under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. The Company believes that Proposal 2 (Approval of Auditors) is considered a routine matter. The Company believes that Proposal 1 (Election of Directors), Proposal 3 (Advisory vote on approval of executive compensation), Proposal 4 (Advisory vote on frequency of votes on executive compensation); Proposal 5 (Approval of amendments to the UMB Financial Corporation Long-Term Incentive Compensation Plan; and Proposal 6 (Shareholder Proposal), are non-routine.

If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our inspectors of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” The Company encourages you to provide voting instructions to the organization that holds your shares. The impact of abstentions and broker non-votes for purposes of determining the approval of any matter submitted to the shareholders for a vote is described in the “Required Votes” sections below.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the enclosed form of proxy will have discretion to vote on those matters according to their best judgment to the same extent as you would be entitled to vote, subject to and in accordance with the requirements set forth in Rule 14a-4(c) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company does not anticipate that any other matters will be raised at the Annual Meeting.

Solicitation of Proxies

The Company is soliciting the proxy and will pay the cost of the solicitation of proxies. In addition to the use of the mail, proxies may be solicited personally, or by email or telephone, by employees of the Company and/or by employees of Georgeson Shareholder Communications, Inc. (“Georgeson”). Company employees have not been specifically engaged for the purpose of solicitation, and will not receive additional compensation for their solicitation efforts. The Company has engaged, and will compensate, Georgeson to assist in the solicitation of proxies and provide related informational support, for a service fee of $15,000 and the reimbursement for certain out-of-pocket expenses. In addition, the Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy materials to security owners and updating their proxies.

Delivery of Voting Materials to Shareholders

Notice of Internet Availability

Some shareholders will be mailed a notice containing instructions on how to access this proxy statement, the Company’s Annual Report, and the Company’s Annual Report on Form 10-K and how to vote their shares online

(“Notice of Availability”). If a shareholder receives the Notice of Availability, they will not receive a printed copy of the proxy voting materials (Annual Report, Annual Report on Form 10-K, Proxy Card, and Proxy Statement) unless it is requested by following the instructions for requesting such materials contained on the Notice of Availability. Shareholders receiving the Notice of Availability may receive a full set of printed proxy materials for this meeting and all future meetings by following the instructions provided on the Notice of Availability.

Full Set of Proxy Materials

Some shareholders will be mailed a full set of proxy voting materials instead of a Notice of Availability. If a shareholder would like to reduce the environmental impact and the costs incurred by the Company in mailing proxy materials, they may elect to receive all future proxy materials electronically via the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card, to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

Householding

Two or more registered shareholders (shareholders whose shares are not held in street name) sharing the same address will each receive a Notice of Availability or complete set of the proxy voting materials unless we have been instructed otherwise by such registered shareholders. Services that deliver the Company’s proxy voting materials to shareholders that hold Company stock in street name through a bank, broker or other beneficial holder of record may deliver to multiple shareholders sharing the same address only one set of the Company’s proxy voting materials, but separate proxy cards for each shareholder. If street name shareholders receiving one set of the Proxy Materials wish to receive separate copies of the proxy materials or Notice of Availability, they should notify their bank, broker or other beneficial holder of record.

Shareholders that hold shares of Company common stock in multiple accounts will receive multiple Notices of Availability and/or sets of proxy voting materials. Shareholders receiving more than one notice should vote each proxy separately according to the instructions provided.

Required Votes—Election of Director Nominees

Shareholders have cumulative voting rights in the election of directors. The Board is divided into three classes which are equal in number. At each Annual Meeting, the directors constituting one class are elected for a three-year term. In addition, if an individual has been reclassified or appointed to fill a vacancy in one of the other two classes since the last Annual Meeting, his/her name will also be submitted for a shareholder vote.

In voting for the election of directors in any class, cumulative voting is permitted and shareholders are entitled to cast as many votes as shall equal the number of shares of stock held, multiplied by the number of directors to be elected in that class. Such votes may be cast all for a single candidate in that class or the votes may be distributed among the candidates in the class, as the shareholder directs. If you withhold authority to vote for any individual nominee, the shares attributed to such nominee will go unvoted unless you allocate them to another nominee. Registered shareholders desiring to specifically allocate such votes to a specific candidate or specific candidates through cumulative voting must contact the Company’s transfer agent at (312) 499-7033 prior to the annual meeting or vote in person at the Annual Meeting. Any shares not voted (whether by abstention, withheld votes, or otherwise) have no impact on the election of directors. If you sign the proxy card or otherwise give a proxy (by telephone, over the internet, or otherwise) to the Corporate Secretary prior to the close of voting at the Annual Meeting of Shareholders but do not specify how you want your shares to be voted, your shares will be voted equally in favor of the election of all nominees listed on the proxy card.

Each nominee must be elected by a plurality of the votes of the shares entitled to vote on the election of the directors in that class and represented in person or by proxy at a meeting at which a quorum is present.

While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more is unable to do so, the proxies will be voted for substitute nominees selected and approved by the Board’s Corporate Governance Committee and nominated by the Board.

Required Votes—Ratification of Selection of Auditors

To be approved, the ratification of the Audit Committee’s retention of Deloitte & Touche LLP to serve as the Company’s independent auditors and to examine and audit the consolidated financial statements of the Company for the fiscal year 2011 requires the affirmative vote of the holder of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote. Uninstructed Shares are entitled to vote on this matter. Therefore, broker non-votes and abstentions will have the effect of negative votes.

Required Votes—Advisory Vote on Executive Compensation, Advisory Vote on the Frequency of Votes on Executive Compensation, Approval of Proposed Amendments to the Company’s Long-Term Incentive Compensation Plan, Shareholder Proposal and Other Matters

These proposals are generally considered to be non-routine matters and are non-discretionary. To be adopted, the proposals must receive the affirmative vote of the holder of a majority of shares present in person or by proxy at the meeting and entitled to vote. Uninstructed Shares are not entitled to vote on these matters, and therefore broker non-votes will not be considered in determining the number of votes necessary for approval and will not affect the outcome. Abstentions have the effect of negative votes for the advisory vote on executive compensation, the approval of proposed amendments to the Company’s long-term incentive compensation plan, and the shareholder proposal. Abstentions will have no effect on the advisory vote on the frequency of executive compensation.

STOCK OWNERSHIP

Principal Shareholders

The following persons owned of record or beneficially more than five percent of the common shares of the Company (the only outstanding voting securities of the Company) at the close of business on February 24, 2010:

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
R. Crosby Kemper 1010 Grand Blvd. Kansas City, Missouri	5,643,339	(1)	13.92%
Blackrock, Inc 40 East 52nd Street New York, NY 10022	2,590,415	(2)	6.39%
Piper Jaffray Companies. 800 Nicollet Mall Suite 800 Minneapolis, MN 55402	2,319,910	(3)	5.72%

(1)	Includes 13,058 shares held by Mary S. Kemper (wife of R. Crosby Kemper). Includes 290,397 shares held by Kemper Realty Company and 403,404 shares held by Pioneer Service Corporation. Each of these are entities through which voting and investment decisions may be controlled, directly or indirectly, by R. Crosby Kemper. Also includes 1,507,294 shares held by UMB Bank, n.a. as either sole trustee or co-trustee; in each case R. Crosby Kemper has or shares voting or investment powers. Of this number, 716,652 shares are held in trusts established under the will of Rufus Crosby Kemper, and 70,362 shares are held in the Enid and Crosby Kemper Foundation. In both cases, the shares may be voted or disposed of by UMB Bank, n.a. as trustee but only upon the direction of any two of R. Crosby Kemper, Mary S. Kemper and Alexander C. Kemper. 653,602 shares are owned by the R. C. Kemper, Sr. Charitable Trust and Foundation but may be voted or disposed of only by any two of the co-trustees, R. Crosby Kemper, J. Mariner Kemper, and Sheila Kemper Dietrich. 12,756 shares are owned by the R. C. Kemper, Jr. Charitable Trust and Foundation and may be voted or disposed of by any two of R. Crosby Kemper, J. Mariner Kemper, and Mary S. Kemper; and 53,922 shares are owned by the William T. Kemper Foundation and may be voted or disposed of by UMB Bank, n.a., but only upon the direction of R. Crosby Kemper.

(2)	According to information provided to the Company in Schedule 13G filed with the Securities and Exchange Commission on February 12, 2010.

(3)	According to information provided to the Company in Schedule 13G filed with the Securities and Exchange Commission on January 29, 2010. Shares are held by Advisory Research, Inc., a wholly-owned subsidiary of Piper Jaffray Companies.

Stock Owned By Directors, Nominees, and By Executive Officers

The following table sets forth the number of shares of the Company’s common stock (the only outstanding voting securities of the Company) beneficially owned (as defined in Rule 13d-3 of the Exchange Act), as of February 24, 2011, by each director, each nominee, and by the executive officers named in the Summary Compensation Table. It also includes the shares beneficially owned by all directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Holdings (1)		Percent of Class
Theodore M. Armstrong	5,964		*
David R. Bradley, Jr.	13,796		*
Nancy K. Buese	792		*
Peter J. deSilva	147,212		*
Terrence P. Dunn	14,328		*
Kevin C. Gallagher	8,798		*
Greg M. Graves	6,319		*
Michael D. Hagedorn	56,874		*
Alexander C. Kemper	1,610,523	(2)	3.97%
J. Mariner Kemper	1,636,812	(3)	4.04%
John H. Mize, Jr.	1,882		*
Dennis R. Rilinger	55,721		*
Kris A. Robbins	5,796		*
Thomas D. Sanders	6,394		*
L. Joshua Sosland	9,297		*
Paul Uhlmann III	8,092		*
Clyde W. Wendel	28,574		*
Thomas J. Wood III	1,942,746	(4)	4.79%
All Directors and executive officers as a Group	5,049,842	(5)	12.46%

*	Less than 1% of outstanding shares.

(1)	Includes shares of common stock held directly by the individuals as well as by members of such individuals’ immediate families who share the same household, and shares held in trust and other indirect forms of ownership over which shares the individuals exercise sole or shared voting and/or investment power. Also includes restricted shares of common stock held by executive officers which are not vested, but for which the executive officer has voting rights, and shares that are subject to outstanding options exercisable within 60 days. The following named executive officers have options that are exercisable within 60 days for the amounts shown: Peter J. deSilva—40,419 shares, Michael D. Hagedorn—25,277 shares, J. Mariner Kemper—73,641 shares, Clyde Wendel—4,229 shares and Dennis R. Rilinger—24,920 shares. In addition, all other executive officers of the Company collectively hold such options to acquire 115,039 shares.

(2)

Includes 290,397 shares held by Kemper Realty and 403,404 shares held by Pioneer Service Corporation. Alexander Kemper serves as an officer and a director of each of these entities, and may control voting and investment decisions, directly or indirectly. Also includes 118,341 shares held by UMB Bank, n.a. as either sole trustee or co-trustee; in each case Alexander Kemper shares with other family members (including J. Mariner Kemper) voting and/or investment powers. Also includes 716,652 shares held in trusts established under the will of Rufus Crosby Kemper, and 70,362 shares held in the Enid and Crosby Kemper Foundation. In both cases, the shares may be voted or disposed of by UMB Bank, n.a. as trustee but only upon the direction of any two of R. Crosby Kemper, Mary S. Kemper and Alexander C. Kemper.

(3)	Includes 290,397 shares held by Kemper Realty and 403,404 shares held by Pioneer Service Corporation. J. Mariner Kemper serves as an officer and a director of each of these entities, and may control voting and investment decisions, directly or indirectly. Also includes 118,341 shares held by UMB Bank, n.a. as either sole trustee or co-trustee; in each case J. Mariner Kemper shares with other family members (including Alexander Kemper) voting and/or investment powers. 653,602 shares are owned by the R. C. Kemper, Sr. Charitable Trust and Foundation and may be voted or disposed of only by any two of the co-trustees, R. Crosby Kemper, J. Mariner Kemper, and Sheila Kemper Dietrich. 12,756 shares are owned by the R. C. Kemper, Jr. Charitable Trust and Foundation and may be voted or disposed of by any two of R. Crosby Kemper, J. Mariner Kemper, and Mary S. Kemper. J. Mariner Kemper has pledged 25,871 shares of common stock as security for indebtedness.

(4)	Includes 134,678 shares held in fiduciary accounts where Thomas J. Wood is given the authority by the documents to vote and/or dispose of the shares of the Company, 29,392 shares held in fiduciary accounts where Mr. Wood and R. Crosby Kemper III have authority to vote and/or dispose of the shares, and 1,764,076 shares held by the Wood Family Limited Partnership of which Mr. Wood is a general partner.

(5)	Shares held in foundations, trusts and companies over which more than one member of the Board or executive officers share voting and/or investment power have been included only one time in this total.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who beneficially own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, directors and greater-than-10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file with the SEC. Based solely on a review of the copies of such forms furnished to the Company, and written representations that no Forms 5 were required, the Company believes that during 2010 all of its officers, directors and greater-than-10% beneficial owners complied with applicable Section 16(a) filing requirements, except as follows: Greg Graves filed a late Form 4 reporting the purchase of 26 shares of common stock, a late Form 4 reporting the purchase of 123 shares of common stock, and a late Form 4 reporting the purchase of 3,000 shares of common stock. L. Joshua Sosland was late filing a Form 4 reporting the purchase of 177 shares of common stock. Kevin Gallagher filed one late Form 4 reporting two transactions for the purchase of 1,000 shares of common stock. Lawrence Smith, an officer of the Company, filed a Form 5 reporting five transactions for the sale of 959 shares of common stock.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines for the Company. Such Guidelines, as last revised by the Board on January 25, 2011, set forth a set of corporate governance principles that provide a flexible framework within which the Board may conduct business. A copy of the Corporate Governance Guidelines may be found on the Company’s website at www.umb.com/aboutumb/investorrelations.

Committees of the Board of Directors

The Company has the following three standing committees: an audit committee, corporate governance committee, and compensation committee. Each is described below.

Governance Committee. The Company’s Corporate Governance and Nominating Committee (the “Governance Committee”) has four members: Terrence P. Dunn (Chair), Paul Uhlmann III, Thomas J. Wood III, and L. Joshua Sosland. The primary functions of the Governance Committee are to: (i) consult with the Board regarding the size, organization, composition and functioning of the Board and its committee structure and makeup, (ii) select and approve candidates for Board membership, (iii) recommend director-nominees for each Board committee, (iv) lead the Board in its periodic reviews of the Board’s and its committees’ performance, (v) develop and recommend for Board approval, a set of corporate governance principles applicable to the Company, (vi) evaluate and make recommendations to the Board regarding Board effectiveness and corporate governance policies and practices, and (vii) provide consultation or assistance to the Board on such other corporate governance matters as the Board may refer to it from time to time. The Governance Committee met three times, during the 2010 fiscal year. The Governance Committee has a formal charter (last revised on January 26, 2010) which is available on the Company’s website, at www.umb.com/aboutumb/investorrelations. The Board has determined each current and former member of the Governance Committee to be independent, as defined in applicable SEC and the NASDAQ Global Select Market (“NASDAQ”) rules and regulations.

Audit Committee. The Company’s Audit Committee, a separately-designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act, oversees the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The members of the Audit Committee are: Theodore M. Armstrong (Chair), Nancy Buese, Kevin C. Gallagher, and John H. Mize, Jr. Kris A. Robbins also served on the Audit Committee from January 1, 2010 through April 27, 2010, and was re-appointed to the Audit Committee on January 25, 2011. The Board has determined each member of the Audit Committee to be independent, as defined in applicable SEC and NASDAQ rules and regulations and qualified to serve on the Audit Committee under applicable SEC and NASDAQ requirements. The Board also determined, at its January 25, 2011, Board meeting, that Theodore M. Armstrong and Nancy Buese were each independent directors and qualified as audit committee financial experts, under applicable law and the NASDAQ rules. The Audit Committee met six times during the 2010 fiscal year. The Audit Committee has a formal charter (last revised on January 25, 2011) which is available on the Company’s website at www.umb.com/aboutumb/investorrelations.

The primary functions of the Audit Committee are to provide an evaluation, review and oversight of: (i) the quality, integrity and adequacy of the accounting, financial reporting, risk management and internal control functions of the Company and its subsidiaries; (ii) the integrity of the Company’s financial statements and related reporting process; (iii) the Company’s compliance with legal and regulatory requirements; (iv) the independent auditors’ qualifications, independence and performance; and (v) the performance and adequacy of the

Company’s internal audit function. The Audit Committee has sole authority over the appointment and replacement of the independent auditors, is directly responsible for the compensation, oversight and approval of the work of the independent auditors, and receives communications from the independent auditors. It is also responsible for preparing an Audit Committee report to be included in the Company’s annual proxy statement, and reviewing financial statements and other releases prior to filing with the SEC. The Audit Committee reviews and approves or ratifies related person transactions. Additionally, it establishes procedures for the processing of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Compensation Committee. The Company’s standing compensation committee (the “Compensation Committee”) consists of the following members: Greg M. Graves (Chair), Thomas D. Sanders, David R. Bradley, Jr., and Kris A. Robbins (the latter having been appointed to the Committee on April 27, 2010). The primary functions of the Compensation Committee are to: (i) establish and adjust the compensation of the chief executive officer and such other officers of the Company and its subsidiaries as the Compensation Committee may designate from time to time (all of the Executives having been so designated), (ii) review and discuss with management, the compensation discussion and analysis (“CD&A”) narrative required to be included in the Company’s annual report on Form 10-K and the proxy statement for the Annual Meeting, and make a recommendation to the Board as to the inclusion of such CD&A in such documents, in accordance with applicable laws, rules and regulations, (iii) make recommendations to the Board regarding the compensation of directors who are not officers of the Company, (iv) administer the Company’s Short-Term Incentive Compensation Plan (“Short-Term Plan”), and stock option and equity compensation plans, including the granting of options and issuance of awards of restricted stock thereunder, (v) periodically review the Company’s compensation policies and practices for Company employees to determine if such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company, and (vi) provide advice and recommendations to the Company’s management and Board on other compensation issues. The Board has determined each current and former member of the Compensation Committee to be independent under applicable SEC and NASDAQ rules and regulations, and to be a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “outside director” as defined by Section 162(m) of the Internal Revenue Code. The Compensation Committee met five times during the 2010 fiscal year. The Compensation Committee has a formal charter (last revised on January 25, 2011) which can be viewed on the Company’s website at www.umb.com/investor.

A narrative discussion of the process and procedures for the consideration and determination of executive compensation, including the Compensation Committee’s authority and role in such process, its delegation of certain of such authority to others, and the roles of Company executives and outside executive compensation consultants in making decisions or recommendations as to executive and director compensation, are contained in the “Executive Compensation—Compensation Discussion & Analysis” set forth below.

The consideration and determination of director compensation is conducted by the Compensation Committee. The Compensation Committee obtains from its outside compensation consultant (the consultant is identified and its functions described at “Executive Compensation Consultant” in the “Executive Compensation—Compensation Discussion & Analysis” set forth below) peer group data, board compensation survey results, and suggestions on Board compensation issues. Based on data and suggestions obtained from its consultant, as well as information it obtains from the Company’s management and from public sources, the Committee considers the issue, and makes recommendations to the full Board for formal approval and action on Board compensation issues. Such consideration and recommendation is normally made on an annual basis.

Compensation Committee Interlocks and Insider Participation

None of the members serving on the Compensation Committee during 2010 (Greg M. Graves, David R. Bradley, Jr., Thomas D. Sanders and Kris A. Robbins) are or have been officers or employees of the Company or its subsidiaries, or have had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K of the Exchange Act.

Selection of Nominees for the Board of Directors

In identifying and evaluating nominees, the Governance Committee may receive recommendations from an outside director recruitment consultant retained by it, from Company management, from other directors, and from shareholders (in accordance with the procedures described below). The Governance Committee reviews information on each candidate and evaluates him/her based on the criteria set out in the Governance Committee Charter and the needs and requirements of the Company and its Board committees. The Governance Committee believes that any director candidate should have the following minimum qualifications: be an individual of high character and integrity; have a reputation, both personal and professional, consistent with the image and reputation of the Company; and have expertise that may be useful to the Company. The Governance Committee also considers various factors, including his/her independence, experience, diversity, age, geographic representation, business associations, economic relationships, education or special skills, prior service on a board of directors of a publicly-traded company, areas of expertise, reputation, ability to regularly attend and actively contribute to Board meetings, and other characteristics and qualities as identified by the Governance Committee or by the Board from time to time as being likely to enhance the effectiveness of the Board and its committees.

Although the Company has no formal policy on Board diversity, the Governance Committee and the Board believe that a diverse board of directors is desirable to expand the Board’s collective knowledge and expertise relating to the Company’s business, as well as to evaluate management and positively influence the Company’s performance. Accordingly, the Governance Committee’s Charter provides that in carrying out its responsibilities for locating, recruiting and nominating candidates for election to the Board, the Governance Committee takes into account a number of factors and considerations, including diversity. Such considerations of diversity include geographic regions, professional or business experiences, gender, race, national origin, specialized education or work experience and viewpoints. The Governance Committee has, in the past, utilized an outside director recruitment consultant, James Drury Partners, that was asked to give added weight to the factor of diversity in providing assistance in the Company’s recruiting efforts to identify and recruit board candidates who could bring to the Board desired business acumen, geographic representation and diversity, with specific focus on candidates that possess accounting and auditing experience that would be useful in serving on the Company’s Audit Committee and that would qualify them as an audit committee financial expert. In connection with that engagement, the Committee recruited and recommended, and the shareholders elected, a candidate to the Board that provides it with greater gender diversity as well as other qualifications and characteristics deemed desirable for the Board. James Drury has not provided any further recruitment or consulting services for the Committee or the Company since then. The fees of James Drury Partners for the above-described engagement were paid by the Company. Based on its recent recruiting experience, the Board believes that its focus on diversity has been productive and is providing useful perspectives to help the Board evaluate the broad ranges of issues facing the Company and understand the competitive strengths and challenges facing the Company.

It is the policy of the Governance Committee to consider nominations of director candidates properly made or recommended by shareholders in accordance with applicable laws and regulations, or submitted in writing by shareholders to the Governance Committee providing the candidate’s name, biographical data and qualifications. Such written submissions should be sent to: “Board Corporate Governance and Nominating Committee,

c/o Corporate Secretary, UMB Financial Corporation, 6th Floor, Mail Stop 1020604, 1010 Grand Blvd., Kansas City, Missouri 64106.” In its consideration of such nominees, the Governance Committee utilizes the same criteria and factors as described in the Governance Committee Charter and as set forth above. There is no difference between the manner in which candidates or nominees submitted by shareholders are evaluated, compared to the manner in which candidates or nominees submitted by management or by members of the Governance Committee or by any other person or entity, are evaluated.

The Governance Committee met in January 2011, and selected candidates for the positions held by Class II directors whose terms are scheduled to expire at the April 26, 2011, Annual Meeting. The Board subsequently nominated the candidates selected by the Governance Committee to be presented to the shareholders as reflected in Proposal #1. The candidates identified in Proposal #1 as nominees as Class II directors are current directors standing for re-election.

Director Independence

In considering and making decisions as to the independence of each of the Directors of the Company, the Board considered transactions and relationships between the Company (and its subsidiaries) and each director (and each member of such director’s immediate family and any entity with which the director or family member has an affiliation such that the director or family member may have a material indirect interest in a transaction or relationship with such entity). The Board has determined that the following members of the Board are independent as defined in applicable SEC and NASDAQ rules and regulations, and that each constitutes an “Independent Director” as defined in NASD Listing Rule 5605(a)(2), and that such members constitute a majority of the entire Board:

Theodore M. Armstrong	John H. Mize, Jr.
David R. Bradley, Jr.	Kris A. Robbins
Nancy K. Buese	Thomas D. Sanders
Terrence P. Dunn	L. Joshua Sosland
Kevin C. Gallagher	Paul Uhlmann III
Greg M. Graves	Thomas J. Wood III

In considering the issue of independence, the following relationships, transactions and/or arrangements involving, directly or indirectly, the directors referenced were reviewed and considered: (i) to varying degrees, each of the directors (and/or his/her family members or entities with whom such directors or family members held executive positions or ownership interests or other rights which gave them an element of control or influence over such entity) has had a banking relationship with the Company’s banking subsidiaries, including deposit accounts, extensions of credit, credit cards, investment services, trust services and other personal or commercial banking services; (ii) companies with which four of the Directors are associated, received commercial extensions of credit from the Company’s banking subsidiaries; (iii) one of the directors was the chief executive officer of a large construction company that performed, in 2008, services on one of the Company’s construction projects for which it received from the Company payments not material in amount; (iv) three Directors are or were during the prior 3-year period, a chief executive officer of a large company that obtained substantial commercial banking or trust services from the Company’s banking subsidiaries; and (v) one of the directors is the principal executive of a small business venture in which one of the Company’s Executives is a minority investor. All of the above transactions and relationships involved contract terms (including price, fees, rates, and interest) no less favorable to the Company than those offered by or available to unrelated entities or persons. The Board concluded that the above arrangements and transactions did not require disclosure under the provisions of Item 404 of Regulation S-K under the Exchange Act (see “Statement of Policy and Process” below), but considered such transactions, relationships and arrangements in reaching its conclusions as to the independence of the directors. The Board concluded that none of the non-employee directors (other than Alexander C. Kemper, who is the brother of the chief executive officer of the Company and the son of a five-percent (or greater) shareholder of the Company) have any relationship with the Company that would impair his independence.

Attendance at the Board of Directors Meetings, Committee Meetings and Shareholders Meetings

The Board met five times during 2010, and the Executive Committee took action in lieu of meetings on seven occasions during such year. The Audit Committee met six times; the Compensation Committee met five times; and the Governance Committee met three times. All directors attended at least 75% of the aggregate of the number of Board meetings and committee meetings held during the portion of fiscal year 2010 during which he/she was a member thereof.

The Board has adopted a formal policy that strongly encourages all members of the Board to attend the Company’s Annual Meeting, to facilitate communication between the directors and the shareholders of the Company. All but one (14 of 15) of the elected members of the Board attended the Annual Meeting held on April 27, 2010.

Transactions with Related Persons

Statement of Policy and Process

The Company has adopted a written Statement of Policy and Process (described below) under which the Company’s Audit Committee reviews, and approves or ratifies, any transaction or group of similar transactions (other than those involving compensation and are reviewed by the Compensation Committee) for which disclosures under Item 404 of Regulation S-K under the Exchange Act are required. Such transactions include those in which the Company is or will be a participant, the amount involved exceeds $120,000, and in which any of the following “Related Persons” have a direct or indirect material interest: (i) any director or executive officer of the Company, (ii) any nominee for director, (iii) any person holding 5% or more of the Company’s securities, (iv) any “immediate family member” (as such term is defined in the Exchange Act) of a director or executive officer or nominee or 5% shareholder, and (v) any firm, corporation or other entity (each a “Related Entity”) in which any of the foregoing persons have a material indirect interest (but expressly excluding any indirect interest arising solely by reason of being a director thereof, or as a less-than-5%-shareholder or limited partner thereof).

No review, approval or ratification is, however, required for transactions (i) where the rates or charges involved are determined by competitive bids, or involve the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority, (ii) involving services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar services, (iii) where the interest of the Related Person arises solely from the ownership of a class of securities of the Company on which dividends or distributions are made to all holders of such securities on a pro rata basis, or (iv) involving indebtedness extended by any of the Company’s bank subsidiaries if the debt is not non-accrual, past due, restructured or constituting a problem credit under applicable regulatory guidance.

Key personnel in each of the relevant divisions and operations of the Company (and its subsidiaries) where any Related Persons are potential participants in a transaction covered by the Statement of Policy and Process, are responsible for monitoring and reporting to the General Counsel, any existing or contemplated transactions. After obtaining all appropriate data, the General Counsel informs the Audit Committee of any transactions for which review and approval/ratification may be required, and provides to the Audit Committee, data and information necessary to conduct such review. If advance Audit Committee approval of a transaction does not occur, then it shall be considered after the transaction has been entered into, and if the Audit Committee determines it to be appropriate, the transaction may be ratified at the Audit Committee’s next regularly-scheduled meeting. If ratification is not considered appropriate, the Audit Committee shall direct the Company’s management to rescind and terminate the transaction as promptly, and on as favorable of conditions, as is feasible.

No member of the Audit Committee or Compensation Committee participates in any review, consideration, approval or ratification of any transaction with respect to which such member (or any of his or her immediate family members or any of his Related Entities) is involved.

In accordance with the Statement of Policy and Process, when reaching its decision as to whether to approve or ratify a transaction, the Audit Committee considers: (i) the terms of the transaction, (ii) whether completion of the transaction is consistent with the best interests of the Company and its shareholders, (iii) the benefits likely to accrue to the Company, (iv) the extent of the Related Person’s interest in the transaction, (v) whether the transaction presents a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof), (vi) any impact the transaction may have on a Director’s independence, (vii) the availability of comparable products or services from sources other than the Related Person, (viii) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, or on terms comparable to those provided to Company employees generally, and (ix) whether the Company is obtaining products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources.

2010 Transactions

The Audit Committee reviewed and approved the following transactions:

R. Crosby Kemper (the former Chairman and Chief Executive Officer and long-time executive of the Company, and a holder of more than 5% of the Company’s voting securities and father of J. Mariner Kemper, director and Chief Executive Officer, and Alexander C. Kemper, director) received $150,000 during 2010 in consulting fees pursuant to a consulting agreement with the Company that is in effect (on a month to month basis.) The Company anticipates paying Mr. Kemper $12,500 per month under the consulting agreement for such period of time hereafter as such agreement may remain in effect. The Company will also provide Mr. Kemper with appropriate business expense reimbursement, an automobile, secretarial and administrative support and office facilities.

R. Crosby Kemper, Alexander C. Kemper and J. Mariner Kemper together with certain other members of their immediate family, own a majority of the stock of Pioneer Service Corporation, and they serve as executive officers of such company. For over 20 years the Company leased from Pioneer Service Corporation, a parking garage (used exclusively for Company employee parking) and one or more commercial billboards located in the Kansas City metropolitan area (used exclusively for Company advertising). In December 2009, the leases were modified for an additional three-year period (2010—2012) for the two billboards, at an annual rate of $124,000 (the lease relating to the parking garage was not renewed, and has thus expired). The total of the lease payments made to such company during 2010 was $124,000, and is anticipated to be the same amount for each of the years 2011 and 2012.

During 2010, many of the Company’s directors, executive officers and their related companies and entities, were customers of, and had credit and other banking transactions with, the Company’s affiliate banks in the ordinary course of each respective bank’s business. Such relationships were, and continue to be, conducted on substantially the same terms as those prevailing at the same time for comparable transactions with persons not related to the Company. All loans and other indebtedness extended by such affiliate banks to such directors, executive officers and family members and related companies and entities, were made in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company or its subsidiaries, and did not involve more than the normal risk of collectability or present other unfavorable features.

In connection with the review of the compensation given to Company executives, the Company’s Compensation Committee reviewed and approved the continued employment of Heather K. Miller (a sister of J. Mariner Kemper, director and Chief Executive Officer, and Alexander C. Kemper, director, and a daughter of R. Crosby Kemper, shareholder of more than 5% of the Company’s common stock) as Executive Vice President and member of the Management Committee, at a 2010 total compensation of $218,138 (which sum includes $61,985 representing an award under the Company’s 2010 short-term incentive compensation program that was not actually paid until 2011, but excluding the award under the 2009 short-term incentive compensation program that was actually paid to Ms. Miller in 2010). Ms. Miller also received grants during 2010 of service-based restricted stock, performance-based restricted stock and non-qualified stock options under the Long-Term Plan valued at $70,000 on the date of grant. It is anticipated that Ms. Miller will continue such employment at a similar compensation level during 2011, with any changes to be reviewed and approved in advance by the Compensation Committee. Since the Compensation Committee reviewed and pre-approved all compensation arrangements with Ms. Miller, the Audit Committee did not review such transaction.

There were no transactions since the beginning of the Company’s 2010 fiscal year that were required to be reported in this Proxy or on the Company’s Annual Report on Form 10-K pursuant to the requirements of Item 404(a) of Regulation S-K where the policies and procedures described above did not require review, approval or ratification or where such policies and procedures were not followed.

Code of Ethics

The Company has adopted a Code of Ethics (“Code”) which applies to all employees, officers, and directors of the Company, including the chief executive officer, the chief financial officer and the chief accounting officer. There were no waivers of the Code during 2010. The Code can be viewed on the Company’s website at www.umb.com/aboutumb/investorrelations. The Company will post any changes to the Code, as well as any waivers of the Code for directors, the chief executive officer, chief financial officer, chief accounting officer or any other executive officer, at the same location on such website.

Communications with the Board of Directors

The Board has adopted a formal policy providing a process for shareholders to send communications to the Board, or any individual director. Such communications must be in writing and sent to the Board (or to the individual director) at the following address: UMB Financial Corporation, Chairman of the Governance Committee, c/o Corporate Secretary, Mail Stop 1020604, 1010 Grand Blvd., Kansas City, MO 64106. All such shareholder communications will be acknowledged and reviewed by the Corporate Secretary, and the Corporate Secretary will regularly forward to the Governance Committee a summary of such correspondence. The Governance Committee may take such further action, if any, on any item of correspondence, as it deems appropriate. Any Board member may at any time request and review a log of all correspondence received by the Corporate Secretary that is addressed to the Board (or any individual members thereof), and may obtain from the Corporate Secretary copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are to be immediately brought to the attention of the chairperson of the Audit Committee, to be thereafter handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board Leadership Structure

Since 2001, the Company’s Chief Executive Officer has also served as Chairman of the Board. The Board believes that it is in the best interests of the Company and its shareholders to place Board leadership in one person. This leadership structure helps avoid ambiguity about who is accountable, and also enables the Chairman to have extensive knowledge of the Company’s operations and strategies. During the period that the Chairman has served in the role of full-time CEO, he has developed significant knowledge of the Company’s complex multi-faceted operations and the highly-regulated environment in which it operates. The Board believes that this dual role of Chairman–CEO helps assure that the Chairman has, at all times, current and complete information on all matters relevant to the Board, and that the individual serving as Chairman of the Board is fully knowledgably as to all matters, including actual and potential risks that the Company faces.

The Company’s Corporate Governance Guidelines provide that the chairman of the Company’s Governance Committee should preside at the periodic meetings of the Company’s “independent directors” (as such term is defined in applicable regulations). Since 2003, the chairman of the Governance Committee has presided at such independent director meetings. In his role as presiding director, the chairman of the Governance Committee has acted as a liaison between the independent directors and the CEO and other members of senior management, has held periodic meetings with the CEO on behalf of the independent directors to discuss matters of importance to the independent directors, and has acted as an informal spokesman for the independent directors. The Board believes that this presiding director arrangement is effective and appropriate because it facilitates communications among Board members and senior management, and ensures that any questions, comments, concerns or recommendations of the independent directors (and the Board in general) are discussed with the senior executives of the Company.

Board’s Role in Risk Oversight

The role of the full Board in risk oversight has two fundamental elements: (1) to ensure that management of the Company has implemented an appropriate system to manage risks by identifying, assessing, mitigating, monitoring and communicating regarding risks; and (2) to provide effective risk oversight directly or through one or more Board-established committees.

The Board believes the first element of the Board’s risk oversight role is fulfilled through the Company’s extensive risk management program (the “enterprise risk management program”) designed to identify, quantify, monitor, report and control the Company’s risks, which are broken down into ten separate categories deemed relevant to the Company and its business. The enterprise risk management program is overseen by he Company’s Chief Risk Officer. The Chief Risk Officer chairs the Enterprise Risk Committee which has the responsibility to ascertain whether adequate and consistent risk management practices are being exercised within the Company and its consolidated subsidiaries and to identify, measure, and monitor risk and respond to risks that exceed risk tolerances, and to define the Company’s risk-tolerance and establish appropriate risk management systems to control such risk in relation to the desired corporate risk profile. The Company’s Chief Risk Officer reports to the Audit Committee and the Company’s CFO and CAO, on the activities and recommendations of the Enterprise Risk Committee, and on other issues of risk.

The second element of the Board’s oversight role is fulfilled primarily by the full Board receiving, at Board meetings (and between meetings if events or circumstances so warrant) written and oral reports and materials from the Company’s Chief Risk Officer on behalf of the Enterprise Risk Committee and from other executive officers on the status of each category of Company risk and on its overall risks, as well as any material changes or developments in any of its risk profiles or experiences.

In addition to the full Board’s direct oversight, the Audit Committee, as required in its Charter, reviews and evaluates the Company’s policies and practices with respect to financial risk assessment and financial risk management (including the Company’s major financial risk exposures and steps taken by management to monitor and control such exposures) as well as the Company’s litigation management process and insurance management. Its charter also directs it to oversee the Company’s compliance with laws and regulations relating to financial reporting and tax matters, and to evaluate the adequacy of the Company’s financial reporting and business process controls. The Audit Committee provides a full report on the above matters to the full Board at each Board meeting.

The Company’s Compensation Committee has specified responsibilities for the monitoring and control of compensation that affects enterprise risk. It reviews the analysis and reports from the Company’s internal compensation and risk-management personnel on the risks associated with the Company’s incentive-based compensation plans and arrangements, and provides reports to the Board on compensation-based risks, including its conclusion as to the extent, if any, that the Company’s compensation policies create risks that are reasonably likely to have a material adverse effect on the Company.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In this context, the Audit Committee has met and held discussions, including separate executive sessions, with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with management and the independent auditors performing the Company’s audits prior to public release of each announcement.

The Audit Committee received from the independent auditors the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence, describing all relationships between the independent auditors and the Company that might bear on the independent auditors’ objectivity and independence, and satisfied itself as to the independent auditors’ independence. The Audit Committee determined that the independent auditors’ provision of non-audit services to the Company was insignificant in amount and compatible with the independent auditors’ independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors, the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent auditors and the internal auditors, their respective audit plans, audit scope, and identification of audit risks.

The Audit Committee reviewed and discussed with the independent auditors, the matters required to be discussed under the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T as may be modified or supplemented.

The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2010, and has discussed them with management and with the independent auditors.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission. The Audit Committee has also selected Deloitte & Touche LLP as the independent auditors for the Company and its subsidiaries for 2011. The Board has concurred in that selection and has presented the matter to the shareholders of the Company for ratification.

Theodore M. Armstrong, Chairman

Nancy K. Buese

Kevin C. Gallagher

John H. Mize, Jr

Kris A. Robbins

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the material elements of the Company’s 2010 compensation for the five Named Executive Officers (the “Executives”) whose summary compensation is set forth in the “2010 Summary Compensation Table” and other compensation tables contained in this proxy statement:

•	J. Mariner Kemper, Chairman and Chief Executive Officer

•	Peter J. deSilva, President and Chief Operating Officer

•	Michael D. Hagedorn, Vice Chairman, Chief Financial Officer & Chief Administrative Officer

•	Clyde F. Wendel, President and CEO of Personal Financial Services of UMB Bank, n.a.

•	Dennis R. Rilinger, Executive Vice President General Counsel, and Secretary

This section also provides an overview of the Company’s executive compensation philosophy and executive compensation programs. It also explains how and why the Compensation Committee of the Company’s Board of Directors (the “Committee”) makes specific compensation policies and decisions involving the Executives.

2010 Compensation Highlights

In February 2009, in connection with a review of the Company’s executive compensation programs, the Committee considered a two-phase market-rate compensation adjustment program (the “Two-Phase Plan”) designed to better align the compensation of each of the three Executives serving on the Company’s Executive Committee, Messrs. Kemper, deSilva and Hagedorn (“Executive Committee Members”), with their respective evolving job responsibilities. The Two-Phase Plan was also designed to better reflect current market conditions for positions of similar size and complexity, to promote retention, and to better focus each of the Executives on the creation of long-term value. Because of the unprecedented turmoil existing in the financial services sector in 2009, however, the Committee did not implement the first phase of the Two-Phase Plan at that time, and instead maintained the Executives’ salaries at 2008 levels.

In February 2010, in view of the Company’s ongoing strong financial and operational performance during 2009 and continuing into 2010, the Committee took the following compensation actions to implement the first phase of the Two-Phase Plan:

•	Increased salaries as follows: Mr. Kemper, 11.8 percent, Mr. deSilva, 3.7 percent, and Mr. Hagedorn, 3.2 percent;

•

Made special retention grants of service-based restricted stock under the 2010 Long-Term Incentive Compensation Program (the “2010 Long-Term Program”) established by the Committee under the UMB Long-Term Incentive Compensation Plan (the “Long-Term Plan”), to Mr. deSilva (in value equal to 25% of his salary) and to Mr. Hagedorn (in value equal to 15% of his salary) in order to aid in the Company’s efforts to retain those Executives;

•

Established cash incentive award targets under a 2010 Short-Term Incentive Compensation Program (the “2010 Short-Term Program”) established by the Committee under the UMB Short-Term Incentive Compensation Plan (the “Short-Term Plan”), at percentage-of-salary rates that were increased by 5 percentage points over the rates used in the 2009 Short-Term Program, with payment directly tied to the

Company’s 2010 “core” earnings, in order to better align the Executives’ interests with the interest of the Company’s shareholders. The Company used, as a 2010 Company-wide performance standard the achievement of a Company “core” after-tax earnings of $89 million for purposes of determining whether the Executives should receive awards (and the amounts thereof) under the Company’s 2010 Short-Term Program. In determining such “core” earnings and other measurements of the Company’s financial performance, the Committee made adjustments to the Company’s earnings and financial performance (as they are reported under generally accepted accounting principles) to eliminate extraordinary events such as losses/gains relating to the sale of branches or other assets, business acquisition costs, certain severance costs, and litigation costs. (See “Summary and Analysis of Executive Compensation Components—Annual Cash Awards Under Short-Term Plans”)

In addition, the Committee approved, in February 2011, cash awards under the 2010 Short-Term Program, based upon the Company’s exceeding its target level of 2010 “core” after-tax earnings. The Committee also approved 3 percent discretionary increases in the 2010 Short-Term Program awards above the targeted percentage-of-salary levels for Mr. Kemper, Mr. deSilva and Mr. Hagedorn, for the reasons described in “Determination of 2010 Short-Term Awards to Executives” below.

The compensation changes under the Two-Phase Plan discussed above were designed so that, when fully implemented, they would bring the total compensation level of Mr. Kemper to a target level closer to the 50th percentile of the Consultant’s proprietary general industry compensation database (which was slightly above the median level for the Company’s peer group), and bring Mr. deSilva and Mr. Hagedorn to target levels between the 50th and the 75th percentile of such database (such levels being slightly above the 75th percentile of the Company’s peer group). The higher percentiles for Mr. deSilva and Mr. Hagedorn were selected because their roles in the management of the Company were seen as being more expansive than their titles indicate (and that were used for benchmarking purposes). Both individuals play critical roles in the Company’s management succession plans, and both are seen as being at risk of loss to competitors for their talents (and thus requiring additional compensation that’s intended to help the Company retain the Executives). In addition to his COO duties, Mr. deSilva directly supervises the managers of three key Company operations. Likewise, Mr. Hagedorn has been given responsibility for departments and functions in addition to his primary function as the Company’s CFO. These factors, together with the high level at which they perform all of their responsibilities, supported the Committee’s conclusion that their compensation should be at a level between the 50th and 75th percentile.

In February 2011, the Committee implemented the second phase of the Two-Phase Plan as described in “Committee Actions Relating to 2011 Executive Compensation—Implementation of Second Phase of the Two-Phase Plan” below. The Committee believed that such adjustments were appropriate in light of the Company’s continuing strong performance and its stated compensation philosophy of “paying for performance,” as described below.

Philosophy and Objectives of the Company’s Executive Compensation Program

The Company’s compensation philosophy and objective is to:

(i) provide the Executives a market-based salary to enable them to meet current living expenses,

(ii) incent the Executives to remain with the Company, through the use of equity grants that vest over a multi-year period,

(iii) offer overall competitive compensation packages that are sufficient to attract, retain and motivate the Executives to perform at consistently higher levels,

(iv) tie the Executives’ annual and long-term cash and equity-based incentives to the achievement of measurable individual, and Company-wide performance goals and the successful execution of Company strategies, and

(v) align the Executive’s incentives with shareholder value creation.

To achieve these objectives, the Committee approved total compensation packages for the Executives for 2010 that were designed to be generally competitive, targeted at the 50th percentile (except for the higher levels referenced above for Mr. deSilva and Mr. Hagedorn) of the compensation levels offered by the Company’s peer group and the broader market of competitors for the Company’s talent pool, taking into account each Executive’s performance, Company-wide performance, and other relevant circumstances such as the Company’s status as a provider of diversified financial services in addition to traditional banking services.

As the Company’s financial performance has improved during the last five years, the awards earned by the Executives under the Company’s incentive compensation programs have increased, primarily as a result of improved Company financial performance and achievement of performance-based objectives, and only to a lesser extent as a result of any change in the formulas or computational methodology used in the Company’s incentive programs. The Committee believes that these increased executive compensation amounts are desirable and in the best interest of the Company’s shareholders because they truly represent “pay for performance” and help align the overall compensation of the Executives with market levels.

How the Compensation Committee Makes Compensation Decisions

Role of the Compensation Committee

The Committee, which consists of four independent directors, reviews and approves all aspects of the Company’s compensation programs for the Executives as well as certain other top-level Company executives. The duties of the Committee include:

•	Formulating and approving all compensation decisions for the Executives;

•	Establishing corporate incentive goals and objectives for the Executives;

•	Determining and granting all awards of equity-based compensation for the Executives and all other Company associates;

•	Evaluating the individual performances of the Executives;

•	Evaluating the total compensation package for each Executive to determine whether it is competitive with current market levels of the Company’s peer group and industry standards generally; and

•	Approving any changes to the Executives’ total compensation packages.

The Committee’s charter, which sets out its duties and responsibilities, can be found on the Company’s website at www.umb.com/aboutumb/investorrelations.

Role of the Chief Executive Officer and other Executives

The Company’s Chief Executive Officer and the Company’s internal compensation department provide information and recommendations to the Committee regarding proposed compensation for all Executives; provided however that none of the Executives who are Executive Committee Members (the CEO , President & Chief Operating Officer (“COO”) and Vice Chairman & Chief Administrative Officer & Chief Financial Officer (“CFO”)) provide information or recommendations as to, or participate in the establishment of, their own respective compensation packages. The information considered by the Committee includes data developed internally by the Company and by the Consultant, input from management, and evaluations by the CEO for each of the other Executives (but not himself). The Consultant, the Executives, and other members of Company management provide input to the Committee regarding the design and content of each multi-year Long-Term Program and each annual Short-Term Program established by the Committee, but all decisions on the design of such programs, selection of participants, level of awards, and other features are ultimately made by the Committee.

Role of the Compensation Consultant

The Committee has retained Hay Group, Inc. as its independent executive compensation consultant (the “Consultant”) since 2008. The Consultant provides ongoing advice, research and analytical services relating to the design and components of the Company’s Executive compensation programs. The Consultant is hired by, directly responsible to, and reports to and is subject to the oversight of, the Committee. The data and consultation provided by the Consultant is rendered for, and provided to, the Committee. The Company is required to provide appropriate funding, as determined by the Committee, for payment of reasonable compensation to the Consultant. Representatives of the Consultant attended, in person or by teleconference, all but one of the Committee’s five meetings held during 2010.

In 2010, as in prior years, the Committee asked the Consultant to provide it with ongoing consultation regarding the Company’s executive compensation philosophy, to provide peer-group and industry survey executive compensation data, to assist it in developing changes to its executive incentive compensation programs, to provide updates and advice on evolving regulatory changes and requirements, and to annually evaluate and offer recommendations relating to the Company’s Executive and director compensation practices and programs. Representatives of the Consultant periodically met with the Committee and key members of management to stay current on the Company’s business operations, strategy, key performance metrics and goals, as well as the markets in which it competes. Although the Committee receives information and recommendations from the Consultant in connection with its evaluation of elements of Executive compensation, all decisions on all such matters are made solely by the Committee.

In order to maximize the independence of the Consultant, the Company adopted a policy in 2010 that the Consultant could be engaged by Company management to provide services to the Company (as opposed to providing services to the Committee) only if the Committee first approved each such engagement in advance; provided however that no such advance approval was required if the aggregate annual fees for such additional services did not exceed $120,000 during any calendar year. No such engagements of the Consultant by Company management were made in 2010, irrespective of amount. This policy was amended in 2011 to require that any consultant retained by the Committee be first determined by the Committee to be “independent,” and that in reaching such determination, the Committee is required to take into consideration each of the factors identified in Section 952 of the Dodd-Frank Act and the rules to be promulgated by the SEC from time to time under such Act, as well as other relevant circumstances with respect to the independence of such consultant.

In 2010, the Consultant utilized peer group and industry survey data to perform an analysis of competitive compensation levels in order to provide information and advice to the Committee with respect to, among other matters, the level and mix of executive salaries, as well as long-term and short-term incentive compensation grants. In 2009, 2010 and continuing into 2011, the Consultant provided analysis and advice regarding the development and implementation of the Two-Phase Plan, described above. The Consultant also provided data and analysis of executive compensation trends, and of the salary ranges and other compensation elements paid by the Company’s peer group for executives serving in positions comparable to those of the Executives.

Use of Competitive Data

The Committee relies on various sources of compensation information to ascertain the competitive market for the Executives. The Committee uses compensation data compiled from a group of peer companies in the financial services industry. The Consultant annually reviews and updates the peer group, as necessary, at the direction and with the approval of the Committee. In 2010, the Committee, with the advice of the Consultant, used the peer group companies recommended by the Consultant (such companies were the same as those used in 2009), for purposes of determining Executives’ salaries, as well as other components of compensation. In determining the appropriate peer group (both in 2009 and 2010), the Consultant recommended, and the Committee approved, the use of the following primary peer group evaluation criteria: company size (as reflected by total assets) and companies with the same or similar Standard Industry Classification (SIC) code. Additional items that were considered in evaluating prospective peer-group companies include the following: U.S. domiciled publicly-traded companies, annual revenues, and total number of employees. Finally, the Committee reviewed the following selected financial criteria to identify outliers among the prospective peer companies: credit loss reserves as a percent of outstanding loans, non-performing assets as a percentage of total assets, Tier 1 and Total Capital ratios, Standard & Poors Financial Institution Credit Ratings, and TARP participation. Companies constituting the 2009 and 2010 peer group were:

Bancorpsouth Inc.	National Penn Bancshares Inc.
BOK Financial Corp.	Old National Bancorp
Boston Private Financial Holdings	Susquehanna Bancshares Inc.
City National Corp.	Trustmark Corp.
Commerce Bancshares Inc.	Valley National Bancorp
Cullen/Frost Bankers, Inc.	Webster Financial Corp
First Citizens Bancshares	Whitney Holding
First Midwest Bancorp Inc.	Wintrust Financial Corp
FirstMerit Corp.

As an additional reference point to assess the competitiveness of the Company’s executive compensation program, the Committee from time to time analyzes proprietary compensation and benefits survey data provided by the Consultant.

Summary and Analysis of Executive Compensation Components

Consistent with prior years, the Company’s primary compensation components are:

•	Salary

•	Annual cash incentive compensation awards under the Company’s Short-Term Plan

•	Equity incentive compensation grants under the Company’s Long-Term Plan, consisting of non-qualified stock options, service-based restricted stock, and performance-based restricted stock

•	Benefits

•	Perquisites

In making compensation decisions, the Committee takes into account, among other factors, the Company’s current financial and business performance, and the Company-wide “core” after-tax earnings target and threshold level included in the 2010 Short-Term Program (see “Annual cash awards under the Short-Term Program”).

The Committee also considers how the Company’s performance compares with that of its peer group, trends and significant changes, circumstances unique to the Company, the respective Executive’s achievement of his individual Short-Term Program objectives, as well as that of any specific unit over which he has primary responsibility, and peer-group and industry survey compensation data and recommendations of the Consultant. The Committee intends that there be a general correlation between the relative scope of an Executive’s responsibilities, and the extent to which his incentive compensation targets are tied to Company-wide performance levels. The Committee annually considers the aggregate value of all compensation elements for each Executive, to determine whether the total compensation granted to such Executive, as well as the payments or vesting of prior equity awards that may arise from future contingent events such as a change in control, are reasonable and appropriate.

In considering the levels and “mix” of compensation components to be provided to the Executives each year, the Committee reviews a tally sheet that reflects, for each individual Executive, the values of each compensation component awarded to him in the prior year, and the cumulative value of prior equity awards that have not yet been realized (e.g., unvested or unexercised options, restricted stock that is still subject to potential forfeiture, and potential cash and equity that the Executive might receive in the event of his death, disability, qualified retirement or a change in control of the Company). This information enables the Committee to better evaluate how effective any future equity-based incentive awards are likely to be in light of the amount of the grants already held by the Executive, and to make compensation decisions and evaluate recommendations based on a more complete analysis of an Executive’s total compensation and potential rewards. In connection with its consideration and implementation of the Two-Phase Program, the Committee determined the mix of cash and equity compensation according to the individual circumstances of each Executive. In 2010, Mr. Kemper received a larger percentage of his total compensation in cash because he already holds a significant amount of Company stock. Mr. deSilva and Mr. Hagedorn received a larger percentage of their total compensation in the form of equity grants, which the Committee believed would help with long-term retention and better align their interests with those of Company shareholders.

Salary. During the first quarter of each year, the Committee establishes salaries for the Executives for the following twelve-month period. The Committee intends that, except for the adjustments made with respect to Mr. deSilva and Mr. Hagedorn as a part of the Two-Phase Plan described in the “Executive Summary” above, salaries should target toward the median salary levels for similar positions of the Company’s peer group and enable Executives to meet current living expenses. In reaching its decisions on Executive salary adjustments, the Committee reviews and considers the Company’s financial results and other performance data for the prior year, the roles that the Executives played in accomplishing improvements in the Company’s performance, the salaries and other compensation of the Executives compared to general market and peer group salary data, the level of compensation being provided to other Company executives, the level of salary that is necessary in order to continue to retain the Executives, the recommendations of the Consultant, and the respective Executive’s relative ranking in the following six areas of value: performance, capabilities, autonomy, strategic perspectives, marketability and criticality. The Committee believes that these attributes are important measurements of the Executive’s value and of the Company’s need to retain the Executive. The CEO provides the Committee with rankings of all the Executives other than himself in each of these six areas. The Committee itself determined the rankings for the CEO.

As described in the Executive Summary above, in February 2010 the Committee conducted its annual review and considered the implementation of the increases called for in the Two-Phase Plan that had been recommended by the Consultant in 2009, but not implemented by the Committee at such time because of the economic uncertainty (see “Executive Summary” above). The Committee concluded in February 2010 that in light of the Company’s ongoing strong financial and operational performance, as well as the need to align each executive’s compensation with his evolving job responsibilities and better reflect current market conditions, it was appropriate to implement the first phase of the Two-Phase Plan, which would have the effect of accomplishing approximately 40% of the compensation increases called for by that Plan. The Committee decided that it would consider the second phase of the Two-Phase Plan when it conducted its annual Executive compensation review in 2011. (See “Committee Actions Relating to 2011 Executive Compensation—Implementation of Second Phase of the Two-Phase Plan”)

The data provided by the Consultant at the Committee’s February 2010 annual executive compensation review reflected that the current salary of Mr. Kemper was significantly below the salary levels for similar positions in the Consultant’s executive compensation database and trailed the median of the compensation peer group, and that the salaries of Messrs. deSilva and Hagedorn were somewhat below the salary data targets for comparable positions in the market. The Consultant recommended immediate increases in the salaries of the three Executives because of the strong performance of the Company and each of the three Executives over the past three years, the Company’s strong need to retain Mr. deSilva and Mr. Hagedorn, and the need to improve the competitiveness of the Company’s executive compensation program, consistent with the Company’s stated compensation philosophy. The salary levels of the other two Executives (Mr. Wendel and Mr. Rilinger) were found to be slightly below the targeted 50th percentile.

The Committee approved the salary adjustments for the Executives for 2010 as set forth below, and the Consultant confirmed that even after such adjustments, Mr. Kemper, Mr. deSilva and Mr. Hagedorn would still be below the percentage levels contemplated by the Two-Phase Plan. The Committee increased Mr. Wendel’s 2010 salary based on the continuing improvements he implemented in the Asset Management Division and its revenues, and the additional scope of responsibility he had recently been given over the newly-created Personal Financial Services Division that placed the Company’s Asset Management group and its Consumer Banking group under his leadership. The Committee based Mr. Rilinger’s 2010 salary increase on his performance relating to the Company’s significant acquisitions and a desire to bring him closer to the median of the Consultant’s general industry compensation database and the Company’s peer group. As a result, the Committee implemented the following 2010 salary increases:

Executive	12/31/09 Salary	Adjusted 2010 Salary	Percentage Increase
J. Mariner Kemper	$550,000	$615,000	11.8%
Peter J. deSilva	540,000	$560,000	3.7%
Michael D. Hagedorn	310,000	$320,000	3.2%
Clyde F. Wendel	350,000	$360,500	2.8%
Dennis R. Rilinger	289,250	$295,000	2.0%

Annual cash awards under the Short-Term Plan. The Committee uses cash incentive compensation awards (“Awards”) under the Short-Term Plan for the purpose of motivating the Executives to achieve, and exceed, their individual annual goals and target performance standards (the “Performance Objectives”) approved for them by the Committee, and to otherwise support the Company’s key strategies, as approved under the respective Short-Term Program by the Committee. In making these Awards, the Committee’s philosophy is to “pay for performance.” The Awards are paid in the form of cash because it is believed that the short-term cash is needed to help Executives meet current living expenses (including their payment of taxes on the non-cash elements of their compensation packages). Because the awards are contingent upon the Executive’s performance, and are funded in alignment with the Company’s profitability, the Committee believes that they align the Executive’s financial interest with that of the shareholders and the Company as a whole.

Annually, in the first quarter of each year, the Committee establishes and approves a Short-Term Program for that year. Approximately 109 of the Company’s top-level associates (including the Executives) participated in the 2010 Short-Term Program, which provided a target cash Award for each participant based on a specified percentage of his/her year-end salary, such percentage being determined by reference to the recommendations of the Consultant, peer group data, and the tier in which the respective participant has been categorized by the Company (based on his/her respective responsibilities and accountabilities). For 2010, the Committee established the following target cash Awards (expressed as a percentage of year-end salary) for each of the Executives: 55% for each of Messrs. Kemper, Hagedorn, and deSilva, and 45% for Mr. Wendel and 35% for Mr. Rilinger due to the more focused scope of the latter two Executives’ responsibilities. Each of these percentage-of-salary levels are five percentage points higher than the respective levels used in the 2009 Short-Term Program. Such increase was made at the recommendation of the Consultant whose data reflected the percentages used by the Company were below levels required to achieve the competitive position outlined in the Company’s Compensation Philosophy Statement.

As a part of the establishment of a Short-Term Program, the Committee also establishes Performance Objectives for each of the Executives. The 2010 Performance Objective for four of the Executives (excluding Mr. Wendel) was a single Company-wide objective—the achievement of a Company “core” after-tax earnings of $89 million for the year. The Committee concluded that use of this single Performance Objective was appropriate because of the Company-wide nature of their duties and accountabilities, and because such Performance Objective was the most important measure of Company-wide performance and was aligned with the 2010 business plan of the Company, and because the Company’s overall performance is driven in significant measure by their individual performances.

Because Mr. Wendel’s responsibilities were heavily focused on the Personal Financial Services division of the Company, his Performance Objectives included weighted individual performance standards applicable to that Division, the target and actual levels of which are set forth below. The Committee intended that the Objectives of the Executives for 2010 were significantly challenging, taking into account the uncertainties then present in the financial services industry and world economy in general, but achievable if the Executives and other senior and operating management met or surpassed their business and unit goals and objectives.

Clyde F. Wendel Financial Objectives and Performance

Measure	Target	Actual
Personal Financial Services Division Financial Goals:
Total loans	$18.4 million	$21.4 million
Total deposits	$117.5 million	$151 million
Net interest income before provision	$8.46 million	$9.1 million
Total non-interest income	$49.25 million	$52 million
Direct non-interest expense	$32.7 million	$36 million

Other performance Objectives considered by the Committee in determining Mr. Wendel’s award were (i) Mr. Wendel’s successful recruitment and development of key Division executives, (ii) the Division’s improved customer satisfaction scores, (iii) the Division’s completion of significant acquisitions and successful integration of such acquired companies, (iv) the Division’s associate survey results, and (v) the Division’s re-alignment of core components for consumer banking operations.

At the end of 2010, the Committee determined the portion, if any, of each Executive’s target cash Award that he/she would actually receive, using the process described below:

Determination of 2010 Actual Short Term Bonus Pool. When the 2010 Short-Term Program was approved, the Committee established an estimated 2010 Company-wide bonus pool target of $4.3 million (such sum being the aggregate amount of each Program participant’s individual percentage-of-salary target award using January 1, 2010 salary levels). The committee also established a 2010 Company-wide performance standard of a “core” after-tax earnings of $89 million, based on the 2010 business plan and budget approved by the Board of Directors. This Company-wide earnings Performance Standard was based on “core” results of the Company, to ensure that any Award would represent the underlying growth of the core business of the Company and not be artificially inflated or deflated by extraordinary items—either in the award year or a prior year to which comparison was being made.

At the end of 2010, the Committee then determined the actual amount of funding that would be made available for Awards under the 2010 Short Term Program (the “Actual Short-Term Bonus Pool”). This amount is based upon (i) the aggregate amount of all participants’ percentage-of-salary targets (but now adjusted to reflect changes in their salaries during the 2010 calendar year) (the “Year-End Target Bonus Pool”), and (ii) the extent to which the Company’s actual “core” after-tax earnings for 2010 exceeded (or was less than) the Company-wide performance standard of $89 million. In determining the amount of sub-item (i) above, the December 31, 2010, salary levels of all participants is used. In determining the 2010 “core” after-tax earnings of the Company as referenced in sub-item (ii) above, the Committee makes adjustments to the Company’s earnings and financial performance (as reported under generally accepted accounting principles) to eliminate extraordinary events such as losses/gains to the sale of branches or other assets, business acquisition costs and certain severance costs. The resulting Actual Short-Term Bonus Pool is then determined under the limitations and provisions of the following chart, with amounts falling between the levels set out on the lines of the chart being interpolated:

2010 “Core” After-Tax Earnings as % of $89 million	Actual Short-Term Bonus Pool as % of the Year- End Target Bonus Pool
< 80%	0%
80%	50%
90%	75%
100%	100%
110%	125%
120%	150%
130% or Greater	200%

Determination of 2010 Short-Term Awards to Executives. After the Actual Short-Term Bonus Pool is determined, it is then allocated among the respective participants that are a part of the Company’s various lines of business or divisions having participants in the 2010 Short-Term Program (the “Units”). All of the Company’s “Designated Executives” (which includes, but is not limited to all of the Executives) are a part of one Unit. With respect to the Unit in which the Executives are included, all decisions as to the amount of the actual Award that each participant is to receive from the Actual Short-Term Bonus Pool was made exclusively by the Committee.

In January 2011, the Committee determined that the Company had achieved a 2010 “core” after-tax earnings of $96.1 million (such sum being approximately $7.1 million greater than its earnings as determined under generally accepted accounting principles), and that accordingly, under the provisions of the above chart, the Actual Short-Term Bonus Pool for 2010 Awards was $5,449,313.

The Committee then determined the extent (measured in a percentage) to which each of the Executives (and other Designated Executives in the Unit) accomplished his/her Performance Objectives. If achievement of the

Performance Objectives was in excess of (or below) the target level specified in the Performance Objective for him/her, then his/her target cash Award was automatically increased (or decreased) accordingly. The Company’s actual performance percentage against the Company-wide performance standard (“core” after tax earnings of $89 million”) that was used exclusively with respect to all Executives except Mr. Wendel, was 122%, and Mr. Wendel’s weighted actual performance against his Performance Objectives (see above) was 100%. The Committee then computed the dollar amount that each Executive (and other participant) would receive if such Awards were made strictly on the basis of these percentages. The dollar amount computed for each Executive is reflected in the “Computed Award” column in the chart below.

After analyzing the amounts, however, the Committee concluded that the computed numbers alone for 2010 did not, however, fully reflect the performance of four of the Executives, and used its discretion to make slight increases in the Award amounts for four of the Executives. The Committee concluded that in the case of each of the four Executives, the rewards computed solely on the specified measurements needed to be increased slightly in order to provide proper reward for extraordinary accomplishments of the Executives and to help retain and fully motivate them to continue to improve their level of performance. In the case of Mr. Kemper, his increase was based on the leadership and decisions he provided that enabled the Company to avoid extraordinary risks and much of the negative financial impact that befell many of the Company’s peers and the financial industry generally, while still posting strong growth in many areas and stable profitability overall. Mr. deSilva’s increase was based on his successful acquisition activities that enabled the Company to double its assets under management during the year. Mr. Hagedorn’s increase was based on his successful completion of a critical conversion and implementation of a new enterprise resource planning system during the year. Mr. Rilinger’s adjustment was based on his successful management of a number of significant acquisitions that were accomplished in 2010. Thus the Committee increased the sums payable to the four Executives by an amount equal to 3% of each Executive’s respective year-end target award. The discretionary increases made by the Committee are set forth in the “Discretionary Adjustment” column of the table below:

Name	2010 target award (12/31/10 salary x percentage)	2010 Performance Standard percent	Computed Award (column 2 x column 3)	Discretionary Adjustment	2010 Actual Award	2009 Actual Award	2008 Actual Award
J. Mariner Kemper	338,250 ($615,000 x 55%)	122.00	$412,665	$10,147	422,812	$332,758	$407,319
Michael D. Hagedorn	$176,000 ($320,000 x 55%)	122.00	$214,720	$5,280	$220,000	$187,554	$222,174
Peter J. deSilva	$308,000 ($560,000 x 55%)	122.00	$375,760	$9,240	$385,000	$326,708	$399,913
Clyde F. Wendel	$162,500 ($360,500 x 45%)	100.00	$162,225	$0	$162,225	$150,165	$165,365
Dennis R. Rilinger	$103,262 ($295,035 x 35%)	122.00	$125,980	$3,097	$129,077	$100,000	$128,528

After making such adjustments, the Committee then approved, in February 2011, the 2010 Short-Term Program Awards set out in the “2010 Actual Award” column above. For comparison purposes, the Awards made to the Executives under the Short-Term Plan for the year 2008 and 2009 are also set forth in the above table.

Equity grants (options and restricted stock) under the Company’s Long-Term Plan. The Committee uses equity awards under the Long-Term Plan to reward and encourage the Executives’ continued service and multi-year commitments to the accomplishment of long-term strategies. The Committee also uses these awards to help attract, retain and motivate the Executives. The Committee believes these awards expose Executives to the risks of downside stock prices and motivate them to build and maintain higher sustained earnings, shareholder value and stock prices. Grants of options under the Long-Term Plan are used to motivate the Executives to perform in a manner that will enable the value of the Company (and consequently the price of its stock) to grow, because such grants are of value only in the event of such increases. In deciding whether to use cash or non-cash compensation components, the Committee considers the size of the Executive’s existing equity holdings (including restricted stock and options), the Executive’s current living expenses, the tax expense that an Executive incurs in connection with the vesting or exercise of equity-based compensation, and the tax consequences for the Company.

The Committee’s decision to use grants of restricted stock that contain a performance-based element is influenced in part by the provisions of Section 162(m) of the Internal Revenue Code, which prohibits companies from taking a tax deduction for certain compensation paid in excess of $1 million to any Executive. However, performance-based compensation, as defined in the tax law, is fully deductible if the compensation plan is approved by shareholders and meets certain other requirements. The Committee structured the Long-Term Plan (and its awards of performance-based restricted stock and non-qualified stock options made thereunder) such that it believes that the compensation reflected by such awards should qualify as performance-based compensation under Section 162(m) and will thus be deductible. As a result, the Committee believes that all of the 2010 compensation for Messrs. Hagedorn, Wendel, and Rilinger, and all but a portion of the compensation granted to Mr. Kemper and Mr. deSilva in 2010, will be deductible. The Committee anticipates that in the future it will approve new or additional compensation that will not meet deductibility requirements, if it concludes that such compensation is necessary to ensure competitive levels of compensation for the Executives, or is otherwise in the best interest of the Company.

Each year the Committee establishes a multi-year equity-based Long-Term Program under the Long-Term Plan. The Committee determines which Executives will participate, and establishes a dollar target benefit for each Executive, based on a percentage of the Executive’s salary. The Committee establishes the percentage-of-salary levels for participants after considering data provided by the Consultant, peer group data, the scope and overall importance of the Executive’s responsibilities, and the “tier” to which the position of the Executive has been assigned under the Program. The Committee also considers the Company’s size, performance, and profitability.

For 2010, the Committee set the following percentage-of-salary target amounts for the Executives, such levels being unchanged from those used in 2009:

J. Mariner Kemper	100%
Michael D. Hagedorn	70%
Peter J. deSilva	100%
Clyde F. Wendel	50%
Dennis R. Rilinger	50%

The 100% level was deemed appropriate for Mr. Kemper and Mr. deSilva because of the importance of their leadership and criticality in implementing the Company’s multi-year plans. The lower level selected for Mr. Hagedorn reflected the more focused impact that he was expected to have on those plans, due to his specific scope of responsibility. The level selected for Mr. Wendel was based on his principal responsibility for a large division of the Company that was deemed to be strategically important, the increase in the scope of his responsibilities for 2010, and the need for his retention. The percentage selected for Mr. Rilinger reflected his responsibilities for Company-wide legal matters, including acquisitions.

The target incentive amount for each respective Executive was granted in the form of three different awards: a performance-based restricted stock award, a service-based restricted stock award, and a service-based non-qualified stock option award. The mix of these awards in 2010 was designed (i) to encourage retention of the Executives (through the use of the service-based restricted stock), (ii) to put a portion of the Executive’s compensation at risk and subject to achievement of specified performance objectives (through the use of the performance-based restricted stock), and (iii) to motivate the Executives to perform in a manner designed to enable the price of the Company’s stock to increase (through the use of the non-qualified stock options). The selection of the three awards and the mix used in 2010 was generally the same as was used in the Committee’s prior Long-Term programs, and was determined by the Committee based generally on how the awards relate to the objectives and performance that the Long-Term Plan was designed to incent and reward, and on the mix of similar types of awards being offered generally by other financial institutions competing for the Executives’ talent. The Committee received specific input on this issue from the Consultant, including peer group data.

The mix of awards for Mr. Wendel and Mr. Rilinger differed from that of the three Executives who make up the Company’s Executive Committee and who thus have a strong influence over Company-wide performance. The award for Mr. Wendel was designed to provide a slightly higher “retention” incentive for him; it thus included a slightly higher portion of service-based restricted stock and slightly lower portion of performance-based restricted stock. The award for Mr. Rilinger contained a slightly higher portion of service-based restricted stock (with a proportionally lower portion of performance-based stock) in recognition of his lesser direct impact on Company profitability, and the desire to provide additional retention. The annual grants made to all participants (including the Executives) in the 2010 Long-Term Program were made on February 18, 2010, and the mix and initial value of such grants to the Executives are reflected below:

		Service-based restricted stock		Performance-based restricted stock		Non-qualified stock options
Name	Dollar benefit target (as % of 1/1//10 salary)	% of total target	Value at date of grant	% of total target	Value at date of grant	% of total target	Value at date of grant
J. Mariner Kemper	$550,000	25%	$137,500	40%	$220,000	35%	$192,500
	($550,000 x 100%)
Peter J. deSilva	$540,000	25%	$135,000	40%	$216,000	35%	$189,000
	($540,000 x 100%)
Michael D. Hagedorn	$217,000	25%	$54,250	40%	$86,800	35%	$75,950
	($310,000 x 70%)
Clyde F. Wendel	$175,000	30%	$52,500	35%	$61,250	35%	$61,250
	($350,000 x 50%)
Dennis R. Rilinger	$144,625	30%	$43,388	35%	$50,619	35%	$50,619
	($289,250 x 50%)

The schedule and manner in which each of these three awards “vest” (become free of restrictions and potential forfeiture) is described below. Absent certain circumstances specified in the award agreements, none of the grants of options or restricted stock vest until the end of the third year after the year of the grant. The Long-Term Plan was first implemented in 2005, and thus the first tranche of grants awarded to the Executives in that year vested in 2008, the second tranche vested in 2009, and the remaining tranche vested in 2010. The first tranche of the 2006 awards vested in 2009, the second tranche in 2010 and the remaining tranche is scheduled to vest in 2011. The first tranche of the 2007 awards vested in 2010, with the two remaining tranches scheduled to vest in 2011 and 2012. The Committee has the discretion to make downward adjustments (but not upward adjustments) to an Executive’s awards as they vest under the Long-Term Plan, but has never yet exercised such discretion. Dividends payable on all restricted stock (both service-based and performance-based) granted to the Executives are used to purchase additional shares of the Company’s common stock which become part of the restricted stock grant on which such dividends are paid, and become subject to the same restrictions and vesting schedule as the initial restricted stock grant itself. Recipients of restricted stock awards (both service-based and performance-based) are authorized to vote such shares until such time, if any, as they are forfeited.

In addition to the above grants, on July 29, 2010, the Committee awarded an additional special grant of service-based restricted stock under the 2010 Long-Term Program to Mr. deSilva (2,894 shares) and to Mr. Hagedorn (1,251 shares), each with a three-year cliff vesting schedule. The Committee made these grants as a retention device and as part of its implementation of the first phase of the Two-Phase Plan described in “Executive Summary” above, based on a conclusion that retention of both Executives were critical to the long-term success of the Company, and that there was a significant and aggressive current market for their specific skills, abilities and talents.

Performance-based restricted stock grants. These grants of Company stock do not vest until the end of a specified multi-year period, and then only if, and to the extent that, a specified Company-wide multi-year financial performance standard (chosen and approved by the Committee at the time the grant was made) has been achieved. At the end of the multi-year period, the Committee determines whether, and to what extent, the performance standard has been met, and how many of the performance-based restricted shares have thus vested (are absolutely owned by the Executives free of any further risk of forfeiture), and how many shares have thus been forfeited.

Grants of performance-based restricted stock made to the Executives in 2008 (such grants being scheduled to vest at the end of fiscal year 2010) used a three-year (2008 – 2010) Company “core” earnings-per-share (EPS) target of $6.57 (with a threshold level of $5.91) as a performance standard. In establishing the $6.57 target, the Committee used the budgeted 2008 core EPS (based on the 2008 budget and business plan that had been approved by the Board of Directors), and then projected aggressive but attainable growth rate of 12.8% in 2009, and 10% in 2010. It concluded that the Company’s ability to reach the target level would require substantial improvements in the financial and operational performance of the Company, and that accomplishing such improvements would be difficult for the Executives, given the difficulties experienced in the economy generally, as well as other external challenges that the Company would face in achieving its goals of increased profitability. The lack of any “upside” reward for the Executives if the target EPS was exceeded was also taken into account. The Committee also believed that the threshold level of $5.91 (equal to 90% of the target level) represented a challenging goal, and used such percentage as a floor below which no vesting of the Executives’ grants of performance-based restricted stock would vest. Performance at the threshold level was to result in vesting of 70% of an award, and performance at or above the target level would result in vesting of 100% of an award, and performance at a level between the threshold level and the target level was to result in vesting of a pro-rata share of the award.

In January 2011, the Committee reviewed the Company’s 2008 – 2010 financial results and certified that the Company had achieved the three-year (2008 through 2010) target performance level applicable to the performance-based restricted stock that had been granted to the Executives in 2008 under the 2008 Long-Term Program. In reaching such determination, it made relatively minor adjustments to the GAAP EPS results for such three-year period, in order to reflect a “core” after-tax earnings of the Company for the three years that would not be artificially inflated or deflated by extraordinary items. The adjustments made by the Committee related to extraordinary gains or losses related to the Company’s sales of non-earning assets, sales of branches or other businesses, business acquisition costs, severance costs and certain litigation costs. All such adjustments were consistent with the adjustment methodology provided for in the 2008 Long-Term Program. The Committee also noted that the Company’s 2008-2010 EPS (irrespective of whether it was computed on a generally accepted accounting principals basis, or on a “core” basis) exceeded the 2008 Long-Term Program target performance standard, and that the full awards would thus have been earned even if no adjustments been made to the Company’s GAAP earnings. In connection with its certification of the satisfaction of the performance standard, the Committee confirmed, on January 24, 2011, that the restrictions on the shares of performance-based restricted stock issued to the Executives under the 2008 Long-Term Program in 2008, had terminated.

Service-based restricted stock grants. These grants of Company stock do not vest (in whole or part) until the Executive has completed a specified number of years of continuous service with the Company (in most cases, full vesting at five years with partial vesting beginning at three years; the special grants made to Mr. Hagedorn and Mr. deSilva under the Two-Phase Plan, however, have 3-year cliff vesting). The Committee makes these grants primarily to help retain the Executives. In establishing such grants and vesting schedules, the Committee takes into account relevant market and peer group data regarding long-term incentive practices and award levels for executive positions.

Service-based non-qualified stock options. These option grants give the Executives the right to purchase Company stock at a price equal to its closing market price on the date the option was granted, but the options cannot be exercised until they have vested as a result of the Executive’s completion of a specified number of years of continuous service with the Company (full vesting at five years, with partial vesting beginning at the conclusion of three years). The values of these grants are related to the Company’s stock price. The Committee uses these grants to link Executive’s interests with those of shareholders.

In granting options, the Committee utilizes the Black-Scholes model and the fair market closing price as of the date the grant is made. Executives have had no input or role in establishing the date on which such grants are made. The Committee has not selected a grant date so as to provide an advantage to the recipient because of actual or anticipated public disclosures of material positive or negative information relating to the Company, or any other information that would be likely to affect the value of options. The Committee grants awards to the Executives generally on the same date that grants are made to other employees of the Company. The Committee has adopted a policy under which normal grants under the annual programs established under the Long-Term Plan are to be made, whenever possible, after the expiration of any insider-trading blackout announced by the Company to its Executives. The Committee has not delegated any power to Company management to grant equity-based compensation to any Executive or to any other employee of the Company; it has however adopted procedures under which the Committee chairman or his designee is authorized to approve, on behalf of the entire Committee, limited grants of equity-based compensation in order to facilitate the hiring of a new officer or in order to retain an “at risk” officer who is being recruited by a competitor for the Company’s talent. Such delegation is however not applicable to any grant to any of the Executives.

Deferred Compensation Plan. In October 2008, the Committee approved the UMB Financial Corporation Deferred Compensation Plan under which a select group of highly compensated employees (including the Executives) may, at their election, defer a portion of their compensation payable for the calendar year 2009 and/or each year thereafter. At the election of the participant, the deferral may be for a specified event or for retirement/termination. For each deferral by an Executive, the Company undertakes an unsecured obligation to pay the deferred sum at the designated deferral date(s), together with a rate of return on such sum equal to the yield produced by the specific mutual fund selected by the Executive from the group of mutual funds available in the UMB Financial Corporation Profit Sharing and 401(k) Savings Plan, for the designated period(s). The Committee adopted the plan to promote retention of select highly-compensated employees, including the

Executives, by offering them the ability to defer the receipt of taxable income until retirement or the occurrence of other significant events. The plan applied only to compensation earned by the participants after January 1, 2009. All of the Executives were eligible to participate in the Plan during the calendar year 2009, and two of them elected to defer relatively small portions of their compensation otherwise payable in 2010. The Company does not match any such deferrals.

Benefits. The Company’s Executives receive standard benefits, including health insurance, 401(k) plan matching contributions, and profit sharing contributions. The Committee benchmarks these benefits against those of the peer group companies. Such benefits are offered to all Company employees who meet the minimum service requirements and are provided equally to all Company associates, except to the extent that they are based pro rata on the respective associate’s salary (e.g., the level of disability insurance coverage provided).

Perquisites. The Committee offers personal benefits and perquisites in order to attract and retain the Executives by offering compensation opportunities that are competitive with the Company’s peers and the broader market for executive talent. The Committee believes these benefits and perquisites provide a more tangible incentive than an equivalent amount of cash compensation. In particular, the payment of club memberships and dues is believed to be in support of the Executives’ responsibilities to help obtain and retain customers and prospective customers. A modest allowance is offered to all members of the Company’s Management Committee (which includes all of the Executives) to cover the cost of a selected outside financial professional to provide tax preparation and financial planning and related services. Such allowance was deemed to be appropriate in order to help promote the use of a common professional that would prepare the Executives’ tax returns, and to help eliminate potential conflicts of interest that may arise from a tax preparer providing services to both the Company and any of the Executives. In determining the total compensation payable to the Executives for a given fiscal year, the Committee considers these benefits and perquisites to be a relatively small portion of the Executives’ total compensation (representing between 2.43% and 5.86% of their respective total compensation as reflected on the 2010 Summary Compensation Table below). They do not materially influence the Committee’s decision in setting the Executives’ total compensation. Please review the 2010 Summary Compensation Table and accompanying footnotes for more information on perquisites and other personal benefits that the Company provides to the Executives.

Additional Payments or Benefits

Under certain circumstances (such as death, disability, retirement or a change-in-control of the Company), the Executives may be entitled to receive additional or accelerated payments or awards under the Long-Term Plan and the Short-Term Plan. Those payments or awards are described and discussed in detail in Potential Payments upon Termination or Change in Control below. The discussion also analyzes the basis and reasons that the Compensation Committee has provided for such payments and awards.

Other Compensation Policies

To help assure that the Executives do not receive performance-based awards that are based on flawed financial or operational measurements, or that are influenced by inappropriate behavior of the recipient of the awards, the Company has implemented policies and procedures designed to give the Compensation Committee the right to withhold or “claw back” performance-based compensation awards made to employees (including but not limited to the Executives) if it is subsequently determined that the financial results or other performance metrics upon which the award was based were incorrect or incomplete, or if the employee is found to have engaged in illegal, dishonest, fraudulent conduct or intentional misconduct that caused the award to be larger (or to be payable sooner) than it would have been in the absence of such circumstances (see “Claw-back of Compensation” below).

In January 2009, the Company adopted formal stock ownership guidelines in which it encourages the Executives (as well as other senior officers of the Company and its subsidiaries, and the members of the Company’s Board of Directors) to build a meaningful Company stock ownership position over time. The Compensation Committee believes that its continued use of options and restricted stock as components of the Executives’ compensation, together with the vesting periods associated with the options and restricted stock, will help promote such ownership and satisfaction of the Guidelines by the Executives. The Guidelines state that the following categories of the Company’s officers should hold Company stock (or options having a comparable value) equal to the following multiples of their respective annual salary, and that the Company’s Directors should hold a minimum number of shares of the Company Stock, as indicated:

Chief Executive Officer	5 times base salary
President/Chief Operating Officer	4 times base salary
Chief Financial Officer	4 times base salary
Executive Vice Presidents	2 times base salary
Senior Vice Presidents *	2 times base salary

*	Sr. Vice Presidents are covered by the guidelines only if they are participants in a Long-Term Program with a percent-of-salary target award of 30% or more.

The Guidelines provide that each individual has a five-year period from the date of the adoption of the Guidelines or (if later) a promotion into a position included under the Guidelines policy, to accumulate the specified number of shares, and that shares held outright or beneficially, shares owned in a 401(k) plan, the value of exercisable options, and shares of restricted stock, are all counted toward satisfaction of the Guidelines. The Compensation Committee concluded that there is a benefit in adopting a formal set of ownership guidelines, and that periodic review of the extent to which individuals are meeting such guidelines will encourage the Executives, Board members, and other Company officers to accumulate a significant stock ownership position that will link their interests with those of shareholders in general. As of the current date, the directors and Executives currently have shareholdings that satisfy the Guidelines, or that when taken with the number of shares of service-based restricted stock that they are expected to receive under the Company’s Long-Term Plan, will be sufficient to satisfy the Guidelines within the specified five-year period.

Committee Actions Relating to 2011 Executive Compensation

Implementation of Second Phase of the Two-Phase Plan. In February 2011, the Committee approved a 2011 Short-Term Program and 2011 Long-Term Program that were substantially similar to the Programs that were in effect in 2010 (except as described below). In connection with its annual review to establish each specific Executive’s compensation package for 2011, the Committee considered, and implemented, the second phase of the adjustments anticipated by the Two-Phase Plan described in “Executive Summary” and in other portions of this CD&A. The most significant adjustments from prior-year compensation of the Executives were: Mr. Kemper’s salary was increased by 17%, and the percentage-of-salary level of his 2011 Short-Term Program target was increased (from 55% to 65%); Mr. deSilva’s salary was increased by 7%, and the percentage-of-salary level of the special retention grants of three-year cliff vesting Service-Based Restricted Stock awarded to him annually under the 2011 Long-Term Program was increased from 25% to 40%; and Mr. Hagedorn’s salary was increased by 9% and the percentage-of-salary level of the special retention grants of three-year cliff vesting Service-Based awarded to him under the 2011 Long-Term Program remained at 15%; Mr. Rilinger’s salary was increased by 3% based on his performance relating to the implementation of new regulatory requirements, including those being implemented under the Dodd-Frank Act, and in order to bring him closer to the median of the Consultant’s general industry compensation database and the Company’s peer group. All of the salary adjustments are reflected in the chart below:

Executive	12/31/2010 Salary	Adjusted Salary	% Increase
J. Mariner Kemper	$615,000	$720,000	17%
Peter J. deSilva	$560,000	$600,000	7%
Michael D. Hagedorn	$320,000	$350,000	9%
Clyde F. Wendel	$360,000	$360,000	0%
Dennis R. Rilinger	$295,000	$304,000	3%

The Consultant confirmed that as a result of the adjustments that were made in 2010 and 2011 under the Two-Phase Program, the total compensation level of Messrs. Kemper, deSilva and Hagedorn would still be at levels that were still slightly below the percentiles used as targets by the Committee, as described above.

Claw-back of Compensation

In January 2010, the Board approved the concept of a claw-back policy, and authorized the Committee to construct and adopt a comprehensive prospective policy that would appropriately protect the interests of the Company and its shareholders. The Committee was asked to promptly adopt an interim policy which would enable it to include implementing provisions into the documentation under which the 2010 Program awards were made. Consistent with that authorization and directive, the Committee adopted an interim policy providing for the Company’s recoupment (or if applicable, the non-payment) of certain bonuses and incentive or equity-based compensation paid or payable to associates where the performance measurement or other criteria upon which such compensation was based is subsequently determined to have been incorrect or incomplete, or where the recipient of such award had engaged in fraudulent or intentional misconduct that had an impact on such measurement. In such an event, the Company would be entitled to withhold or cancel Restricted Shares or Short-Term Plan bonuses (as applicable) in such numbers or amounts as are necessary to cause the associates to not receive a greater award (in either cash or shares of stock) than they would have if the error, incomplete data, or fraudulent or intentional misconduct not occurred. Such Company claw-back rights, however, applied only during the 18-month period following the date that the respective bonus payment was made or the date that restrictions on restricted shares lapsed or were scheduled to lapse.

In January 2011, the Committee revised the claw-back policy to lengthen the period of time during which recoupment or cancellation could occur (the 18-month period was extended to a 3-year period), and to make it applicable to any illegal, dishonest, fraudulent or intentional misconduct by the recipient where such conduct had a material impact on causing the amount of the Award (as it was initially determined or computed) to be larger (or to have vested sooner or to have otherwise been paid or delivered sooner) than it would have been in the absence of such illegal, dishonest, fraudulent or intentional misconduct. The amount of the recoupment or cancellation will be determined by the Committee in accordance with any applicable provisions of Section 954 of the Dodd-Frank Act (and any applicable regulations promulgated by regulatory agencies having jurisdiction over the Company or its subsidiaries) or in the absence of any applicable regulations and to the extent not prohibited by such section or regulations (if any), then an amount determined by the Committee in its reasonable discretion.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management, and based on such review and discussion, the Compensation Committee has recommended to the Board of Directors of the Company that such Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and this Proxy Statement.

Greg M. Graves, Chairman

David R. Bradley, Jr.

Kris A. Robbins

Thomas D. Sanders

2010 Summary Compensation Table

The table below summarizes the total compensation paid to, or earned by, each of the Named Executive Officers for the fiscal year ended December 31, 2010. Information regarding the breakdown of salary and award compensation for fiscal year 2010 is discussed in greater detail under the caption “Executive Compensation—Compensation Discussion and Analysis” found earlier in this Proxy Statement.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($) (4)		Total ($)
Mariner Kemper	2010	$600,000	—	$357,437	$192,500	$422,812	$0	$39,237	(5)	$1,611,986
Chairman and CEO of the Company, Chairman of UMB Bank, Colorado, n.a.	2009	$550,000	—	$357,437	$192,492	$332,758	$0	$23,000		$1,455,687
	2008	$560,577	—	$341,192	$183,748	$407,320	$0	$58,820		$1,551,657

Michael D. Hagedorn	2010	$317,692	—	$188,968	$75,945	$220,000	$0	$49,949	(6)	$852,554
Vice Chairman, Chief Financial Officer, Chief Administrative Officer	2009	$301,538	—	$196,443	$73,491	$187,555	$0	$35,398		$794,425
	2008	$303,077	—	$327,299	$68,594	$222,174	$0	$33,859		$955,003

Peter J. deSilva	2010	$555,385	—	$461,951	$188,997	$385,000	$0	$61,427	(7)	$1,652,760
President and COO of the Company and Chairman and CEO of UMB Bank, n.a.	2009	$540,000	—	$512,974	$188,999	$310,500	$0	$45,741		$1,598,214
	2008	$551,452	—	$586,630	$181,299	$399,913	$0	$46,671		$1,765,975

Clyde F. Wendel	2010	$358,077	—	$113,709	$61,244	$162,225	$0	$21,950	(8)	$717,205
President and CEO—Personal Financial Services, UMB Bank N.A.	2009	$350,000	—	$463,700	$61,247	$150,165	$0	$12,412		$1,307,524
	2008	$358,385	—	$109,794	$59,148	$165,365	$0	$12,038		$704,730

Dennis R. Rilinger	2010	$293,700	—	$93,957	$50,610	$129,078	$0	$18,307		$585,652
Executive Vice President, General Counsel, and Secretary	2009	$282,250	—	$93,951	$50,611	$100,000	$0	$12,412		$546,224
	2008	$287,654	—	$90,401	$48,687	$128,528	$0	$12,061		$544,075

(1)	Amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 71. Information regarding the assumptions made in the valuation of grants is included in the Notes to the

Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended 2010, filed with the Securities and Exchange Commission on February 24, 2011, under the heading “Accounting for Stock-Based Compensation” in Note 1, Summary of Accounting Policies, and in Note 11, Employee Benefits. The value of performance-based grants assumes that the highest level of performance conditions is probable.

(2)	Amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 71. Information regarding the assumptions made in the valuation of grants is included in the Notes to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended 2010, filed with the Securities and Exchange Commission on February 24, 2011, under the heading “Accounting for Stock-Based Compensation” in Note 1, Summary of Accounting Policies, and in Note 11, Employee Benefits.

(3)	Amounts are actual amounts earned by the Executives during 2010 under the Short-Term Plan and paid on February 24, 2011.

(4)	The amounts reflected in Other Compensation include the Company’s match and allocation of forfeitures under the Company’s 401(k) and profit sharing plan and employee stock ownership plan, life insurance premiums and perquisites and other personal benefits.

(5)	The amount reflected includes perquisites and other personal benefits including:

•	The cost attributable to personal use of a Company-provided automobile (as calculated in accordance with Internal Revenue Service Guidelines);

•	Country club and dining club membership fees;

•	Amounts paid for executive disability insurance;

•	A personal travel award;

•	Reimbursement for commercial air travel by spouse on Company business; and,

•	A nominal service award for years of service with the Company, and a $70 tax gross up on the service award

(6)	The amount reflected includes perquisites and other personal benefits including:

•	A car allowance pursuant to Mr. Hagedorn’s employment agreement;

•	Country club membership fees;

•	Amounts paid for executive disability insurance; and,

•	A personal travel award.

(7)	The amount reflected includes perquisites and other personal benefits including:

•	A car allowance pursuant to Mr. deSilva’s employment agreement;

•	Country club and dining club membership fees;

•	The cost of professional financial consulting services provided to some executive officers of the Company;

•	Amounts paid for executive disability insurance; and,

•	A personal travel award.

(8)	The amount reflected includes perquisites and other personal benefits including

•	Dining club membership fees;

•	Amounts paid for executive disability insurance;

•	A personal travel award; and,

•	Reimbursement for commercial air travel by spouse on Company business.

2010 Grants of Plan Based Awards

This table provides information concerning each grant of an award made to the Executives during the fiscal year ending December 31, 2010. The table includes awards under the Company’s Short-Term Plan and Long-Term Plan. Each of these plans and the material terms for the awards under such plans for fiscal year 2010 are discussed in greater detail under the caption “Executive Compensation—Compensation Discussion and Analysis” found earlier in this Proxy Statement. All restricted stock and option grants awarded on February 18, 2010 were part of the yearly grant under the 2010 Long-Term Program. The grants of service-based restricted stock awarded to Mr. Hagedorn and Mr. deSilva on July 29, 2010 were part of the implementation of the Two-Phase Plan discussed earlier in the CD&A and were also made under the 2010 Long-Term Program. Mr. Hagedorn was awarded a grant valued at 15% of his base salary and Mr. deSilva received a grant valued at 25% of his base salary. Both of these grants are subject to a three-year vesting period from the date of grant.

Name	Grant Date	Compen- sation Committee Approval Date	Estimated Possible payouts under Non-equity Incentive Plan Awards (1) Target	Estimated Future Payouts under Equity Incentive Plan Awards (2)			All other stock awards: number of shares of stock or units (#) (2)	All other option awards: number of Securities Underlying options (#) (2)	Exercise or base price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
				Threshold (#)	Target (#)	Maximum (#)
Mariner Kemper	2/18/2010		$302,500	2,906	5,813	5,813	3,633	23,137	$37.84	$549,936
Michael D. Hagedorn	2/18/2010		$170,500	1,146	2,293	2,293	1,433	9,128	$37.84	$216,937
	7/29/2010	7/19/2010					1,251			$47,976
Peter J. deSilva	2/18/2010		$297,000	2,854	5,708	5,708	3,567	22,716	$37.84	$539,963
	7/29/2010	7/19/2010					2,894			$110,985
Clyde F. Wendel	2/18/2010		$157,500	809	1,618	1,618	1,387	7,361	$37.84	$174,953
Dennis R. Rilinger	2/18/2010		$101,237	668	1,337	1,337	1,146	6,083	$37.84	$144,567

(1)	Amounts reflect the target payment levels under the Company’s Short-Term Plan for 2010. There are not thresholds or maximums for individuals under the 2010 Short-Term Plan, and the Compensation Committee has the discretion to increase or decrease each Executive’s compensation from the target amount. The actual amount paid for 2010 is reported in the Summary Compensation Table above.

(2)	Reflects grants made under the Company’s Long-Term Plan.

Outstanding Equity Awards at Fiscal Year-End 2010

The following table provides information concerning the unexercised options and unvested stock awards for each of the Named Executive Officers as of December 31, 2010. The market value of the stock awards was computed by multiplying the closing market price of the Company’s common stock on December 31, 2010, by the applicable number of shares of stock shown in the table for each grant.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (3)		Market Value of shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
J. Mariner Kemper	3,000	—		—	$20.01	12/28/2011	—		—	—		—
	3,200	—		—	$19.06	12/30/2012	—		—	—		—
	3,500	—		—	$24.33	12/16/2013	—		—	—		—
	3,456	—		—	$28.93	12/22/2014	—		—	—		—
	17,494			—	$27.06	1/1/2015	—		—	—		—
	11,080	3,694	(4)	—	$34.84	1/1/2016	969	(5)	$40,155	—		—
	10,233	10,234	(6)	—	$38.84	1/1/2017	1,717	(7)	$71,152	—		—
	—	25,735	(8)	—	$37.73	1/1/2018	3,659	(9)	$151,629	5,854	(10)	$242,590
	—	22,151	(11)	—	$41.37	1/1/2019	3,448	(12)	$142,885	5,518	(13)	$228,666
	—	23,137	(14)	—	$37,84	1/1/2020	3,704	(15)	153,494	5,927	(16)	$245,615
Michael D. Hagedorn	6,122	—		—	$27.06	3/21/2015	—		—	—		—
	3,594	—		—	$27.81	6/13/2015	—		—	—		—
	3,877	1,293	(4)	—	$34.84	1/1/2016	338	(5)	$14,007	—		—
	3,725	3,725	(6)	—	$38.84	1/1/2017	625	(7)	$25,900	—		—
	—	9,607	(8)	—	$37.73	1/1/2018	1,365	(9)	$56,566	2185	(10)	$90,546
	—	—		—	—	—	4,855	(17)	$201,191	—		—
	—	8,457	(11)	—	$41.37	1/1/2019	1,317	(12)	$54,576	2,106	(13)	$87,273
	—	—		—	—	—	1,502	(18)	$62,243	—		—
	—	9,128	(14)	—	$37.84	1/1/2020	1,461	(15)	$60,544	2,337	(16)	$96,845
	—	—		—	—	—	1,263	(19)	$52,339	—		—
Peter J. deSilva	3,456	—		—	$28.93	12/22/2014	—		—	—		—
	16,096	—		—	$27.06	1/1/2015	—		—	—		—
	10,194	3,398	(4)	—	$34.84	1/1/2016	891	(5)	$36,923	—		—
	9,722	9,722	(6)	—	$38.84	1/1/2017	1,632	(7)	$67,630	—		—
	—	25,392	(8)	—	$37.73	1/1/2018	3,610	(9)	$149,598	5,777	(10)	$239,399
	—	—		—	—	—	5,053	(20)	$209,396	—		—
	—	21,749	(11)	—	$41,37	1/1/2019	3,386	(12)	$140,316	5,418	(13)	$224,522
	—	—		—	—	—	4,060	(18)	$168,246	—		—
	—	22,716	(14)	—	$37.84	1/1/2020	3,636	(15)	$150,676	5,819	(16)	$241,139
	—	—		—	—	—	2,922	(19)	$121,088	—		—
Clyde F. Wendel	903	904	(21)	—	$34.12	6/26/2016	199	(22)	$8,247	—		—
	3,326	3,326	(6)	—	$38.84	1/1/2017	670	(7)	$27,765	—		—
	—	8,284	(8)	—	$37.73	1/1/2018	1,412	(9)	$58,513	1,648	(10)	$68,293
	—	7,048	(11)	—	$41.37	1/1/2019	1,317	(12)	$54,576	1,536	(13)	$63,652
	—	—		—	—	—	8,683	(23)	$359,824	—		—
	—	7,361	(14)	—	$37.84	1/1/2020	1,414	(15)	$58,596	1,649	(16)	$68,335

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (3)		Market Value of shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Dennis R. Rilinger	1,400	—		—	$20.01	12/28/2011	—		—	—		—
	1,600	—		—	$19.06	12/30/2012	—		—	—		—
	1,800	—		—	$24.33	12/16/2013	—		—	—		—
	3,000	—		—	$28.93	12/22/2014	—		—	—		—
	5,878	—		—	$27.06	1/1/2015	—		—	—		—
	2,824	942	(4)	—	$34,84	1/1/2016	295	(5)	$12,224	—		—
	2,711	2,712	(6)	—	$38.84	1/1/2017	546	(7)	$22,626	—		—
	—	6,819	(8)	—	$37.73	1/1/2018	1,163	(9)	$48,194	1,357	(10)	$56,234
	—	5,824	(11)	—	$41.37	1/1/2019	1,089	(12)	$45,128	1,267	(13)	$52,504
	—	6,083	(14)	—	$37.84	1/1/2020	1,168	(15)	$48,401	1,363	(16)	$56,482

(1)	The number of underlying securities has been adjusted to reflect a 5% stock dividend paid in 2002 and a 2-for-1 stock split in 2006.

(2)	The exercise price has been adjusted to reflect a 5% stock dividend paid in 2002 and a 2-for-1 stock split in 2006.

(3)	Shares have been adjusted to reflect a 2-for-1 stock split in 2006. Shares also reflect reinvestment of dividends on restricted stock. Dividends and distributions paid on the restricted stock are used to purchase common stock pursuant to the Company’s dividend reinvestment plan. Such shares are subject to the same rights, restrictions and provisions applicable to the respective shares upon which the dividends or distributions were paid or made.

(4)	Nonqualified stock options that vested 100% shares on January 1, 2011. Each of the options will vest immediately upon the optionee’s death, disability or qualified retirement, and will immediately vest and become exercisable upon a change in control of the Company.

(5)	Service-based restricted stock shares that will fully vest on April 19, 2011.

(6)	Nonqualified stock options that will vest and become exercisable for 50% of the option shares on January 1, 2011 and for 100% of the option shares on January 1, 2012. Each of the options will vest immediately upon the optionee’s death, disability or qualified retirement, and will immediately vest and become exercisable upon a change in control of the Company.

(7)	Service-based restricted stock shares that will vest 50% on February 24, 2011; and the final 50% will vest on February 23, 2012.

(8)	Nonqualified stock options that will vest and become exercisable for 50% of the option shares on January 1, 2011; for 75% of the option shares on January 1, 2012; and for 100% of the option shares on January 1, 2013. Each of the options will vest immediately upon the optionee’s death, disability or qualified retirement, and will immediately vest and become exercisable upon a change in control of the Company.

(9)	Service-based restricted stock shares that will vest 50% on March 5, 2011, another 25% will vest on March 5, 2012; and the final 25% will vest on March 5, 2013.

(10)	Performance-based restricted stock that vested as to service on January 1, 2011. The Compensation Committee determined on January 24, 2011, that the performance standard had been met and the shares vested.

(11)	Nonqualified stock options that will vest and become exercisable for 50% of the option shares on January 1, 2012; for 75% of the option shares on January 1, 2013; and for 100% of the option shares on January 1, 2014. Each of the options will vest immediately upon the optionee’s death, disability or qualified retirement, and will immediately vest and become exercisable upon a change in control of the Company.

(12)	Service-based restricted stock shares that will vest 50% on February 13, 2012, another 25% will vest on February 13, 2013; and the final 25% will vest on February 13, 2014.

(13)	Performance-based restricted stock that will vest on January 1, 2012, if performance standard is met.

(14)	Nonqualified stock options that will vest and become exercisable for 50% of the option shares on January 1, 2013; for 75% of the option shares on January 1, 2014; and for 100% of the option shares on January 1, 2015. Each of the options will vest immediately upon the optionee’s death, disability or qualified retirement, and will immediately vest and become exercisable upon a change in control of the Company.

(15)	Service-based restricted stock shares that will vest 50% on February 18, 2013; another 25% will vest on February 18, 2014; and the final 25% will vest on February 18, 2015.

(16)	Performance-based restricted stock that will vest on January 1, 2013, if performance standard is met.

(17)	The Company awarded Mr. Hagedorn 4,660 shares of service-based restricted stock on October 23, 2008. The stock vests in full on October 23, 2011.

(18)	Service-based restricted stock that will vest in full on June 1, 2012.

(19)	Service-based restricted stock awarded to Mr. Hagedorn and Mr. deSilva on July 29, 2010 as part of the Two-Phase Plan. The will vest in full on July 29, 2013.

(20)	The Company awarded Mr. deSilva 4,820 shares of service-based restricted stock on June 2, 2008. The stock vests in full on June 2, 2011.

(21)	Nonqualified stock options will vest on June 26, 2011. Each of the options will vest immediately upon the optionee’s death, disability or qualified retirement, and will immediately vest and become exercisable upon a change in control of the Company.

(22)	Service-based restricted stock shares will vest on July 19, 2011.

(23)	The Company awarded Mr. Wendel 8,476 shares of service-based restricted stock on October 29, 2010. The stock vests in full on October 29, 2013.

2010 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($)
J. Mariner Kemper	2,940	$60,813	10,520	$431,923
Michael Hagedorn			7,860	$273,524
Peter J. deSilva			17,562	$661,451
Clyde F. Wendel	1,807	$15,486	2,386	$94,991
Dennis R. Rilinger	1,260	$26,681	2,436	$99,311

(1)	The number of shares includes shares acquired through the reinvestment of dividends on grants of restricted stock.

2010 NONQUALIFIED DEFERRED COMPENSATION

The Compensation Committee approved the UMB Financial Corporation Deferred Compensation Plan (“Deferred Compensation Plan”) in October 2008 and directed management to prepare a formal document for ratification. The Executive Committee acted by unanimous consent in December 2008 to approve a final plan which was ratified by the Board.

The Deferred Compensation Plan allows a select group of highly compensated employees to defer salary, incentive, bonus, commissions, and other cash compensation to a retirement/termination account or to specified date accounts. The Deferred Compensation Plan is unfunded, but participants receive earnings on their deferred compensation as if their accounts were invested in various mutual funds chosen by the participant. The mutual funds available for investment are the same funds available under the Company’s 401(k) and Profit Sharing Plan excluding the Company’s common stock fund. If a participant has an account that terminates upon retirement under the Deferred Compensation Plan, they may choose to have the benefit paid out in a lump sum or in installments, as elected by the participant, over two to ten years. Specified date accounts are paid in a lump sum or in installments, as elected by the participant, over two to five years. If a participant terminates employment other than through retirement, the amount in all accounts is paid in a lump sum.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
J. Mariner Kemper	$0	$0	$0	$0	$0
Michael D. Hagedorn	$6,354	$0	$2,176	$0	$14,825
Peter J. deSilva	$0	$0	$0	$0	$0
Clyde F. Wendel	$51,171	$0	$4,420	$0	$80,486
Dennis R. Rilinger	$0	$0	$0	$0	$0

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Payments upon Termination

The Company’s Executives are all employees at will and may be terminated at any time. Except as described below with respect to circumstances involving death, disability, qualified retirement or a change in control of the Company, and except for payments and benefits that are available generally to all employees of the Company and that do not discriminate in favor of the Executives, none of the Executives are entitled to receive any payments or awards upon termination.

Change in Control

Plan Provisions

The Company’s Long-Term Plan and Short-Term Plan each contain clauses that provide for the acceleration of the vesting of all awards under those Plans in the event of a “change in control” of the Company. The Committee concluded that this “single trigger” provision was needed in order to reassure the Executives who were being asked to implement a transition in management that they would not be adversely affected by an event beyond their control (a change in control) while they are continuing to achieve such implementation, and since none of the Executives are provided any severance payments in the event of a change in control. The change in control acceleration features were deemed necessary to attract and retain the Executives, since the Company competes for talented employees in a marketplace where such an acceleration feature is commonly offered. The acceleration operates as follows:

Short-Term Plan Payments. The Company’s Short-Term Plan provides that upon a change in control of the Company, any awards applicable to a completed performance period are immediately payable based on actual results. If the change in control occurs before the performance period has ended, then the applicable performance standards are adjusted to reflect the length of the performance period, and payments are made on a pro-rata basis based on actual results. Discretionary adjustments to the payments are not allowed if there is a change in control. The tables below set out the payments to which the Executives would have been entitled had a change of control of the Company occurred on December 31, 2010.

Stock Options. Unvested stock options granted under the Long-Term Plan are accelerated immediately upon a change in control of the Company. The tables set out below reflect the value of Long-Term Plan options that would have been accelerated had a change of control of the Company occurred on December 31, 2010.

Restricted Stock. Service-based restricted stock granted under the Long-Term Plan vests 100% immediately upon a change in control of the Company. Performance-based stock granted under the Long-Term Plan vests immediately upon a change in control of the Company, but only to the extent the required performance standard (which typically covers a multi-year period) has been met by such date. The tables set out below reflect the value of the restricted stock in which the Executives would have become fully vested had a change of control of the Company occurred on December 31, 2010.

Upon a Change in Control:

As a result of the above plans and provisions, each of the Executives would be eligible to receive the following payments or value in the form of cash or vested options or restricted shares, based on an assumption that on December 31, 2010, there had been a change in control of the Company.

Name	Cash Payments (1)	Acceleration of Unvested Nonqualified Options and Restricted Stock (2)	Vested Options (3)	Total of all Columns
J. Mariner Kemper	$338,250	$1,294,838	$577,031	$2,210,119
Michael D. Hagedorn	$176,000	$806,050	$167,439	$1,149,489
Peter J. deSilva	$308,000	$1,765,038	$354,591	$2,427,629
Clyde F. Wendel	$162,225	$779,058	$14,244	$955,527
Dennis R. Rilinger	$103,262	$354,372	$240,848	$698,482

(1)	These amounts would be payable to the Executives under the Short-Term Plan, based on the extent to which the Executives did in fact achieve their 2010 performance goals at the actual levels determined by the Committee on February 11, 2011, without any discretionary adjustments.

(2)	These amounts reflect the value of non-qualified options, performance-based restricted stock and service-based restricted stock under the Long-Term Plan that vest on an accelerated basis upon a change in control. Non-qualified options vest 100% upon a change in control, and the values shown are based on the amount by which they were “in the money” as of December 31, 2010. Service-based and performance-based restricted stock values are based on the stock price on December 31, 2010. The vesting of the service-based restricted stock accelerates 100% upon a change in control, while the vesting of performance-based restricted stock accelerates pro-rata based on the extent to which the respective performance standard has been accomplished. This computation assumes that 100% of the performance standard for the 2008 grants had been achieved, that 71.88% of the performance standard for the 2009 grant had been achieved, and that 34.14% of the 2010 grant had been achieved.

(3)	These amounts reflect the value of options under the 2002 UMB Financial Corporation Incentive Stock Option Plan (the “2002 Plan”) and the Long-Term Plan that were already fully vested (but not exercised) as of December 31, 2010. The values are listed solely to reflect the value that would be available to the Executives on December 31, 2010, irrespective of the occurrence of a change in control.

Death and Disability

Stock Options. Upon the death or disability of an Executive, all unvested stock options issued under the Company’s 2002 Plan (except those granted within two years of such death or disability) and all unvested stock options under the Long-Term Plan, shall immediately vest. The Company believes that acceleration due to death or disability is needed in order to recruit and retain the Executives, since such acceleration features are offered by competitors for their services.

Restricted Stock. For grants of restricted stock made prior to 2008, there is no acceleration of the vesting of the restricted stock issued to the Executives under the Long-Term Plan under circumstances of death or disability. For grants made in or after 2008, all shares of service-based restricted stock immediately vest in full. Shares of performance-based restricted stock granted after 2008 immediately vest on a proportional basis computed by dividing the number of full years of continuous service completed after the vesting commencement date of the respective grant, by three, irrespective of what portion of the performance standard had been achieved. This proportional vesting feature was added in 2008 to make the Long-Term Plan market competitive.

Upon Death or Disability

The tables set out below reflect the value of restricted stock and Long-Term Plan options that would have been accelerated had the Executive died or become disabled on December 31, 2010.

Name	Acceleration of Restricted Stock (1)	Acceleration of Nonqualified Options (2)	Total of all columns
J. Mariner Kemper	$1,033,984	$244,608	$1,278,592
Michael D. Hagedorn	$707,659	$92,153	$799,812
Peter J. deSilva	$1,511,237	$237,847	$1,749,084
Clyde F. Wendel	$700,531	$74,005	$774,536
Dennis R. Rilinger	$286,246	$64,394	$350,640

(1)	These amounts represent the acceleration of vesting, upon death or disability, of all of the service-based restricted stock, and one-third of the performance-based restricted stock granted in 2010, and two-thirds of the performance-based stock granted in 2009.

(2)	These amounts represent acceleration of vesting, upon death or disability, of all non-qualified options granted under the Long-Term Plan; the value of such options is deemed to be equal to the amount that they were “in the money” as of December 31, 2010.

Qualified Retirement

Stock Options. Upon a “qualified retirement” (defined as a retirement at age 60 or more with 10 or more years of continuous service to the Company under the Long-Term Plan) of an Executive, all unvested stock options under the Long-Term Plan shall immediately vest. The Company believes that acceleration due to such retirement is appropriate and necessary in order to motivate and reward Executives approaching retirement age, since such acceleration features are offered by competitors for their services.

Restricted Stock. For grants of restricted stock made prior to 2008, there is no acceleration of vesting of the restricted stock issued to the Executives under the Long-Term Plan upon qualified retirement. For grants made in and after 2008, all shares of service-based restricted stock not already vested will vest on a proportional basis by dividing the number of years of continuous service completed as of the qualified retirement as measured from the grant date by the number of full years of continuous service required in order for each respective tranche to vest. Shares of performance-based restricted stock granted in and after 2008 vest proportionally as to the basis of the portion of the applicable performance standard that has been met as of the effective date of the qualified retirement without regard to the number of years of continuous service. The proportional vesting of the performance-based restricted stock, however, would not become effective until after the completion of the three-year performance period and the achievement of the applicable performance standard. As of December 31, 2010, no service-based shares of the 2010 grant would vest; one-third of the first tranche, one-fourth of the second tranche, and one-fifth of the third tranche of service-based shares from the 2009 grant would vest; and two-thirds of the first tranche, one-half of the second tranche and two-fifths of the third tranche of service-based shares from the 2008 grant would vest; and 34.14% of the shares of the 2010 performance-based grant and 71.88% of the shares of the 2009 performance-based grant would vest. The Company would not issue shares of performance-based restricted stock however until the completion of the performance period and the determination that the entire performance standard for the performance period for the respective 3-year period had been met.

Qualified Retirement

Mr. Rilinger was the only Executive who is eligible for a qualified retirement, and the value of the restricted stock and Long-Term Plan options that would have automatically vested on December 31, 2009 had he retired on such date, is reflected in the tables below.

Name	Acceleration of Restricted Stock (1)	Acceleration of Nonqualified Options (2)	Total of all columns
J. Mariner Kemper	$0	$0	$0
Michael D. Hagedorn	$0	$0	$0
Peter J. deSilva	$0	$0	$0
Clyde F. Wendel	$0	$0	$0
Dennis R. Rilinger	$152,811	$64,394	$217,205

(1)	These amounts represent the acceleration of vesting, upon qualified retirement, of two-thirds of the first tranche, one-half of the second tranche, and two-fifths of the third tranche of service-based shares from the 2008 grant; one-third of the first tranche, one-fourth of the second tranche and one-fifth of the third trance of service-based shares from the 2009 grant; and the vesting of 34.14% and 71.88% of the performance-based restricted stock granted in 2009 and 2010, respectively; provided however that no payment would be made until completion of the performance periods and would be contingent upon a determination that the entire performance standards for the performance periods had been met.

(2)	These amounts represent acceleration of vesting, upon qualified retirement, of all non-qualified options granted under the Long-Term Plan; the value of such options is deemed to be equal to the amount that they were “in the money” as of December 31, 2010.

CONSIDERATION OF COMPENSATION POLICIES AND PRACTICES IMPACT

ON COMPANY RISK

The process through which the Company considers and evaluates the potential impact that the Company’s compensation policies and practices may have in encouraging its employees to take excessive risk includes an annual analysis of the Company’s incentive-based compensation arrangements by the Company’s internal compensation and risk-management personnel, an assessment of the consistency of the Company’s practices with the “Guidance on Sound Incentive Compensation Policies” released by the Company’s primary bank regulatory agencies on June 21, 2010, and a review by the Compensation Committee of the Company’s compensation policies and practices to evaluate the extent to which they are likely to create risks that are reasonably likely to have a material adverse effect on the Company.

The Compensation Committee has been given responsibility for overall monitoring and oversight of the Company’s compensation-related risks, and the Board receives periodic reports from the Committee regarding such risks. After consideration of relevant data and information, and after taking into consideration the existence and effectiveness of the Company’s internal control framework, the Compensation Committee and Board of Directors have concluded that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

DIRECTOR COMPENSATION

For their board service during 2010, directors of the Company who were not employed by the Company or its subsidiaries received a retainer of $30,000 per year, of which $10,000 is paid in cash and $20,000 in the form of a grant of Company common stock. Both the cash portion and stock portion are based upon the numbers of full calendar quarters that each respective director serves as a director. One-fourth of the cash portion of the retainer is paid at the end of each calendar quarter of service. The stock portion of the retainer is issued in arrears at the first meeting of the Compensation Committee after the end of the fiscal year, and is fully vested and non-forfeitable upon issuance. The directors also received $2,000 for each 2010 board meeting they attended. The Audit Committee chairman received an annual retainer of $8,000, and all Audit Committee members were paid $1,000 for each committee meeting they attended. The chairmen of the Governance Committee and of the Compensation Committee each received an annual retainer of $5,000, and the members of the Governance Committee and the Compensation Committee were each paid $1,000 for each committee meeting they attended. The above rates of retainers and attendance fees reflect increases approved by the Compensation Committee effective January 1, 2010 (prior to the increases, the rate of attendance fees received by Board members was $1,000 per meeting, the rate of the Directors annual retainer was $20,000 per year, $10,000 of which being in the form of stock), and the annual retainers received by the committee chairmen was $6,250 (Audit Chair) and $3,500 (Governance Committee Chair, and Compensation committee chair). Such increases were believed by the Compensation Committee to be necessary and appropriate in view of the increasing requirements imposed on the directors, and in order to increase directors’ compensation to a level that is closer to that of the Company’s peer group, and sufficient to enable the Company to attract and retain the quality of directors that is necessary to continue the Company’s growth and successes. The total compensation received by the Company’s directors for 2010 is reflected in the following chart:

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total
Theodore Armstrong	$35,595	$9,970	$45,565
David R. Bradley, Jr.	$26,032	$9,970	$36,002
Nancy K. Buese	$28,032	$9,970	$38,002
Terrence P. Dunn	$27,657	$9,970	$37,627
Kevin C. Gallagher	$28,032	$9,970	$38,002
Greg M. Graves	$26,657	$9,970	$36,627
Alexander C. Kemper	$22,032	$9,970	$32,002
John H. Mize, Jr.	$28,032	$9,970	$38,002
Kris A Robbins	$26,032	$9,970	$36,002
Thomas D. Sanders	$22,032	$9,970	$32,002
L. Joshua Sosland	$25,032	$9,970	$35,002
Paul Uhlmann III	$25,032	$9,970	$35,002
Thomas J. Wood III	$25,032	$9,970	$35,002

(1)	Fees shown in the table reflect total fees earned during 2010, including an amount equal to a partial share from the grant of the directors’ stock retainer for 2010 that is paid during 2011.

(2)	Amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 71. Information regarding the assumptions made in the valuation of grants is included in the Notes to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended 2010, filed with the Securities and Exchange Commission on February 24, 2011, under the heading “Accounting for Stock-Based Compensation” in Note 1, Summary of Accounting Policies, and in Note 11, Employee Benefits. The amount includes only the stock retainer granted in 2009 and issued in January, 2010. The stock retainer for 2010 was issued on January 25, 2011, to all directors.

PROPOSAL # 1: ELECTION OF DIRECTORS

General Information About The Nominees and The Current Directors

The Governance Committee has selected and approved, and the Board has nominated, candidates to be presented to the shareholders at the Annual Meeting for election to the Board. At the Annual Meeting, shareholders will be asked to vote for four Class II directors who will serve until the annual meeting in 2014.

Directors are elected by cumulative voting, which means that each shareholder is entitled to cast as many votes for the election of directors to each class as shall equal the number of shares of common stock held by him or her times the number of directors to be elected in that class of directors. Each shareholder may cast all such votes for a single nominee within that class or may distribute them between two or more nominees within that class, as he or she sees fit. To be elected, a nominee must receive a plurality of the votes of the shares entitled to vote on the election of the directors in that class and represented in person or by proxy at a meeting at which a quorum is present.

Each of the nominees has agreed to be named as a nominee and to serve as a director, if elected. It is not anticipated that any of the nominees will become unavailable for election; however, if any nominee(s) should unexpectedly become unavailable, the shares represented by the proxy will be voted for such substitute nominee(s) as the Governance Committee may select and approve, and the Board may nominate.

The following schedule sets forth information about the nominees and about the present directors of the Company who will continue in office:

Nominees For Election

Class II—Terms expiring in 2014

Name	Age	Position with the Company	Director Since
Kevin C. Gallagher	42	Director	2007
Greg M. Graves	53	Director	2003
Paul Uhlmann III	60	Director	2000
Thomas J. Wood III	64	Director	2000

Directors Who Will Continue In Office

Class III—Terms expiring in 2012

Name	Age	Position with the Company	Director Since
Nancy K. Buese	41	Director	2009
J. Mariner Kemper	38	Chairman, CEO and Director	2004
John H. Mize, Jr.	71	Director	1986
Thomas D. Sanders	66	Director	1991
L. Joshua Sosland	50	Director	1998

Class I—Terms expiring in 2013

Name	Age	Position with the Company	Director Since
David R. Bradley, Jr.	61	Director	1983
Peter J. deSilva	49	President, COO, and Director	2004
Terrence P. Dunn	61	Director	2003
Alexander C. Kemper	45	Director	1992
Kris A. Robbins	52	Director	2000

Director Qualifications

The Governance Committee’s goal is to assemble a Board that operates cohesively and challenges and questions management in a constructive way. The Governance Committee annually reviews the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole. When assessing directors and nominees for the Board, the Governance Committee considers a number of criteria and factors applicable to each director and nominee, including how active the individual is in understanding the Company’s business and in participating in Board meetings, his/her ability to contribute to the Board, the time he/she has available, and his/her participation on other boards. Board members should possess such attributes and experience as are necessary to enhance the Board’s ability to manage and direct the business of the Company, including character, integrity, judgment, record of achievement, knowledge, experience, skills and expertise, and the other criteria and qualities enumerated in the Governance Committee’s Charter.

The Governance Committee believes that each director of the Company as of the date of this filing brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas. Set forth below is information on each director and nominee, and a summary of their particular experiences, qualifications, attributes and skills that qualify them for service on the Board.

Theodore M. Armstrong

Mr. Armstrong served as Senior Vice President and Chief Financial Officer of Angelica Corporation in St. Louis, Missouri, a provider of textile rental and linen management services to the U.S. healthcare market, from 1986 until February 2004. Since 2005, he has been self-employed as a financial consultant. Mr. Armstrong also serves as a director and as a member of the audit committee and the nominating and corporate governance committee of Cabela’s Inc., and as a director and a member of the audit committee of World’s Foremost Bank, a Cabela’s subsidiary. His extensive experience in the areas of accounting, auditing and complex business issues, and his specialized knowledge of the distribution and banking industries, give him the financial literacy and skills needed to lead the Board’s Audit Committee. Mr. Armstrong qualifies as an Audit Committee Financial Expert and provides St. Louis geographic diversity. His term as a member of the Company’s Board of Directors will expire on April 26, 2011.

David R. Bradley, Jr.

Mr. Bradley has served as President and Editor of the News-Press and Gazette Company in St. Joseph, Missouri since 1971. He has also served as Publisher since 1994. The News-Press and Gazette Company is a newspaper, cable and broadcasting company. The News-Press and Gazette Company has operations in Missouri, Kansas, Texas, Arizona, California, Oregon, Colorado and Idaho. He serves on the University of Missouri Board of Curators. Mr. Bradley has extensive experience in Board governance matters, including more than 20 years of past service on the Company’s Board. As CEO of a communications distribution company, Mr. Bradley has experience in managing growing companies, as well as specialized knowledge of the communications industry.

Nancy K. Buese

Ms. Buese has served as Sr. Vice President and Chief Financial Officer of MarkWest Energy Partners, LLC, a natural gas company headquartered in Denver, Colorado, since October 2006. Prior to her appointment as Chief Financial Officer, she served as Chief Accounting Officer of MarkWest from November 2005 to October 2006. Prior to joining MarkWest, Ms. Buese served as Chief Financial Officer of Experimental and Applied Sciences, Inc. in Golden, Colorado. Through her formal education in the areas of accounting, auditing and tax, as well as her work as a CPA and with audit committees of other publicly-held companies, Ms. Buese brings extensive financial literacy skills to the Board. In addition, through her current position as the chief financial officer of a publicly-traded energy company, she has experience in corporate finance, risk management and information technology. She also qualifies as an Audit Committee Financial Expert and brings to the Board diversity in geographic representation and gender.

Peter J. deSilva

Mr. deSilva joined the Company as President and Chief Operating Officer in January 2004. In May of 2004, he also assumed the positions of Chairman and Chief Executive Officer of the Company’s largest subsidiary, UMB Bank, n.a. Prior to joining the Company, he was employed by Fidelity Investments from 1987 until 2004, serving as Senior Vice President of Operations and Customer Service. Mr. deSilva has extensive direct experience regarding the operations, investment services, financial performance, and products of the Company, gained through his position as Chief Operating Officer of the Company and his prior operations experience at a national financial services company. He brings to the Board specialized knowledge of the banking, mutual fund and financial services industries, extensive experience in human resources management, and community relations experience.

Terrence P. Dunn

Mr. Dunn has served as President and Chief Executive Officer of J.E. Dunn Construction Group Inc. (formerly known as Dunn Industries) since 1989. J.E. Dunn Construction Group Inc. is headquartered in Kansas City, Missouri, and is the holding company for commercial contractor and construction company affiliates across the nation, including J. E. Dunn Construction Company. He also serves as a director of Kansas City Southern where he is a member of the compensation and organization committee and the nominating committee. Mr. Dunn brings significant board and governance experience from his service as past director of the board of the Federal Reserve Bank of Kansas City and from serving on the boards of directors of businesses having operations within the Company’s geographic footprint. He also has extensive management skills as the chief executive of a large construction company having offices throughout the United States, operations experience in project management with responsibilities for budgeting, and in the management of significant growth of his company in geographic scope and volume over the past 20 years.

Kevin C. Gallagher

Mr. Gallagher has served as the Chief Executive Officer of Little Pub Holdings, LLC, Denver, Colorado, an owner/operator of 20 neighborhood pubs and restaurants since February 2009. He has also served as Manager of

Gallagher Industries, LLC, a private holding company of middle market industrial companies, since 2005. He has entrepreneurial experience and marketing experience gained from serving as CEO a of large complex diversified operation with companies in both the manufacturing and distribution industries. He also brings to the Board geographic diversity community relations experience, and experience in investments and mergers and acquisitions.

Greg M. Graves

Mr. Graves is Chairman of the Board and Chief Executive Officer of Burns & McDonnell, a consulting engineering company headquartered in Kansas City, Missouri, with offices and operations throughout the United States. Prior to being named as Chairman, he served as President and Chief Executive Officer from October 2003 until December 2008; from January 2003 through October 2003, he served as President and Chief Operating Officer. He served as General Manager of that company’s Energy Division from November 1997 through June 2001, and as President of its Energy Group from July 2001 through December 2002. Mr. Graves’ experience as CEO of a large engineering company, with multiple offices and projects located throughout the United States and abroad, gives him leadership skills and growth management skills. He also has human resources experience gained through his management of large number of professionals and managers.

Alexander C. Kemper

Mr. Kemper, a brother of J. Mariner Kemper and first cousin of Thomas J. Wood III, is Chairman of the Board of the Collectors Fund, a private equity fund focused on alternative asset classes. Prior to founding the Collectors Fund, Mr. Kemper served as Chairman and Chief Executive Officer from March 2000 to mid-2006 of Perfect Commerce, Inc. (formerly eScout LLC), a provider of supplier relationship management technology He is also currently serving as Chairman of the Board of Pollenware, a trade settlement company, and as a board member of AXA Art USA (NYSE: AXA), Efficient Finance, Sipvine, SCD Probiotics and BATS Exchange. He served as President of the Company from 1995 to March 2000 and as Chief Executive Officer from July 1999 to March 2000, and served as Chief Executive Officer of UMB Bank, n.a. from January 1996 until March 2000, and as Chairman and Chief Executive Officer of UMB Bank, n.a. from January 1997 until March 2000. Mr. Kemper also serves as a director and a member of the audit committee, compensation committee, and governance committee for NIC Inc. In 2008, Mr. Kemper became a Director of the BATS Exchange. Mr. Kemper’s prior experience as a board member and executive of companies involved in financial payment services, and as Chief Executive Officer and Chairman of the Board of the Company, and as Chief Executive Officer of two start-up companies, enables him to bring to the board extensive knowledge of different aspects of the financial services industry, as well as entrepreneurial experience in managing growth, marketing skills, operations and investment experience, and information technology skills and experience.

J. Mariner Kemper

Mr. J. Mariner Kemper, a brother of Alexander Kemper and first cousin of Thomas J. Wood III, has served as Chairman and Chief Executive Officer of the Company since May 2004 and has served as Chairman of UMB Bank Colorado, n.a. since July 2000 and Chief Executive Officer of UMB Bank Colorado, n.a. from July 2000 until September 2009. Mr. Kemper was a Vice Chairman of the Company from February 2003 until May 2004. He also was President of UMB Bank Colorado, n.a. from October 1997 until July 2000. As Chief Executive Officer of the Company for the past seven years, Mr. Kemper brings to the Board skills in leadership and consensus-building, and in the implementation of the Company’s key strategies. He has detailed knowledge of the Company’s key business and operational strategies and branding, and possesses operations experience and knowledge of every aspect of the Company’s business. He also has specialized knowledge of the investments, banking and financial services industries, as well as extensive community relations experience, with involvement in civic and business organizations in Kansas City and Colorado.

John H. Mize, Jr.

Mr. Mize has served as Chairman and Chief Executive Officer of the Blish-Mize Company, Atchison, Kansas, since 1982. Blish-Mize is a wholesale distribution company. He brings extensive board and governance experience, developed through his more than 20 years on the Company’s Board as well as through lengthy service on the Company’s audit committee. Mr. Mize also has significant Chief Executive Officer and operations experience, and marketing expertise, as leader of a privately-held century-old distribution business.

Kris A. Robbins

Mr. Robbins served as Chairman of the Security Benefit Corporation and its companies from January 2006 until his retirement in February 2010, and as Chief Executive Officer of such company from January 2001 until his retirement in February 2010. Security Benefit Corporation and its affiliates provide annuities, mutual funds, exchange traded funds, retirement plans, and business processing services throughout the United States. Since his retirement from Security Benefit, Mr. Robbins became the founding principal and owner of KARobbins LLC, which provides private equity, angel investment and advisory services. He advises SuDoKu PDQ and serves on its Board, and has been asked to serve as a director on the boards of Compliance Assurance Corp. (PA), and Key Health Group (CA) for his financial and industry competence. Mr. Robbins brings financial literacy skills developed through education and professional experience in accounting and financial management. In addition, he has significant experience and knowledge relating to operations and investments gained from his leadership of a large financial services business which had significant growth and changes in products including insurance and mutual funds. Mr. Robbins has specialized industry knowledge in areas of investments and insurance; he has served on the Board’s Audit Committee, with the status of an Audit Committee Financial Expert, and currently serves on the Board’s Compensation Committee and Audit Committee.

Thomas D. Sanders

Mr. Sanders has served as Chairman of the Board of Directors of MMC Corp., a construction holding company, from 1991 through 2002, and from January 2010 through the present. He served as Chief Executive Officer of such company from 1991 through January 2003, and as Board Consultant/Strategic Planning of that company from 2005 through 2010. Prior to that he served as Chairman of the Board, President and CEO of Midwest Mechanical Contractors, Inc., one of MMC Corp.’s operating companies. Mr. Sanders has significant leadership experience managing the growth of a multi-state group of construction companies. He has extensive board governance experience through his lengthy tenure on the Company’s Board and Compensation Committee, as well as his experience on numerous civic, industry and private company boards. He brings to the Board specialized knowledge of the construction industry, including risk assessment and mitigation, project planning, budgeting and forecasting.

L. Joshua Sosland

Mr. Sosland has served as Vice President of Sosland Companies, Inc., located in Kansas City, Missouri, since 1993. Established in 1922, the Sosland Companies are primarily engaged in trade publications for the baking, flour milling and food processing industries. Mr. Sosland has also served as editor of “Milling & Baking

News” since 2000. Mr. Sosland contributes significant investment experience and expertise, as well as board and governance expertise, with 12 years of service on the Company’s Board of Directors, including several years as a member of the UMB Bank n.a. Trust Policy Committee. The economic analytical skills developed from his formal education (A.B. Economics from Harvard College), as well as his publishing experience covering and analyzing the food processing industry enable him to provide valuable analysis of investment and acquisition activities. Through his many years of service on, and leadership of, the Board’s Compensation Committee, Mr. Sosland has detailed knowledge of the development and implementation of the Company’s executive incentive compensation plans.

Paul Uhlmann III

Mr. Uhlmann has served as President of The Uhlmann Company, Kansas City, Missouri, since 1997. The Uhlmann Company is a grocery products company. He brings to the Board operations experience and business analytical skills, both from his formal education (MBA, University of Chicago 1975), and through his management of a privately-held food manufacturing and distribution company. He has extensive governance and board experience, with 10 years of service on the Company’s Board of Directors and its Governance Committee. Mr. Uhlmann also contributes valuable community relations skills through his leadership of community social and philanthropic organizations.

Thomas J. Wood III

Mr. Wood, a first cousin to J. Mariner Kemper and Alexander C. Kemper, serves as General Partner, Wood Family Partnerships. From 1997 through March 2005, he served as Chairman of the Board of American West Medical Company, a distribution, sales and marketing company of medical supplies. From 1988 through 1995 he served as Chief Executive Officer of Golden Harvest, Inc., a manufacturing company headquartered in Chicago, Illinois. Mr. Wood brings to the board leadership skills developed through his management as Chief Executive Officer of a distribution company. He also brings extensive governance and board experience arising from his ten years on the Company’s board of directors, and marketing and investment expertise.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE ABOVE—NAMED NOMINEES.

PROPOSAL # 2: RATIFICATION OF SELECTION OF

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee selected and engaged Deloitte & Touche LLP as independent public accountants to examine and audit the consolidated financial statements of the Company for the fiscal year 2011. The Board is recommending that the shareholders ratify such engagement. Notwithstanding the Audit Committee’s initial selection and engagement and the shareholders’ ratification of such engagement, however, the Audit Committee shall be specifically authorized to retain another independent auditing firm at any time during the year if the Audit Committee feels that such change would be in the best interest of the Company. Deloitte & Touche LLP has served as the Company’s auditors continuously since 1982. The Audit Committee has considered whether any other relationships, including without limitation, whether Deloitte & Touche LLP’s provision of the different types of services described in the schedule below, were compatible with the maintenance of Deloitte & Touche LLP’s independence, and the Audit Committee has concluded that such relationships are compatible with the maintenance of its independence. If the Company’s shareholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee will consider the shareholders’ action in deciding whether to appoint Deloitte & Touche LLP as the Company’s independent auditor for 2012.

The Audit Committee has not established pre-approval policies and procedures for the engagement of auditor services. All auditor services are approved by the Audit Committee.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement. They will also be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION AND RETENTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

Principal Accounting Firm Fees

Aggregate fees billed to the Company for the fiscal years ending December 31, 2010, and 2009 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”):

	Fiscal years ended December 31,
	2010		2009
Audit fees	$789,775		746,000
Audit related fees	$4,000	(1)	–0–
Tax Fees	–0–		–0–
All other fees	–0–		$37,310	(2)

Total fees	$793,775		$783,310

(1) Regulatory compliance procedures for UMB Financial Services, Inc. (2) Accounting research relating to a potential acquisition

PROPOSAL #3—ADVISORY VOTE (NON-BINDING) ON APPROVAL OF

EXECUTIVE COMPENSATION

Reason for Advisory Vote

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 Act (the “Dodd-Frank Act”), requires that the Company seek a non-binding advisory vote from its stockholders to approve the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in this Proxy Statement. The proposal gives the shareholders the opportunity to endorse or not endorse the Company’s executive pay program through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Effect of Vote

This advisory vote to approve executive compensation to the named executive officers is non-binding. The approval or disapproval of this proposal by shareholders will not require the Board of Directors or the Compensation Committee to take any action regarding the Company’s executive compensation practices. The final decision on the compensation and benefits of the Company’s named executive officers and on whether, and if so, how, to address any shareholder disapproval remains with the Board of Directors and the Compensation Committee. The Board of Directors believes that the Compensation Committee is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in the best interest of the Company and its shareholders. The Board of Directors does, however, value the opinions of the Company’s shareholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board of Directors and Compensation Committee will carefully consider the outcome of the advisory vote on executive compensation and those opinions when making future compensation decisions.

2010 Business Highlights

During 2010, financial services companies, including the Company, continued to face economic challenges because of the general economic downturn, a low interest rate environment and increased regulation arising from the Dodd-Frank Act, among other things. Despite these challenges, the Company emerged from this difficult period with solid financial performance for the year. The Company’s significant 2010 accomplishments include continuation of its growth of fee-based operations to help diversify sources of revenues and reduce the Company’s exposure to interest rate changes; loan growth of 6.2% and deposit growth of 11.4%; a 9.6% growth of average earning assets over the prior year; and the successful consummation of acquisitions designed to increase the Company’s fee businesses and credit card portfolio. The Compensation Committee believes that the Company’s executive compensation programs are designed to encourage continued strong performance and are consistent with the Compensation Committee’s stated philosophy of “paying for performance”.

Highlights of the Company’s Compensation Programs

Please read the “Compensation Discussion and Analysis” (CD&A) beginning on page 19 of this Proxy Statement, for details about the Company’s executive compensation programs and the objectives of each component of compensation. The executive compensation programs are designed to attract, motivate, and retain the named executive officers, who are critical to the Company’s success, and are employed at will. In order to continue serving as a member of the executive team, each Executive must demonstrate outstanding personal performance. A significant percentage of their total compensation is comprised of long-term incentive awards, which are subject to long-term vesting and/or performance of benchmarks.

The Compensation Committee periodically reviews the Company’s compensation programs for named executive officers to ensure that such programs achieve the desired goals of aligning the Company’s executive compensation structure with the shareholders’ interests. The Compensation Committee has, over the last five years, made the following changes, among others, in the Company’s compensation practices and policies:

•	Worked with an independent compensation consultant to develop analytical tools, such as a tally sheet and walk-away analysis, for the annual Executive compensation review process;

•

Approved and adopted a “clawback” policy to recoup incentive compensation paid to executives where there is a subsequent determination that the financial or other performance standards used in determining such compensation was erroneous or incomplete, or where the Executive receiving such compensation is found to have engaged in illegal, dishonest, fraudulent or intentional misconduct that enabled them to receive a greater level of compensation than they would otherwise have received;

•	Implemented stock ownership guidelines to help assure that the Executives’ interest in the Company’s stock price is aligned with that of all other shareholders;

•	Amended the Compensation Committee’s charter to provide that it periodically review factors bearing on the independence of any independent compensation consultant retained by it;

•

Amended the Compensation Committee charter to require an annual review of the Company’s incentive-based compensation programs to determine whether they comply with the recommendations set out in the “Guidance on Sound Incentive Compensation Policies” released by the Company’s primary bank regulatory agencies on June 21, 2010, and that such programs (i) contain an appropriate balance of risk and financial result, (ii) do not encourage employees to expose their organization to imprudent risk, (iii) are subject to appropriate and effective controls and risk-management , and (iv) are subject to strong corporate governance, including oversight by the organization’s board of directors.

The Compensation Committee will continue to review and analyze the Company’s compensation policies and practices and modify them as necessary to reflect the Company’s performance and competition conditions. Based on the above, the Company requests that its stockholders indicate their support for the Company’s compensation policies and practices by voting in favor of the following resolution

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ABOVE RESOLUTION EXPRESSING APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES, AND NARRATIVE DISCUSSION

PROPOSAL # 4—FREQUENCY ON VOTES ON APPROVAL OF EXECUTIVE COMPENSATION

Reason for Advisory Vote

Pursuant to Section 14A of the Exchange Act, at least once every six years the Company is required to submit for shareholder vote a non-binding resolution to determine whether the required periodic advisory shareholder vote on executive compensation should occur every one, two, or three years. Although the Board has set forth below its recommendation on this proposal, your vote is not to approve or disapprove the Board of Directors’ recommendation. You have four choices on this proposal: every year, every two years, every three years, or you may abstain from voting.

Effect of Vote

The voting frequency option that receives the highest number of votes cast by shareholders will be deemed to be the frequency of advisory votes on executive compensation that has been selected by the shareholders. The vote, however, on the proposal is non-binding. Shareholder selection of a one, two, or three-year frequency option will not require the Company to implement an advisory vote on executive compensation every one, two, or three years. The final decision on the frequency of the required advisory vote on executive compensation remains with the Board and its Compensation Committee. The Board of Directors values the opinions of the Company’s shareholders as expressed through their votes and other communications. Although the resolution is non-binding, the board of directors and Compensation Committee will carefully consider the outcome of the frequency vote and other communications from shareholders when making future decisions regarding the frequency of say-on-pay votes.

Board Recommendation

After careful consideration of the various arguments supporting each frequency level, the Board believes that submitting the advisory vote on executive compensation should occur every three years (a triennial basis). The Board believes that once every three years is appropriate for the Company and its shareholders at this time because the Company’s executive compensation programs and policies are designed to reward long-term growth and performance. The Board believes that it would be difficult to assess the linkage between pay and performance on an annual basis, and that a vote every three years will provide adequate time to evaluate the effectiveness and appropriateness of the Company’s multi-year programs. Moreover, a three-year period will enable the Company to engage shareholders and respond to feedback delivered in such advisory votes. The Company has not received any criticisms or concerns over its executive compensation practices or policies from institutional shareholders or from proxy voting services, and the Company believes that a three-year frequency is appropriate given its circumstances and needs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR HOLDING THE ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS

PROPOSAL #5—APPROVAL OF AMENDMENTS TO THE UMB FINANCIAL

CORPORATION LONG-TERM INCENTIVE COMPENSATION PLAN

The Company is proposing, for shareholder approval, certain amendments to the UMB Financial Corporation Long-Term Incentive Compensation Plan (the “Long-Term Plan”) that were adopted, subject to shareholder approval, by the Board of Directors at its January 25, 2011 meeting. Approval of the amendments requires the affirmative vote of a majority of the shares present and entitled to vote and represented at the Company’s Annual Meeting. A copy of the amended and restated Long-Term Plan is included in this Notice and Proxy Statement, as Appendix A.

If the shareholders approve, the amended Long-Term Plan will become effective for all award grants made on or after April 26, 2011. Whether or not shareholder approval is received, in no event will awards made before April 26, 2011, be affected by any of the proposed amendments. If the shareholders do not approve, the proposed amendments will not be effective, which means, among other things, that the awards granted on or after April 26, 2011 will not contain any feature or right that is the subject of these amendments, and the maximum number of shares currently eligible to be granted under the Long-Term Plan will not be increased.

OVERVIEW

In 2005, the shareholders approved the Long-Term Plan. The purpose of the Long-Term Plan is to provide a means by which Directors and selected employees may be given an opportunity to benefit from the Company’s increased financial performance by granting of stock options and restricted stock. In 2008, the shareholders approved an amendment to the Long-Term Plan that, among other changes, (i) increased the maximum number of shares of the Company’s common stock that can be awarded under the Long-Term Plan from 1.2 million to 2 million and increased the maximum number of such shares that can be awarded as restricted stock from 400,000 to 800,000, (ii) permitted the granting of awards by the Compensation Committee outside of an annual program, (iii) permitted the Compensation Committee to include in restricted stock award agreements, provisions such that awards will become fully or partially vested upon an award holder’s termination from employment on account of death, disability or the participant’s qualified retirement, (iv) prohibited the repricing of outstanding stock options granted under the Long-Term Plan unless the repricing is approved by the shareholders and (v) added additional potential performance goals under the Long-Term Plan pursuant to which performance-based restricted stock would qualify for the performance-based compensation exception to Section 162(m) of the Code (which limits deductible compensation to $1 million for the certain top executive officers employed at the end of the year).

The Board of Directors believes that the Long-Term Plan has been successful, but that it should be amended to increase the number of shares authorized to be issued and to make other changes described below.

CHANGES CAUSED BY AMENDMENTS

A summary of the Long-Term Plan, as amended, is set out below. The changes that the amendments will make to the current form of the Long-Term Plan are:

•

Increasing the maximum number of shares of the Company’s common stock that can be awarded under the Long-Term Plan from 2 million to 5.25 million (an increase of 3.25 million shares) and increasing the maximum number of such shares that can be awarded as restricted stock from 800,000 to 1.2 million (an increase of 400,000 shares).

•	Restricting the maximum term of stock options granted under the Plan to 10 years from an option’s date of grant.

As of March 3, 2011, there were 91,990 shares of the Company’s common stock still available for grants under the Long-Term Plan. Accordingly, with an increase of the proposed 3.25 million shares, there will be a total of approximately 3,341,990 shares (plus any shares subject to awards that ultimately are forfeited or subject to options that are never exercised) remaining available for grants under the Long-Term Plan. This represents approximately 8.24% of the Company’s current total outstanding shares. As of March 3, 2011, all of the 91,990 remaining shares available for grants are available for grants of restricted stock. Accordingly, with an increase of the proposed 400,000 of additional shares available for restricted stock grants, up to 491,990 shares will be available for restricted stock grants. (All shares of restricted stock count against the proposed new 5.25 million share reserve.)

Also, at its January 25, 2011 meeting, the Directors amended and froze the UMB Financial Corporation 2002 Incentive Stock Option Plan such that no shares of Company stock shall thereafter be available for grants under the 2002 Plan. Existing awards granted under the 2002 Plan will continue in accordance with their terms and the 2002 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL

The following is a summary of the principal features of the Long-Term Plan, as amended. This summary does not discuss every aspect of the Long-Term Plan. We urge you to carefully read the full text of the Long-Term Plan contained in Appendix A of this proxy statement. The Company will provide without charge a copy of the Long-Term Plan document to any shareholder who requests a copy.

SUMMARY OF LONG-TERM PLAN

Material Features of the Long-Term Plan

General. The Long-Term Plan permits the grant of stock options and shares of restricted stock. Shareholder approval of the Long-Term Plan, among other things, is intended to (1) comply with applicable securities law requirements, and (2) permit the performance-based awards discussed below to qualify for deductibility under section 162(m) of the Code. Individuals eligible to receive awards and grants under the Long-Term Plan include the Company’s (and its subsidiaries) employees, officers and directors. Directors and any employee of the Company that may be selected by the Compensation Committee for participation are eligible to participate in the Long-Term Plan. For 2011, 14 directors and 289 officers have been selected by the Compensation Committee to receive awards under the Long-Term Plan. The number of employees and directors eligible to receive awards under the Long-Term Plan may increase or decrease in future years as determined by the Compensation Committee.

The Long-Term Plan allows the Compensation Committee to grant to selected eligible Company employees (i) options to purchase shares of Company common stock (“Stock Options”) and (ii) shares of Company common stock, subject to certain forfeiture restrictions and restrictions on transferability (“Restricted Stock”). As explained more fully below, Restricted Stock granted under the Long-Term Plan may be “Service-Based Restricted Stock”, which vests over a period of time based on the eligible employee’s continued years of service with the Company and/or “Performance-Based Restricted Stock”, which vests based both on the eligible employee’s continued years of service with the Company and the achievement of one or more Company performance goals. No cash consideration is paid by an eligible employee at the time he or she receives a grant of one or more Stock Options or shares of Restricted Stock.

Non-Employee Director Awards. The Long-Term Plan permits issuance of shares of Company common stock to non-employee directors as a component of such directors’ compensation for their service on the Board. Each year, the Compensation Committee will set a dollar amount of shares that can be issued to a non-employee director for the year. For each calendar quarter during which the individual serves as a director, he or she will be entitled to 25% of the total amount of the award for the year. Shares of Company common stock will be awarded without payment for the shares by the director, and will be nonforfeitable and transferable.

Eligibility. Only those employees and directors that are selected by the Compensation Committee to receive awards under the Long-Term Plan are eligible to participate in the Long-Term Plan. The employees who receive Stock Options or Restricted Stock in one particular year may differ from those who receive such awards for other years.

Shares Subject to Long-Term Plan and Annual Limitation on Benefits. The total amount of shares of Company common stock reserved under the Long-Term Plan is 5,250,000 shares. Of this total, no more than 1,200,000 shares can be awarded as Restricted Stock.

No one eligible employee may receive more than $1,000,000 in benefits under the Long-Term Plan during any one fiscal year, taking into account the value of all Stock Options and Restricted Stock received during such fiscal year. In determining this $1,000,000 annual cap on Long-Term Plan benefits (i) the value of Stock Options shall be determined as of the date of grant using valuation models acceptable under tax, accounting and other regulatory rules (e.g., Black-Scholes option valuation model) and (ii) the value of shares of Restricted Stock shall be determined based on the fair market value on the date of grant.

Terms of Awards. Subject to the terms of the Long-Term Plan and as memorialized in the applicable stock award agreement under which eligible employees receive awards, the amount of such awards and the specific terms of the awards will be determined by the Compensation Committee. The Compensation Committee will generally make decisions regarding such above mentioned awards by following the terms of certain incentive compensation “programs” which will be established from time to time by the Compensation Committee. These compensation programs will establish many of the parameters governing which employees will receive what types of awards (e.g., Options, Service-Based Restricted Stock or Performance-Based Restricted Stock), whether, and at what time(s), such awards are exercisable (in the case of Stock Options) or no longer subject to a risk or forfeiture (in the case of Restricted Stock). In connection with the initiation of a new compensation program, the Compensation Committee will establish performance goals (a listing of the possible performance criteria for such goals is set forth below) for determining whether certain performance-based awards vest or become payable. Under these programs, the Compensation Committee will also establish the maximum dollar value of benefits that can be granted to an eligible employee during a particular fiscal year. Such maximum amount will be generally being expressed as a percentage of the eligible employee’s base salary for the applicable year. The maximum value of benefits may, and very likely will, be different for different employees and may change from one year to the next. In addition to granting awards pursuant to a program, the Compensation Committee may grant awards outside of a program from time to time as the Compensation Committee determines is appropriate.

Stock Options. Under the Long-Term Plan, the Compensation Committee may grant Stock Options to purchase the common stock of the Company. All stock options granted under the Long-Term Plan are non-qualified. We will not receive any cash consideration for issuing the Stock Options, but will receive payment from the eligible employees for the stock upon exercise of the Stock Options. The number of shares subject to Stock Options granted in any year will be determined by the Committee. The total number of shares subject to Stock Options will be taken from the 5,250,000 shares of stock reserved for the Long-Term Plan. In no event may the term of a Stock Option exceed ten years from the Stock Option’s date of grant.

The exercise price to purchase a share of Company common stock subject to a Stock Option will be equal to the fair market value of a share of Company common stock on the Option’s date of grant. The Long-Term Plan has a ten-year limit on the exercise period; provided, however, that a Stock Option may not be exercised after termination of employment except for limited periods in the case of disability, death or retirement. To the extent otherwise exercisable, a Stock Option, or a portion thereof, may be exercised through the payment by the optionee of the Option Price at the time the Stock Option is exercised. All outstanding Options become 100% exercisable upon the occurrence of a “change in control” (as defined under the Long-Term Plan) and, depending upon the particular terms of the applicable Stock Award Agreement, the exercisability of a Stock Option may also be accelerated in the event of a disability (as defined under the Long-Term Plan), death and/or the optionee’s “qualified retirement” (also defined under the Long-Term Plan).

Restricted Stock. Under the Long-Term Plan, the Company may grant Restricted Stock. Generally, the Company will not reserve any cash consideration for granting shares of Restricted Stock. A share of Restricted Stock is a share of Company common stock that is both subject to a substantial risk of forfeiture and nontransferable until certain specified conditions are satisfied. There are two types of Restricted Stock that can be granted under the Long-Term Plan: Service-Based Restricted Stock and Performance-Based Restricted Stock. Service-Based Restricted Stock will vest (i.e, become nonforfeitable and transferable) based on the eligible employee’s continued years of service with us. Performance-Based Restricted Stock will vest based on both the eligible employee’s continued years of service with the Company and on the satisfaction of one or more pre-established performance goals (set forth below). In the event of a Change in Control, (i) all Service-Based Restricted Stock will become fully vested and (ii) an eligible employee’s unvested Performance-Based Restricted Stock will vest to the extent the applicable performance goals with respect to such Stock have been met (i.e., future service will not be required). If, in the event of a Change in Control, the applicable performance goals have only been partially met (as determined by the Compensation Committee), then the eligible employee shall be vested in only a pro-rata portion of such Performance-Based Restricted Stock based on the percentage of such performance goals that have been satisfied as of the date of the Change in Control. The Compensation Committee may include in any Restricted Stock Award Agreement provisions providing for an acceleration (either full or partial) of the award’s vesting status upon the holder’s termination of employment due to death, disability or qualified retirement.

Performance Criteria. The Long-Term Plan provides that the performance goals for Performance-Based Restricted Stock will be based on one or more of the following criteria: (1) earnings; (2) growth or rate of growth; (3) net income or loss; (4) reduction in expense levels; (5) operating and maintenance cost management and employee productivity; (6) shareholder returns (on assets, investments or equity); (7) return measures; (8) growth or rate of growth measures; (9) share price; (10) strategic business criteria ( e.g., specified revenue, market share production volume levels); and (11) achievement of business or operational goals such as market share and/or business development. These performance criteria may be on an aggregate or per share basis or on a pre-tax or post-tax basis; may relate to the Company as a whole or to any of its subsidiaries, operating divisions or other operating units; and may provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss or like matters. To the extent permitted under section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Compensation Committee may designate additional performance criteria on which the Performance-Based Restricted Stock may be based or adjust, modify, or amend the aforementioned business criteria.

Amendments to Long-Term Plan. The Long-Term Plan cannot be amended without the approval of the shareholders if the amendment would (i) increase the total number of shares of the Company’s common stock available for grants under the Plan, (ii) materially increase benefits accruing under the Long-Term Plan, or

(iii) materially modify the requirements for participation in the Long-Term Plan. Accordingly, the Company cannot amend the Long-Term Plan, without shareholder approval, to increase the total number of shares reserved under the Long-Term Plan to increase the maximum amount of benefits which can be paid under the Long-Term Plan to one eligible employee during a single fiscal year ($1,000,000), or to change the performance goals which can be used for Performance-Based Restricted Stock. The Long-Term Plan can be amended by the Compensation Committee to alter the allocation of benefits between persons and groups of persons without shareholder approval

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the Long-Term Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Nonqualified Options. In general, an optionee does not recognize taxable income upon the grant of nonqualified stock options. Upon the exercise of such an option, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the nonqualified stock options on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the option.

Restricted Stock. A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, unless an election is made as described in the next paragraph, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income recognized is equal to the fair market value of the shares less the cash, if any, paid for the shares. Unless the below described election is made, dividends paid on shares of restricted stock, if any, will be treated as ordinary compensation income and not be eligible for any preferential tax treatment that may otherwise be afforded to qualifying corporate dividends. To the extent that cash dividends paid on restricted stock are applied toward the purchase of additional shares of restricted stock, additional ordinary income will be recognized at the time such additionally received shares first become freely transferable or no longer subject to a substantial risk of forfeiture.

A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award. Any such election must be filed with the Internal Revenue Service within 30 days of the date of grant. Future appreciation on the shares or the restricted stock will be taxed as capital gains when the shares are sold. However, if after making such an election, the shares of restricted stock are forfeited, the participant will be unable to claim any loss deduction.

The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

Other Information

Code Section 409A. Awards granted under the Long-Term Plan are intended to either be exempt from Code Section 409A or intended to meet the requirements of this section of the Code.

Long-Term Plan Benefits. The following table sets forth information regarding the benefits that certain executive officers and groups of executive officers have received through grants under the Long-Term Plan made on February 18, 2011 that will be subject to the Long-Term Plan as amended by the proposed amendments (if such amendments are approved by the Shareholders).

UMB FINANCIAL CORPORATION LONG-TERM INCENTIVE COMPENSATION PLAN

Name and Position	Number of Shares of Restricted Stock	Dollar Value of Shares ($)	Number of Options
J. Mariner Kemper	9,583	$399,706	22,122
Michael D. Hagedorn	3,490	$145,568	8,057
Peter J. deSilva	8,726	$363,961	20,143
Clyde F. Wendel	2,808	$117,122	6,483
Dennis R. Rilinger	2,298	$95,850	5,306
Executive Group	47,908	$1,998,243	108,550
Non-Executive Officer Employee Group	73,911	$3,082,828	128,786

Because it is presently unknown whether the service-based vesting requirements and performance-based vesting requirements will be satisfied, the amounts reflected in the above table are subject to change. The table assumes that all service-based vesting requirements and performance-based vesting requirements are satisfied. The shares are valued as of February 18, 2011, at a price of $41.71 and the options have an exercise price of $41.71.

The closing price of the Company’s Common Stock as reported on the Nasdaq Global Select Market for March 3, 2011, was $39.84.

If approved by the Shareholders, the amended Long-Term Plan would become effective for all awards granted on or after April 26, 2011. If the Company’s shareholders do not approve the amended Long-Term Plan, the current version of the Long-Term Plan (as most recently amended and restated and approved by shareholders on April 22, 2008) will continue. All awards granted under the Long-Term Plan and the shares underlying such awards have been registered by a Form S-8 filed with the U.S. Securities and Exchange Commission on May 19, 2005 and a Form S-8 filed on August 17, 2009. If the proposed amendments to the Long-Term Plan are approved by the Company’s shareholders, an amended Form S-8 registration statement will be filed with the Securities and Exchange Commission.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” AMENDMENTS TO THE UMB FINANCIAL CORPORATION LONG-TERM PLAN

PROPOSAL #6—SHAREHOLDER PROPOSAL

Gerald R. Armstrong of 910 Sixteenth Street, No. 412, Denver, Colorado 80202-2917, owner of 92 shares of the Company’s common stock, has notified the Company that he intends to present a proposal for consideration at the Annual Meeting. As required by the Exchange Act, the text of the shareholder proposal and supporting statement appear as submitted to the Company by Mr. Armstrong. The Board and the Company accept no responsibility for the contents of the proposal or the supporting statement. The Board recommends a vote against the proposal for the broader policy reasons set forth below.

Shareholder Proposal:

Shareholder Resolution:

That the shareholders of UMB FINANCIAL CORPORATION request its Board of Directors to take the steps necessary to eliminate classification of terms of its Board of Directors to require that all Directors stand for election annually. The Board declassification shall be completed in a manner that does not affect the unexpired terms of previously-elected Directors.

Shareholder Supporting Statement:

17,508,049 shares, 48.91% of shares voted, worth $740,240,311.72 on the date of the meeting wre [sic] voted in favor of this proposal in last year’s annual meeting. Slightly higher percentages were voted in its favor in the 2008 and 2009 annual meetings.

Shares voted against the proposal included a significant number of shares on unmarked proxies.

The current practice of electing only one-third of the directors for three-year terms is not in the best interest of the corporation or its shareholders. Eliminating this staggered system increases accountability and gives shareholders the opportunity to express their views on the performance of each director annually. The proponent believes the election of directors is the strongest way that shareholders influence the direction of any corporation and the Company’s corporation should be no exception.

As a professional investor, the proponent has introduced the proposal at several corporations which have adopted it. In others, opposed by the board of management, it has received votes in excess of 70% and is likely to be reconsidered favorably.

The proponent believes that increased accountability must be given the Company’s shareholders whose capital has been entrusted in the form of share investments especially during these times of great economic challenge.

Arthur Levitt, former Chairman of The Securities and Exchange Commission said, “In my view, it’s best for the investor if the entire board is elected once a year. Without annual election of each director, shareholders have far less control over who represents them.”

While management may argue that directors need and deserve continuity, management should become aware that continuity and tenure may be best assured when their performance as directors is exemplary and is deemed beneficial to the best interests of the corporation and its shareholders.

The proponent regards as unfounded the concern expressed by some that annual election of all directors could leave companies without experienced directors in the event that all incumbents are voted out by shareholders.

In the unlikely event that shareholders do vote to replace all directors, such a decision would express dissatisfaction with the incumbent directors and reflect the need for change.

If you agree that shareholders may benefit from greater accountability afforded by annual election of all directors, please vote “FOR” this proposal.

Board of Directors’ Statement in Opposition:

The Board has seriously considered the proposal to de-classify the Board and require annual election of all of the Company’s directors. After careful consideration, the Board strongly believes that this proposal is NOT in the best interests of the Company or its shareholders and recommends that the shareholders vote AGAINST this proposal.

Mr. Armstrong presented substantially identical proposals at the Company’s 2008, 2009 and 2010 annual meetings. A majority of the Company’s shareholders rejected the proposal at each of those meetings. For the reasons set forth below, we continue to believe that the classified board structure provides significant benefits to the Company’s shareholders.

The Corporate Governance Committee, composed entirely of independent directors, regularly considers and evaluates a broad range of corporate governance issues affecting the Company, including whether to maintain the Company’s current classified Board structure. In its most recent review and in connection with its review of this shareholder proposal, the governance committee considered the history of the classified Board system, industry practices and the arguments for and against a classified Board system. The Committee also considered, among other things, the current economic environment and its impact on financial institutions. After careful consideration, the committee concluded that the continuity and quality of leadership that results from a classified Board creates long-term shareholder value and is in the best interests of the Company and its shareholders. The Board opposes the proposal for the following reasons:

Accountability to Shareholders and Strong Corporate Governance. Mr. Armstrong’s assertion that the classified board structure diminishes a director’s accountability to Company shareholders is unfounded. Each director is required to uphold his fiduciary duties to the Company and its shareholders, regardless of the length of his term of service or the frequency of his standing for re-election. Shareholders already have a meaningful opportunity at each annual meeting of shareholders to communicate their views on the Board’s oversight of the management of the Company through the director election process. Accountability depends on the selection of responsible and experienced individuals, not on whether they serve terms of one year or three years.

Stability and Continuity. The classified Board structure is designed to provide stability, enhance long-term planning and ensure that, at any given time, there are directors serving on the Board who are familiar with the Company, its complex financial business, and its strategic goals. The classified Board structure also provides flexibility by requiring the annual election of one-third of the directors and a majority of the directors over a two-year period. Experienced directors who are knowledgeable about the Company’s complex financial business environment are a valuable resource and are better positioned to make decisions that are in the best interests of the Company and its shareholders. Staggered terms give the Company’s new directors an opportunity to gain knowledge about the Company’s business from its continuing directors. If all directors were elected annually, the Board could be composed entirely of directors who were unfamiliar with the Company and its business strategies. This could jeopardize the Company’s long-term strategies and growth plans. The Board believes that the Company’s current classified Board is prudent and necessary for the protection of all shareholders.

A classified Board also assists the Company in attracting and retaining highly qualified directors who are willing to commit the time and resources necessary to understand the Company, its operations and its competitive environment. The Board believes that agreeing to serve a three-year term demonstrates a nominee’s commitment to the Company over the long-term. Given the current corporate governance climate, in which many qualified individuals are increasingly reluctant to serve on public boards, the Company could also be placed at a competitive disadvantage in recruiting qualified director candidates if their Board service could potentially be only for a one-year period.

Enhances the Independence of the Board. The Board believes that electing directors to three-year terms, rather than one-year terms, enhances the independence of non-employee directors by providing them with a longer assured term of office, thereby insulating them from pressures from management or from special interest groups who might have an agenda contrary to the long-term interests of all shareholders. The Company’s current classified Board structure permits its directors to act independently and on behalf of shareholders without worrying whether they will be re-nominated by the other members of the Board each year. The freedom to focus on the long-term interests of the Company instead of on the re-nomination process leads to greater independence and better governance.

Protection against Certain Takeovers. The Board believes that its classified structure will provide valuable leverage to deliver shareholder value in a potential takeover. A classified Board structure encourages third parties to negotiate at arms’ length with the Board. Absent a classified Board, a potential acquirer could unilaterally gain control of the Company by acquiring or obtaining voting control over a sufficient number of shares of the Company’s common stock to replace the entire Board with its own nominees at a single annual meeting, and without paying a fair value to the Company’s other shareholders. Having a classified Board does not prevent unsolicited takeover attempts, but it empowers the incumbent Board to negotiate terms to maximize the value of the transaction to all shareholders.

Actions of Other Companies. Mr. Armstrong states that several companies now elect directors annually because of his efforts. Each of those companies made the decision to conduct annual director elections in light of its own particular financial and market circumstances. The Board does not blindly follow the trends of other companies. The fact that many large companies have taken steps to remove their classified boards is not, in the Board’s judgment, a persuasive reason for the Company to undertake the same initiative. According to the 2009 edition of the RiskMetrics Group Board Practices study, 50% of the companies comprising the Standard & Poor’s 1500 Index had classified boards, and 57% of mid-cap companies and 56% of small-cap companies still maintain classified boards.

Required Vote; Recommendation Only. The affirmative vote of the holders of a majority of shares of the Company’s common stock present in person or represented by proxy at the Meeting is required to approve this Proposal Number 6. Shareholders should be aware that this shareholder proposal is simply a request that the Board take the action stated in the proposal. Approval of this proposal may not result in the requested action being taken by the Board of Directors, and therefore, its approval would not necessarily effectuate the declassification of the Board of Directors.

THE BOARD RECOMMENDS YOU VOTE “AGAINST” PROPOSAL NO. 6. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “AGAINST” THIS PROPOSAL UNLESS OTHERWISE INSTRUCTED ON THE PROXY CARD.

OTHER MATTERS

The Board knows of no matters expected to be presented for consideration at the Annual Meeting that are not described herein. However, if other matters properly come before the meeting, persons named in the accompanying form of proxy may vote thereon in accordance with their best judgment, subject to and in accordance with the requirements set forth in Rule 14a-4(c) under the Exchange Act.

SHAREHOLDER PROPOSALS

Shareholder proposals must be received by the Company by November 18, 2011, to be considered for inclusion in the proxy materials of the Company for the 2012 Annual Meeting. The Company requests that such shareholder proposals be sent to the attention of the Corporate Secretary by certified mail-return receipt requested. In addition, the Company must receive notice of any shareholder proposal to be submitted at the 2012 Annual Meeting (but not required to be included in the Company’s proxy statement for that meeting) by February 1, 2012, or such proposal will be considered untimely pursuant to Rule 14a-5(e)(2) under the Exchange Act.

By Order of the Board of Directors

Dennis R. Rilinger
Secretary

March 17, 2011

Copies of the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available at the Company’s website at www.umb.com/aboutumb/investorrelations after they are filed with the SEC. A copy of the Company’s Annual Report on Form 10-K, as filed with the SEC, will be furnished without charge upon written request directed to: Corporate Secretary, UMB Financial Corporation, 1010 Grand Boulevard, Kansas City, Missouri 64106.

APPENDIX A

UMB FINANCIAL CORPORATION

LONG-TERM INCENTIVE COMPENSATION PLAN

(As Amended and Restated Effective April 26, 2011)

SECTION 1. ESTABLISHMENT AND PURPOSE

UMB Financial Corporation hereby amends and restates, effective April 26, 2011 the UMB Financial Corporation Long-Term Incentive Compensation Plan, as set forth herein, which was originally approved by the Company’s shareholders on April 25, 2005 (effective January 2, 2005) and subsequently amended, restated and approved by the Company’s shareholders on April 22, 2008 (effective January 22, 2008). The purpose of the Plan is to provide a means by which Directors and selected Associates may be given an opportunity to benefit from increased financial performance of the Company through the granting of (1) Nonstatutory Stock Options, (2) rights to acquire Service-Based Restricted Stock based on service with the Company and (3) rights to acquire Performance-Based Restricted Stock based on performance.

SECTION 2. DEFINITIONS

2.1 Affiliate: Any entity which is wholly owned by the Company or an Affiliate.

2.2 Associate: A person who is employed by the Company or an Affiliate.

2.3 Board: The Board of Directors of the Company.

2.4 Change in Control: For purposes of this Plan, a “Change in Control” shall occur if:

(1) Any Person (as defined herein) becomes the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the Company’s then outstanding voting securities (measured on the basis of voting power);

(2) The shareholders of the Company approve a definitive agreement to merge or consolidate the Company with any other corporation or entity, and the transaction contemplated by such agreement is consummated, other than an agreement providing for (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company’s then outstanding securities;

(3) A change occurs in the composition of the Board during any period of twelve consecutive months such that individuals who at the beginning of such period were members of the Board cease for any reason other than resignation to constitute at least a majority thereof at the end of such twelve-month period, unless the election, or the nomination for election by the Company’s shareholders, of each new director elected during such twelve-month period was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

(4) The shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets, and the transaction contemplated by such plan or agreement is consummated.

For purposes of this paragraph, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (w) the Company or any of its subsidiaries, (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (y) an underwriter temporarily holding securities pursuant to an offering of such securities, or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Company Stock.

2.5 Code: The Internal Revenue Code of 1986, as amended.

2.6 Compensation Committee: The Compensation Committee of the Company.

2.7 Company: UMB Financial Corporation.

2.8 Company Stock: Common stock of the Company.

2.9 Corporate Executive: A Participant who has been determined by the Compensation Committee as having substantial Company-wide responsibilities and who has been designated as a “Corporate Executive” by the Compensation Committee.

2.10 Continuous Service: Service with the Company or an Affiliate which is not interrupted or terminated. The Compensation Committee may determine, in its sole discretion, whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

2.11 Designated Executive: An Associate who has been designated by the Compensation Committee as an individual whose compensation is to be fixed exclusively by the Compensation Committee.

2.12 Director: A member of the Board of Directors of the Company.

2.13 Disability: Disability shall mean total and permanent disability within the meaning of Section 22(e)(3) of the Code.

2.14 Eligible Associate: An Associate who is eligible to participate in the Plan in accordance with Section 5.

2.15 Exchange Act: The Securities Exchange Act of 1934, as amended, and the regulations and interpretations promulgated thereunder.

2.16 Executive Committee: The Executive Committee of the Company.

2.17 Fair Market Value: The value of the Common Stock of the Company, determined as follows for any date:

(1) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq Global Select Market or the Nasdaq Global Market (formerly the Nasdaq National Market), the closing price,

regular way, of the security on such exchange, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was such a reported sale, in all cases, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(2) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Compensation Committee.

2.18 Nonstatutory Stock Option: An Option not intended to qualify as an Incentive Stock Option under Section 422 of the Code.

2.19 Option: A Nonstatutory Stock Option granted pursuant to the Plan.

2.20 Optionee: A person to whom an Option is granted pursuant to the Plan, or if applicable, such other person who holds an outstanding Option.

2.21 Participant: An Eligible Associate who is designated as a Participant under the Plan in accordance with Section 5.

2.22 Performance Standard: A Performance Standard as defined in Section 10.

2.23 Performance Period: The period of time specified by the Compensation Committee during which the specified Performance Standard is to be achieved.

2.24 Plan: The UMB Financial Corporation Long-Term Incentive Compensation Plan.

2.25 Qualified Retirement: Shall have the meaning ascribed to it in Section 7.11.

2.26 Restricted Stock: Common Stock of the Company issued subject to the restrictions for Service-Based Restricted Stock or Performance-Based Restricted Stock.

2.27 Restricted Stock Agreement: A written agreement between the Company and a holder of a Stock Award Agreement evidencing the terms and conditions of the issuance of Restricted Stock to a Participant. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan.

2.28 Rule 16b-3: Rule 16b-3 of the Exchange Act or any successor to the Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.29 Securities Act: The Securities Act of 1933, as amended.

2.30 Stock Award: Any right to receive an Option, any right to acquire Restricted Stock, or any right by a Director to receive a grant of Company Stock.

2.31 Stock Award Agreement: A written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

2.32 Stock Option Agreement: A written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant under a Stock Award. Each Stock Option Agreement shall be subject to the terms and conditions of the Plan.

SECTION 3. ADMINISTRATION

3.1 The Plan shall be administered by the Compensation Committee, unless the Compensation Committee delegates administration of the Plan, as provided in Section 14.

3.2 The Compensation Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(a) To establish annual Programs in accordance with the terms of this Plan, and to make awards not under a Program in accordance with the terms of this Plan, under whatever terms and conditions the Compensation Committee deems necessary or desirable in order to carry out the purposes of the Plan.

(b) To determine who is eligible under the Plan.

(c) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each stock Award shall be granted; what type of Stock Award shall be granted, the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares which shall be granted to each such person under a Stock Award.

(d) To construe and interpret the Plan and Stock Awards granted under it and any instruments or agreements relating to the Plan, and to establish, amend and revoke rules and regulations and standards and procedures for its administration. The Compensation Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or other instrument or agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(e) To amend a Stock Award as provided in Section 17.

(f) To determine the exercise price and the term of each Option.

(g) To determine the terms and conditions, this need not be identical, of each Option and each Stock Option Agreement.

(h) To determine whether, to what extent, under what circumstances, and by what method or methods an Option may be settled, exercised, canceled, forfeited or suspended.

(i) To determine the terms and conditions, which need not be identical, of each issuance of Restricted Stock and each Restricted Stock Agreement.

(j) To establish, amend, suspend or waive such rules and regulations and standards and procedures, and appoint such agents as it shall deem appropriate for the proper administration of the Plan.

(k) To make any other determination and take any other action that the Compensation Committee deems necessary or desirable for administration of the Plan.

3.3 All actions and all interpretations and determinations made by the Compensation Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Compensation Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board and Compensation Committee shall be fully protected by the Company with respect to any action, determination or interpretation.

SECTION 4. SHARES SUBJECT TO PLAN

4.1 Subject to the provisions of Section 16 relating to adjustments upon changes in stock, the aggregate number of shares of Company Stock reserved for delivery under the Plan pursuant to Stock Awards shall be Five Million Two Hundred Fifty Thousand (5,250,000) shares. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Company Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

4.2 The Company Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.3 The Company shall use its best efforts at all times during the term of this Plan, to reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority to issue and to sell, the number of shares of Company Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of its Common Stock hereunder shall relieve the Company of any liability in respect of failure to issue or sell Common Stock as to which the requisite authority has not been obtained.

4.4 Subject to the provisions of Section 16 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Service-Based Restricted Stock or Performance-Based Restricted Stock included in Stock Awards may equal but shall not exceed in the aggregate One Million Two Hundred Thousand (1,200,000) shares of the Company Stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without all shares of the Service-Based Restricted Stock, Performance-Based Restricted Stock which was part of such Stock Award having been earned and/or vested, such shares shall revert to and again become available to issue as either Service-Based Restricted Stock or Performance-Based Restricted Stock under this Plan.

SECTION 5. ELIGIBILITY AND PARTICIPATION

5.1 Eligible Associates shall be eligible to participate in the Plan if they are designated as a “Participant” by the Compensation Committee. The Compensation Committee will also identify each Eligible Associate that is being designated as a “Corporate Executive”, and retains the authority and discretion to change any such designation (or to designate an Eligible Associate as a Corporate Executive during the course of the Performance Period) if the principal responsibilities of such Eligible Associate change during the Performance Period.

5.2 A person appointed and acting as a Director of the Company shall be eligible to participate in the Director’s Stock Award Program in accordance with the provisions of Section 11.

5.3 No one eligible employee may receive more than $1,000,000 in benefits under the Plan during any one fiscal year taking into account the value of all Stock Options and Restricted Stock received during such fiscal year. In determining this $1,000,000 annual cap on Plan benefits (i) the value of Stock Options shall be determined as of the date of grant using valuation models acceptable under tax, accounting and other regulatory rules (e.g. Black-Scholes option valuation model) and (ii) the value of shares of Restricted Stock shall be determined based on the Fair Market Value on the date of grant.

SECTION 6. PROGRAMS

6.1 Each calendar year, the Compensation Committee may establish a Program under the Plan to be in effect for the year. The Compensation Committee will determine the number of shares of Common Stock to be awarded under the annual Program established under the Plan for such year, if any, including the number of shares to be awarded as Service-Based Restricted Stock, or Performance-Based Restricted Stock, the number of shares subject to Option and the number of Shares in the Directors Stock Award Program. The Compensation Committee shall designate the Associates allowed to participate in each annual Program. The Participants in a Program may differ from year to year. An Associate who has participated in an annual Program may or may not be selected to participate in a later Program. An Associate may be selected to participate in an annual Program even if the Associate did not participate in an earlier annual Program. Programs established in different years need not contain similar provisions.

6.2 Each annual Program will establish the total number of shares of Common Stock to be part of such Program for the year for each Eligible Associate and each Director. The number of shares available for a year may differ from the amount of shares available for prior years. The Compensation Committee shall have the discretion to establish different amounts of shares for different Eligible Associates based on different criteria, terms and conditions for different Eligible Associates.

6.3 Each annual Program will establish the terms and conditions under which the shares of Common Stock awarded to an Eligible Associate for the year must be earned by the Eligible Associate. Each annual Program will establish a vesting schedule for Service-Based Restricted Stock, a vesting schedule for Performance-Based Restricted Stock, and a vesting schedule for Options. Each of the foregoing vesting schedules may differ from the other vesting schedules, and may differ from vesting schedules established for prior years. Each annual Program will also establish Performance Standards which an Eligible Associate must meet in order to earn Performance-Based Restricted Stock. Performance Standards may differ among Eligible Associates, and may differ from Performance Standards established for prior years.

SECTION 7. OPTION PROVISIONS

7.1 An Eligible Associate selected by the Compensation Committee to receive a grant of Options not in connection with a Program or an Eligible Associate who participates in the Program for a particular year may receive a grant of Options, which shall be in such form and shall contain such terms and conditions as the Compensation Committee shall deem appropriate. A separate certificate or certificates will be issued for shares purchased on exercise of an Option or such shares may be registered in book entry registration with the Company’s direct registration service (DRS”). The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

7.2 Term. The Option must be exercised within the term stated in the Stock Award Agreement. In no event may the term of an Option exceed 10 years from the Option’s date of grant.

7.3 Price. The exercise price per share of Company Stock purchasable under an Option shall be determined by the Compensation Committee, provided however, that the exercise price shall not be less than one hundred (100%) percent of the Fair Market Value of a share of Company Stock at the time that the Option is granted, but in no account less than the par value of the share of Company Stock.

7.4 Time of Exercise. An Option to purchase a share of Company Stock may not be exercised until after the date on which the Option was granted and the date on which the Option on the share of Company Stock is vested. Except as provided in the Stock Option Agreement or Stock Award Agreement, an Option may be exercised in whole or in part at any time during its term. No Option may be exercised for a fractional share of Common Stock.

7.5 Consideration. The purchase price of Company Stock acquired pursuant to an Option shall be paid at the time the Option is exercised, to the extent permitted by applicable statutes and regulations, either (i) in cash or (ii) at the discretion of the Compensation Committee under one of the following alternatives:

(1) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in the Wall Street Journal, by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company’s reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its Fair Market Value on the date of exercise.

(2) Subject to applicable law and with the approval of the Company, by payment of the exercise price through the sale of Company shares acquired on exercise of the options through a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of the sale or loan proceeds sufficient to pay for such Company shares, together with, if requested by the Company, the amount of federal, state or local withholding taxes payable by the Optionee by reason of such exercise.

(3) In any other form of legal consideration that may be acceptable to the Compensation Committee.

7.6 Transferability. An Option may be transferable without consideration to the extent provided in the Stock Award Agreement, provided however, that if the Stock Award Agreement does not specifically provide for transferability, than such Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or by any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Compensation Committee as provided in Section 7.10 below, in a form satisfactory to the Compensation Committee, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

7.7 Vesting. The total number of shares of Company Stock subject to an Option shall vest and become exercisable as provided in the Stock Award Agreement. Notwithstanding the immediately preceding sentence, the shares of Company Stock subject to an Option shall be one hundred (100%) percent vested upon the occurrence of a Change in Control.

7.8 Termination of Continuous Service. If an Optionee’s Continuous Service terminates for any reason other than Disability, Death or Qualified Retirement, then if the Optionee has not exercised his or her Option as of the date of such termination or within the time specified in the Stock Award Agreement, the Option shall terminate and the shares covered by such Option such revert to and again become available for issuance under the Plan.

7.9 Disability of Optionee. If an Optionee becomes Disabled and his or her Continuous Service to the Company and its Affiliates ceases by reason thereof, all Options held by such Optionee may be exercised at any time within the one (1) year period following such cessation of Continuous Service by virtue of the Disability (to the extent that the Optionee was entitled to exercise the Options of the date of termination, provided however that a Stock Award Agreement may provide for the acceleration of exercisability in the event of Disability). If, at the date of cessation of Continuous Service, the Optionee is not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan no later than thirty (30) days following the date of termination. If, after cessation of Continuous Service, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

7.10 Death of Optionee. If an Optionee holding an Option which has not expired or terminated shall die, then the estate of such deceased Optionee, the person or persons to whom the Optionee’s rights under the Option were transferred by will or by the laws of descent and distribution, or the beneficiary designated by the Optionee in a written designation signed by the Optionee and filed with and approved by the Compensation Committee prior to the Optionee’s death may, at any time within six (6) months after the date of such death (whether or not the three (3) month or the one (1) year period, as the case may be, specified herein in the event of Qualified Retirement or Disability, if applicable, had commenced to run on the date of his or her death) exercise all such Options to the extent such Optionee was entitled to exercise such Options as of the date of the Optionee’s death, provided however, that a Stock Award Agreement may provide for the acceleration of exercisability in the event of death. Any such exercise shall be effected by written notice to the Company from the person entitled to exercise the Option and the person or persons giving the same shall furnish to the Company such other documents or papers as the Company may reasonably require, including without limitation evidence of the authority of such person or persons to exercise the Option and evidence satisfactory to the Company that any death taxes payable with respect to such shares have been paid or provided for. If, at the time of death, the Optionee was not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan no later than thirty (30) days following the date of termination. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

7.11 Qualified Retirement of Optionee. In the event an Optionee’s Continuous Service terminates after the Optionee has reached the age of at least sixty (60) years and has at least ten (10) years of service as an employee of the Company or any Affiliate (“Qualified Retirement”), all Options held by such Optionee may be exercised at any time within the three (3) month period following such Qualified Retirement to the extent that the Optionee was entitled to exercise the Options on the date of the Optionee’s Qualified Retirement, provided however that a Stock Award Agreement may provide for the acceleration of exercisability in the event of Qualified Retirement. If, at the date of such termination, the Optionee is not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan no later than thirty (30) days following the date of termination. If, after such termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

7.12 Rights Prior To Exercise of Option. An Optionee shall have no rights as a shareholder of the Company, including but not limited to rights to dividends, with respect to the shares of Common stock subject to Option until payment of the exercise price and delivery to the Optionee of such shares as provided herein.

7.13 Stock Option Agreements. Options granted pursuant to this Plan shall be evidenced by Stock Option Agreements and Stock Award Agreements in such form as the Compensation Committee shall from time to time provide. Such Stock Option Agreements and Stock Award Agreements shall contain the terms and conditions set forth in this Plan for such agreements, including but not limited to the following: (i) time and method of payment; (ii) number of shares of Company Stock to which the agreement pertains; and (iii) Option Term.

7.14 No Repricing of Options Unless Repricing Subject to Stockholder Approval. In no event may the Compensation Committee grant Options in replacement of Options previously granted under this Plan or any other compensation plan of the Company, or may the Compensation Committee amend outstanding Options (including amendments to adjust an Option price) unless such replacement or adjustment (i) is subject to and approved by the Company’s stockholders or (ii) would not be deemed to be a repricing under the rules of the New York Stock Exchange.

SECTION 8. RESTRICTED STOCK PROVISIONS

8.1 This Section 8 applies to all Restricted Stock issued under the Plan, including both Service-Based Restricted Stock and Performance-Based Restricted Stock.

8.2 Upon the execution of a Restricted Stock Agreement by a Participant, the Company, in its sole discretion, shall either issue a certificate or certificates for the shares of Restricted Stock in the name of the Participant (which certificates may be held in custody by the Company until the restrictions have lapsed) or register the shares of Restricted Stock in book entry registration with the Company’s direct registration service (“DRS”) with appropriate instructions relating to the nontransferablity and potential forfeitability of the Restricted Stock. The Participant shall thereupon be a shareholder of the Company with respect to all of the shares of Company Stock so certificated or registered until the restrictions thereon have lapsed, with the rights of a shareholder, including the right to vote the shares and receive all dividends and other distributions paid with respect to such shares, provided however, that the shares shall be subject to forfeiture and restrictions as indicated below. All Restricted Shares will be subject to restrictions (and where applicable, a legend stating) that such shares may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of except in accordance with the terms of the Plan, and each transfer agent shall be instructed to like effect in respect of such shares.

8.3 The Restricted Period with respect to Restricted Stock issued hereunder shall mean a period set forth in the Restricted Stock Agreement or Stock Award Agreement that begins on the date of issuance of shares of Restricted Stock and ends on the date that the restrictions in Section 9 or Section 10, as applicable, are satisfied. The restrictions set forth respecting such shares of Restricted Stock shall lapse at such time as the Restricted Period ends.

8.4 The restrictions to which Restricted Stock are subject shall be as set forth in the Restricted Stock Agreement or Stock Award Agreement and consistent with Section 9 for Service-Based Restricted Stock or Section 10 for Performance-Based Restricted Stock. Each Restricted Stock Agreement and Stock Award Agreement shall be in such form as the Compensation Committee shall deem appropriate and such form may be different with respect to separate grants to the same Participant or grants to different Participants. In addition, all shares of Restricted Stock, whether Service-Based Restricted Stock and/or Performance-Based Restricted Stock shall be subject to the following restrictions:

(1) Except as otherwise expressly provided in the Restricted Stock Agreement or Stock Award Agreement, during the Restricted Period, none of such shares may be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, and any attempt to do so shall be null and void.

(2) Except as otherwise expressly provided in the Restricted Stock Agreement or Stock Award Agreement, if a Participant’s Continuous Service with the Company or an Affiliate is terminated for any reason before the Restricted Period ends, the Participant shall forfeit any shares of Restricted Stock which have not been earned and are not one hundred (100%) percent vested at such time. Without limitation, the Compensation Committee may include in any or all future Stock Award Agreements and/or Restricted Stock Agreements, provisions providing for an acceleration (in full or partial) of vesting of Service Based Restricted Stock or Performance Based Restricted Stock, in the event of a termination of Continuous Service with the Company by reason of Death, Disability or Qualified Retirement of the recipient.

8.5 Any shares of Restricted Stock which are forfeited under the terms of this Plan shall revert to the Company and shall be available for re-issuance under this Plan at the decision of the Compensation Committee. Any certificate representing shares of Restricted Stock which have been forfeited shall be canceled, and any shares of Common Stock represented by such certificate which were not forfeited shall be reissued to the Participant under another certificate or certificates.

SECTION 9. SERVICE-BASED RESTRICTED STOCK

9.1 An Eligible Associate who is granted an award of Restricted Stock by the Compensation Committee not in connection with a Program or an Eligible Associate who participates in a Program established for a particular year may receive shares of Service-Based Restricted Stock, which shall be held by such Eligible Associate subject to the vesting schedule set forth in the Restricted Stock Agreement or Stock Award Agreement for the Eligible Associate between such person and the Company. Except as otherwise provided in the Restricted Stock Agreement or Stock Award Agreement, Service Based Restricted Shares will vest based on years of employment by the Company and/or any of its Affiliates beginning with the effective date of the Stock Award under which such shares were granted to the Participant. A Participant shall only receive credit for a year if the Participant provided a full year of Continuous Service to the Company and/or any of its Affiliates. An Eligible Associate must satisfy such vesting schedule in order to earn the right to own such shares free of the restrictions set forth herein. The vesting schedule may differ from one Restricted Stock grant to another, from one Program to another, and from one Eligible Associate to another. The shares held subject to such Agreement shall be referred to as Service-Based Restricted Shares.

9.2 Notwithstanding Section 9.1 above, all Service-Based Restricted Stock shall become one hundred (100%) percent vested upon a Change in Control.

9.3 At such time as an Eligible Associate is one hundred (100%) percent vested in such shares pursuant to the vesting schedule, they shall no longer be restricted and subject to the forfeiture and nontransferablity conditions imposed hereunder.

SECTION 10. PERFORMANCE BASED RESTRICTED STOCK

10.1 Performance Based Restricted Stock

(a) An Eligible Associate who is granted an award of Restricted Stock by the Compensation Committee not in connection with a Program or an Eligible Associate who participates in a Program established for a particular year may receive shares of Performance-Based Stock, which shall be held by such Eligible Associate subject to restrictions set forth in the Stock Award Agreement or Restricted Stock Agreement and which are based on Performance Standards. Upon satisfaction of the vesting requirements and the Performance Standards applicable to the respective Performance-Based Restricted Stock, such Stock shall no longer be subject to forfeiture and the restrictions shall be released and shall no longer apply. A Stock

Award of Performance Based Restricted Stock may, but need not, provide that upon the partial satisfaction of the specified Performance Standards during the Performance Period, a portion (proportionate or otherwise) of such Performance Based Restricted Stock shall be released from the forfeiture and transferability restrictions.

(b) The objective performance goals established by the Compensation Committee (the “Performance Standards”) shall be one or any combination of the following metrics, and which may be established on an absolute or relative basis for the Company as a whole or any of its subsidiaries, operating divisions or other operating units:

(i) Earnings (either in the aggregate or on a per-Share basis);

(ii) Growth or rate of growth in earnings (either in the aggregate or on a per-Share basis);

(iii) Net income or loss (either in the aggregate or on a per-Share basis);

(iv) Reductions in expense levels, determined either on a Company-wide basis or in respect of any one or more business units;

(v) Operating and maintenance cost management and employee productivity;

(vi) Shareholder returns (including return on assets, investments or equity);

(vii) Return measures (including return on assets or equity);

(viii) Growth or rate of growth in return measures (including return on assets or equity);

(ix) Share price (including attainment of a specified per-Share price during the Performance Period; growth measures and total shareholder return or attainment by the Shares of a specified price for a specified period of time);

(x) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; and/or

(xi) Achievement of business or operational goals such as market share and/or business development;

provided that applicable performance goals may be applied on a pre- or post-tax basis; and provided further that the Compensation Committee may, when the applicable performance goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss or like matters

(c) The Compensation Committee shall determine the specific standards to be used from one grant to another, from one Program to another and from one Eligible Associate to another. The respective Performance Standards for different Participants may contain one or more common Performance Standards, and one or more Performance Standards unique to the respective Participant. Performance-Based Restricted Stock also may be subject to a service-based vesting schedule subject to the same principles and conditions as described above in Section 9 with respect to Service-Based Restricted Stock. As specified in the Restricted Stock Agreement or Stock Award Agreement, an Eligible Associate must satisfy both the performance and service vesting conditions in order to earn the right to own such shares without restriction. The shares held subject to such Agreement shall be referred to as Performance-Based Restricted Shares.

(d) Notwithstanding Section 10.1(a) and (c) above, upon a Change in Control, a Participant’s Performance-Based Restricted Stock not yet vested, shall immediately vest to the extent that the Participant has met the Performance Standards established with respect to such Stock. If the Participant has partially but not totally met such Performance Standards, then the Participant shall be vested in and with respect to a pro-rata part of such Performance-Based Restricted Stock based upon the percentage of such Performance Standards which such Participant has met as of the date of the Change in Control, and a portion of the shares of Restricted Stock equal to the amount vested shall be released from the forfeiture provision and shall thereupon become free from any restrictions. The determination of the extent to which a Participant is entitled to vest in accordance with the terms of this section 10.1(d) shall be made by the Compensation committee in its sole discretion.

(e) If the Eligible Associate satisfies the applicable Performance Standards within the Performance Period and such Eligible Associate has also satisfied the service-based vesting schedule, if any, for such shares set forth in the Stock Award, the Eligible Associate shall be one hundred (100%) percent vested in such shares and they shall no longer be restricted.

SECTION 11. DIRECTOR STOCK AWARDS

11.1 The Compensation Committee shall establish a Directors Stock Award Program under which Directors of the Company may receive shares of Company Stock. Each year, the Compensation Committee shall determine the number of shares of Company Stock which may be granted to Directors during such year, if any. The number of shares of Company Stock to be issued in any year may differ from the number of shares issued in other years. The Compensation Committee may decide that no shares of Company Stock will be issued to Directors in any particular year.

11.2 In any year in which shares of Company Stock are issued to Directors in accordance with this Section 11, a Director shall be eligible to receive shares if the Director is validly appointed and acting as a Director of the Company during the year. The Compensation Committee will set the amount of an award to a Director at the beginning of the year. A person shall be entitled to twenty-five (25%) percent of such amount for each full calendar quarter during the year in which such person is validly appointed and acting as a Director of the Company. Shares of Company Stock awarded for all quarters of a year shall be issued to Directors at the end of the year. A Director who is eligible to participate in the Directors Stock Award Program shall cease to be eligible to participate immediately as of the date that such person ceases to be a Director. The Directors who are eligible for the Directors Stock Award Program for any calendar quarter may differ from the Directors who are eligible for the Program in any other calendar quarter.

11.3 All shares of Company Stock issued under the Directors Stock Award Program shall be issued without the payment of any consideration to the Company by any Director. All shares issued under a Directors Stock Award Program shall be immediately one hundred (100%) percent vested in the Directors to whom they were issued, and not subject to forfeiture for any reason.

11.4 Each Director who receives shares of Company Stock issued in a calendar quarter shall be treated the same and shall receive the same number of shares of Company Stock in such quarter as any other Director who receives shares in such quarter.

11.5 Notwithstanding anything else contained herein, the Directors Stock Award Program shall be administered solely by the Compensation Committee, and the administration of the Program shall not be delegated to the Executive Committee or any other person or entity.

SECTION 12. RESPONSIBILITIES OF THE COMPANY

12.1 During the term of the Stock Awards, the Company shall keep available at all times the number of shares of Company Stock required to satisfy the Stock Awards.

12.2 The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards, provided however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under this Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

SECTION 13. USE OF PROCEEDS

Proceeds from the sale of stock pursuant to exercise of the Options shall constitute general funds of the Company to be held as part of the Company’s general assets.

SECTION 14. DELEGATION OF AUTHORITY

The Compensation Committee shall administer all aspects of the Plan for all Designated Executives. The Compensation Committee is authorized to delegate to the Executive Committee the authority to administer all aspects of the Plan for Participants other than Designated Executives. Upon any such delegation, with respect to Participants other than Designated Executives, the Executive Committee shall have full power, authority and discretion to administer and interpret the Plan and to adopt such rules, regulations, formulae, procedures, guidelines, agreements, guidelines and instruments for the administration of the Plan, and to appoint an administrator to conduct administrative tasks, all as the Executive Committee deems necessary or advisable; provided however that the Executive Committee’s (and its delegatee’s) actions shall be consistent with any formulas, procedures, regulations, guidelines, instruments or rules that have been adopted or approved by the Compensation Committee. Notwithstanding the above, only the Compensation Committee may designate any Designated Executive as a Participant in the Plan, or grant any Stock Award to a Designated Executive, or establish Performance Standards for any Designated Executive, or otherwise administer any Designated Executive’s participation in, or rights under, the Plan. Also notwithstanding the above, only the Compensation Committee may select and grant Options to persons who are officers or directors of the Company for purposes of Section 16 of the Exchange Act or otherwise take action with respect to Options granted to such individuals.

SECTION 15. RULES AND PROCEDURES

15.1 The Compensation Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

15.2 No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

15.3 Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue in the employ of the Company or any Affiliate or shall affect the right of the Company or an Affiliate to terminate the employment of any Employee with or without cause. The Company or an Affiliate may at any time terminate the employment of a Participant, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, a Stock Award Agreement, a Restricted Stock Agreement or a Stock Option Agreement.

15.4 The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsections 7.6 or 8.4(1), as a condition of exercising an Option or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The sale of any Option granted pursuant to this Plan or sale of any shares purchased pursuant to the exercise of such by any Optionee who has given the investment representation required, or other person or persons attempting to sell any such Option or shares shall be made in full compliance with Rule 144 of the Securities Act and any attempted sale of such Option or shares that fails to so comply shall be deemed null and void by the Company. The foregoing requirements, and assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable security laws. The Company may require the Stock Award holder to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting a Stock Award to such Stock Award holder or permitting the Stock Award holder to exercise such Stock Award. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including but not limited to legends restricting the transfer of the stock.

15.5 No Stock Award, or any portion of any Stock Award, granted pursuant to this Plan shall be assignable or transferable by the Recipient of the Stock Award, otherwise than by the will or the laws of descent and distribution, provided however that a Recipient may designate a beneficiary to exercise an Option after the Recipient’s death pursuant to a written designation of beneficiary filed with and approved by the Compensation Committee prior to the Recipient’s death.

15.6 No shares of Company Stock shall be delivered pursuant to any Stock Award, including but not limited to the exercise of any Option, in whole or in part, until (i) there shall have been such compliance as the Compensation Committee may deem necessary or advisable with respect to any and all federal and state laws, rules and regulations relating to the authorization, issuance, registration, qualification or sale of securities and (ii) in the case of the exercise of an Option, payment in full of the exercise price for the exercise of the Option is received by the Company as permitted in the Stock Award Agreement.

15.7 No Associate or other person shall have any right to be granted any Stock Award under the Plan, and there is no obligation for uniformity of treatment of Associates (including Eligible Associates), Participants, Optionees or their beneficiaries under the Plan

15.8 All certificates for shares of Company Stock delivered in accordance with any Stock Award issued under the Plan shall be subject to such stock-transfer orders and other restrictions as the Compensation Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. with respect to its Automated Quotation System, any stock exchange upon which Company Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

SECTION 16. ADJUSTMENTS UPON CHANGES IN STOCK

16.1 If any change is made in the Company Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reclassification, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares of Company Stock subject to the Plan pursuant to Section 4, (or other securities or property of any successor entity as would have been issuable as a result of such change with respect to the shares of Company Stock subject to the Plan immediately prior to such change, all subject to further adjustment as provided in this Section) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of Company Stock (or other securities or property of any successor entity as would have been issuable as a result of such change that a holder of shares of Company Stock would have been entitled to receive if such Stock Award had been exercised or vested, as the case may be, immediately prior to such change, all subject to further adjustment as provided in this Section) subject to such outstanding Stock Awards. Such adjustments shall be made by the Compensation Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company”.)

16.2 Upon the occurrence of any change subject to Section 16.1, the difference between the Fair Market Value of the shares of Company Stock subject to Option and the aggregate exercise price of such shares, immediately after the change, shall be the same as the difference between the Fair Market Value of all shares of Company Stock subject to Option and the aggregate exercise price of such shares, immediately before such change. The new Option or assumption of the old Option shall not give an Optionee additional rights which the Optionee did not have under the old Option, or deprive the Optionee of any benefits which the Optionee had under the old Option.

16.3 In the event of a Control Change (as defined solely for purposes of this Section 16), the accelerated exercisability or accelerated vesting otherwise provided in this Plan or a Stock Award Agreement or Stock Option Agreement or Restricted Stock Agreement shall be deemed to occur on the 15th day prior to the effective date of such Control Change such that, upon a Control Change where current shares of Company Stock are exchanged for some other securities, cash or other value (x) a Participant holding an Option, if he or she exercises such Option prior to the Control Change, and (y) a Participant holding Restricted Stock, shall be entitled to receive the same such consideration that holders of Company Stock will be receiving upon such Control Change. To the extent that, during the 15-day period ending on the Control Change, a Participant fails to exercise an Option, and unless the surviving company, successor company, or the company acquiring all or substantially all of the Company’s assets, as the case may be, adopts and continues the Plan (without modification but with appropriate adjustments in exercise price, form of stock etc. preserving the Participant’s economic value in their Stock Award(s)), such Option shall terminate upon such Control Change and be null and void thereafter.

16.4 For purposes of this Section 16, a “Control Change” shall mean: (i) a dissolution or liquidation, or sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation or a reverse merger in which the Company is the surviving corporation but the shares of the Company Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (other than (a) a merger or consolidation in which shareholders of the Company immediately before the merger or consolidation have, immediately after the merger or consolidation, greater stock voting power of the acquiring or controlling corporation, and in no event less than a majority of such stock voting power; (b) a transaction the principal purpose of which is to change the State of the Company’s incorporation; or (c) a merger of the Company into any of its wholly owned subsidiaries); or (iii) an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty (50%) percent of the combined voting power entitled to vote in the election of Directors.

16.5 In the event of the dissolution or liquidation of the Company, any Options outstanding under the Plan shall terminate if not exercised prior to such event.

SECTION 17. AMENDMENT OF THE PLAN AND STOCK AWARDS

17.1 The Board at any time, and from time to time, may amend, alter, or suspend the Plan. However, except as provided in Section 16 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements, or to the extent that the amendment increases the number of shares of Company Stock to be issued under the Plan, increases the maximum amount of benefits which can be paid under the Plan to any one person or to change the permissible performance standards applicable to the Performance-Based Restricted Stock.

17.2 No amendment, alteration or suspension of the Plan shall be made without the approval of the Company’s shareholders that would, except as provided in Section 16, materially increase the total number of shares of Company Stock available under the Plan or would materially increase benefits accruing under the Plan or materially modify the requirements for participation in the Plan. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

17.3 Rights and obligations under any Stock Award granted before amendment, alteration or suspension of the Plan shall not be impaired by any amendment of the Plan unless (i) the Compensation Committee requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

17.4 The Compensation Committee at any time, and from time to time, may amend the terms of any one or more Stock Awards previously granted under the Plan, provided however that the rights of any person under any Stock Award shall not be impaired by any such amendment unless (i) the Compensation Committee requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing. The Compensation Committee may correct any defect, supply an omission or reconcile any inconsistency in the Plan, any Program or any Stock Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding Stock Awards or the right or obligation to make future awards of Stock Awards in connection with the acquisition of another corporation or business entity, the Compensation Committee may, in its discretion, make such adjustments in the terms of Stock Awards under the Plan as it shall deem appropriate.

SECTION 18. TERMINATION OR SUSPENSION OF THE PLAN

18.1 The Board may terminate the Plan at any time. No Stock Awards may be granted under the Plan after it is terminated.

18.2 Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

SECTION 19. EFFECTIVE DATE OF PLAN RESTATEMENT

If approved by the Company’s shareholders, this amended and restated Plan is effective as of April 26, 2011.

SECTION 20. SEVERABILITY

If any provision of this Plan, any Program, any Stock Award Agreement, any Restricted Stock Agreement or any Stock Option Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Participant, or would disqualify the Plan or any Stock Award or any part of any Stock Award under any law deemed applicable by the Compensation Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Compensation Committee, materially altering the intent of the Plan or the Stock Award Agreement, the Restricted Stock Agreement or the Stock Option Agreement, it shall be stricken and the remainder of the Plan or any such agreement shall remain in full force and effect.

SECTION 21. WITHHOLDING

In the event that any portion of a Stock Award becomes taxable at any time, the Company’s obligation to deliver any shares of Company Stock shall be subject to the Participant’s satisfaction of all applicable federal, state and local tax withholding requirements, if any, as well as the withholding requirements of any foreign jurisdictions arising in connection with or under such Stock Award. In that regard, the Participant shall pay the amount of taxes, if any, required by the law of the United States or any applicable foreign jurisdiction to be withheld as a result of or under such Stock Award, as determined by the Compensation Committee: (a) by withholding from the amount of shares due the Participant; (b) by allowing the Participant to deliver to the Company shares of Company Stock having a fair market value on the date of payment equal to the amount of such required withholding taxes; or (c) by making payment to the Company in the manner specified by the Company, including but not limited to, a deduction from any payments of any kind otherwise due to the Participant from the Company or an Affiliate.

SECTION 22. CHOICE OF LAW

The validity, construction and effect of the Plan and rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Missouri and applicable Federal law.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 26, 2011.
Vote by Internet • Log on to the Internet and go to www.envisionreports.com/UMBF • Follow the steps outlined on the secured website.

Vote by telephone

 •  Call toll free 1-800-652-VOTE (8683) within the USA,

    US territories & Canada any time on a touch tone

    telephone. There is NO CHARGE to you for the call.

 •  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR proposal 2, 3 and 5, 3 YRS for Proposal 4, and AGAINST
Proposal 6.

+
1. Election of Class II Directors:	For	Withhold					For	Withhold		For	Withhold
01 - Kevin C. Gallagher (Term Expiring in 2014)	☐	☐	02 - Greg M. Graves (Term Expiring in 2014)				☐	☐	03 - Paul Uhlmann III (Term Expiring in 2014)	☐	☐

04 - Thomas J. Wood III (Term Expiring in 2014)	☐	☐
				For	Against	Abstain					For	Against	Abstain

2.   To ratify the Audit Committee’s retention of Deloitte & Touche LLP to serve as the Company’s independent auditors and to examine and audit the consolidated financial statements of the Company for the fiscal year 2011.

				☐	☐	☐

3.   To consider an advisory vote on the compensation of the Company’s named executive officers.

5.   To consider a proposed amendment to the UMB Financial Corporation Long-Term Incentive Compensation Plan.

											☐ ☐	☐ ☐	☐ ☐
			1 Yr	2 Yrs	3 Yrs	Abstain
4. To consider an advisory vote on the frequency of future advisory votes on compensation of the Company’s named executive officers.			☐	☐	☐	☐	6. To consider a shareholder proposal to eliminate classification of terms of the Company’s Board of Directors to require that all directors stand for election annually.				☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — UMB Financial Corporation

1010 Grand Blvd. Kansas City, MO 64106

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON APRIL 26, 2011

The undersigned hereby appoints Peter J. deSilva, J. Mariner Kemper and Michael D. Hagedorn or any of them, with full power of substitution as proxies, to vote all shares of Common Stock of UMB Financial Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held April 26, 2011, at 9:00 a.m., and any adjournments thereof.

Management knows of no other matters to be brought before the Annual Meeting; however, the persons named as proxy holders or their substitutes will vote in accordance with their best judgement if any other matters are properly brought before the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder or absent instruction will be voted FOR Proposals 1, 2, 3 and 5, for a 3 YEAR frequency on Proposal 4, and AGAINST Proposal 6. Unless authority to vote for any director nominee is withheld, authority to vote FOR such nominee will be deemed and granted.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 26, 2011.
Vote by Internet • Log on to the Internet and go to www.envisionreports.com/UMBF • Follow the steps outlined on the secured website.

Vote by telephone

 •  Call toll free 1-800-652-VOTE (8683) within the USA,

    US territories & Canada any time on a touch tone

    telephone. There is NO CHARGE to you for the call.

 •  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR proposal 2, 3 and 5, 3 YRS for Proposal 4, and AGAINST
Proposal 6.

+
1. Election of Class II Directors:	For	Withhold					For	Withhold		For	Withhold
01 - Kevin C. Gallagher (Term Expiring in 2014)	☐	☐	02 - Greg M. Graves (Term Expiring in 2014)				☐	☐	03 - Paul Uhlmann III (Term Expiring in 2014)	☐	☐

04 - Thomas J. Wood III (Term Expiring in 2014)	☐	☐
				For	Against	Abstain					For	Against	Abstain

2.   To ratify the Audit Committee’s retention of Deloitte & Touche LLP to serve as the Company’s independent auditors and to examine and audit the consolidated financial statements of the Company for the fiscal year 2011.

				☐	☐	☐

3.   To consider an advisory vote on the compensation of the Company’s named executive officers.

5.   To consider a proposed amendment to the UMB Financial Corporation Long-Term Incentive Compensation Plan.

											☐ ☐	☐ ☐	☐ ☐
			1 Yr	2 Yrs	3 Yrs	Abstain
4. To consider an advisory vote on the frequency of future advisory votes on compensation of the Company’s named executive officers.			☐	☐	☐	☐	6. To consider a shareholder proposal to eliminate classification of terms of the Company’s Board of Directors to require that all directors stand for election annually.				☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Employee Plan Card — UMB Financial Corporation

1010 Grand Blvd. Kansas City, MO 64106

CONFIDENTIAL VOTING INSTRUCTIONS TO: MARSHALL & ILSLEY TRUST COMPANY, N.A. AS TRUSTEE UNDER THE EMPLOYEE STOCK OWNERSHIP PLAN OF UMB FINANCIAL CORPORATION AND THE UMB PROFIT SHARING AND 401(K) PLAN

I hereby direct that the voting rights pertaining to the shares of UMB Financial Corporation held by the Trustee and attributable to my account(s) in the above-described plans shall be exercised at the Annual Meeting of Shareholders of the Company to be held April 26, 2011 at 9:00 a.m., or any adjournment of such meeting, in accordance with the instructions on the reverse side, to vote upon Proposals 1-6 and on such other matters that may properly come before the meeting.

Please sign exactly as your name appears on the reverse side of this card. Your ESOP shares will be voted by the Trustee unless you vote by one of the methods shown on the reverse side no later than April 22, 2011. Your 401K shares will not be voted unless you vote by one of the methods shown on the reverse side no later than April 22, 2011.

(Items to be voted appear on reverse side.)